                                   PROSPECTUS 1

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM1
Hartford, CT 06103-1106
(877) 533-0117

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               A Flexible Premium Variable Life Insurance Policy
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     This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln
National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our"). This corporate-owned policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.



     You, as the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectuses which are furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o Delaware VIP Trust

                  o DWS Investments VIT Funds

                  o Fidelity Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust



Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.




                         Prospectus Dated: May 1, 2008

                                 Table of Contents




Contents                                                Page
-------------------------------------------------      -----
POLICY SUMMARY ..................................         3
    Benefits of Your Policy .....................         3
    Risks of Your Policy ........................         3
    Charges and Fees ............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT ...........................         7
    Fund Participation Agreements ...............         7
    Distribution of the Policies and
      Compensation ..............................         8
    Sub-Accounts and Funds ......................         8
    Sub-Account Availability and Substitution of
      Funds .....................................        13
    Voting Rights ...............................        13
POLICY CHARGES AND FEES .........................        14
    Premium Load; Net Premium Payment ...........        15
    Surrender Charges ...........................        15
    Partial Surrender Fee .......................        15
    Transfer Fee ................................        15
    Mortality and Expense Risk Charge ...........        15
    Cost of Insurance Charge ....................        16
    Administrative Fee ..........................        16
    Policy Loan Interest ........................        16
    Rider Charges ...............................        17
    Case Exceptions .............................        17
YOUR INSURANCE POLICY ...........................        17
    Application .................................        18
    Owner .......................................        18
    Right-to-Examine Period .....................        19
    Initial Specified Amount ....................        19
    Transfers ...................................        19
    Market Timing ...............................        20
    Dollar Cost Averaging .......................        21
    Automatic Rebalancing .......................        22
    Riders ......................................        22


Contents                                                Page
-------------------------------------------------      -----
    Continuation of Coverage ....................        29
    Paid-Up Nonforfeiture Option ................        30
    Coverage Beyond Maturity ....................        30
    Termination of Coverage .....................        30
    State Regulation ............................        30
PREMIUMS ........................................        31
    Allocation of Net Premium Payments ..........        31
    Planned Premiums; Additional Premiums .......        31
    Life Insurance Qualification ................        31
    Policy Values ...............................        32
DEATH BENEFITS ..................................        33
    Death Benefit Options .......................        33
    Changes to the Initial Specified Amount and
      Death Benefit Options .....................        34
    Death Benefit Proceeds ......................        35
POLICY SURRENDERS ...............................        35
    Partial Surrender ...........................        35
POLICY LOANS ....................................        36
LAPSE AND REINSTATEMENT .........................        36
    Reinstatement of a Lapsed Policy ............        37
TAX ISSUES ......................................        37
    Taxation of Life Insurance Contracts in
      General ...................................        37
    Policies That Are MECs ......................        38
    Policies That Are Not MECs ..................        39
    Other Considerations ........................        39
    Fair Value of Your Policy ...................        40
    Tax Status of Lincoln Life ..................        40
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS ..................................        40
LEGAL PROCEEDINGS ...............................        41
FINANCIAL STATEMENTS ............................        41
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION ........................        42

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of underlying funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the underlying funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.



                                                Table I: Transaction Fees
                                             When Charge                                       Amount
           Charge                            is Deducted                                      Deducted
 Maximum sales charge             When you pay a premium.                5.0% of each premium payment.
 imposed on premiums
 Premium Tax                      When you pay a premium.                A maximum of 5.0% of each premium
                                                                         payment.1
 Deferred Acquisition Cost        When you pay a premium.                1.0% of each premium payment.
 (DAC) Tax
 Surrender Charge                 Upon full surrender of your            There is no charge for surrendering your policy.
                                  policy.
 Partial Surrender Fee            When you take a partial                There is no charge for a partial surrender.
                                  surrender of your policy.
 Fund Transfer Fee                Applied to any transfer request        Guaranteed not to exceed $25.
                                  in excess of 24 made during
                                  any policy year.


     1 Charges range from 0.0% to 5.0%, depending on the state of issue.


Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



 Table II: Periodic Charges Other Than Fund Operating
                        Expenses
                            When Charge         Amount
        Charge              is Deducted        Deducted
 Cost of Insurance*        Monthly

                    Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative insured                           guaranteed maximum monthly cost of insurance
                                                   rate is $0.38 per $1,000 of net amount at risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   specified amount to a minimum of $0.00 per
                                                   $1,000 of specified amount.
  Charge for a                                     For a male or female age 45, the maximum
  Representative insured                           additional monthly charge is $0.06 per $1,000 of
                                                   specified amount.
 Policy Loan Interest           Annually           The annual rate charged against the loan balance
                                                   will be the greater of 3.5%, or Moody's
                                                   Investors Service, Inc. Corporate Bond Yield
                                                   Average - Monthly Average Corporates for the
                                                   calendar month which ends two months prior to
                                                   the policy anniversary.



         Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                               When Charge                         Amount
         Charge                is Deducted                        Deducted
 Rider Charges                                   Individualized based on optional Rider(s)
                                                 selected.
 Term Insurance Rider*        Monthly

              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                  When Charge                             Amount
           Charge                 is Deducted                            Deducted
  Maximum and                                       The monthly cost of insurance rates for standard
  Minimum Charge                                    issue individuals ranges from a guaranteed
                                                    maximum of $83.33 per $1,000 per month to a
                                                    guaranteed minimum of $0.00 per $1,000 per
                                                    month of net amount at risk.

                                                    Individuals with higher mortality risk than
                                                    standard issue individuals can be charged from
                                                    125% to 800% of the standard rate.
  Charge for a                                      For a male or female, age 45, nonsmoker, the
  Representative Insured                            guaranteed maximum monthly cost of insurance
                                                    rate is $0.38 per $1,000 of net amount at risk.
  Alternative Policy Loan        N/A                There is no charge for this rider.
  Rider
  Enhanced Surrender             N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit             N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured              N/A                There is no charge for this rider.
  Rider


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.



 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        6.06% 2         0.31%
 (12b-1) fees, and other expenses.


  2 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 4.89%. These waivers and reductions generally extend through April 30, 2009 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the underlying funds, as well as Fund Operating Expenses of mutual funds which are acquired by any of the underlying funds which operate as fund of funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by underlying funds, if any.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

Lincoln Life Flexible Premium Variable Life Account S (Separate Account) is a separate account of the Company which was established on November 2, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's general account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Department of Insurance.

You may also allocate your premium payments and accumulation values in whole or in part to the Fixed Account. In the Fixed Account, we guarantee a minimum interest rate and assume the risk of investment gain or loss. The general account is secured by Lincoln Life's general assets.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.46% based upon assets of an underlying fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series and Lincoln Variable Insurance Products Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. Broker-dealer firms may receive commission and service fees up to 36% of first year premium, plus up to 12.0% of all other premiums paid. The amount of compensation may also be affected by choices the policy owner has made, including choices of riders, when the policy was applied for. In lieu of premium-based commission, equivalent amounts may be paid over time, based on accumulation value. Additionally, the broker-dealer may be paid additional compensation on first year premiums and all additional premiums and/or provided reimbursements for portions of policy sales expenses.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.



Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate underlying fund. You do not invest directly in these underlying funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.

We create Sub-Accounts and select the underlying funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The underlying funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each underlying fund, its objectives and past performance may be found in that fund's prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

   o AllianceBernstein Global Technology Portfolio (Class A): Maximum capital appreciation.

   o AllianceBernstein Growth and Income Portfolio (Class A): Growth and income.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Income and Growth Fund (Class I): Capital growth; income is secondary. This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.

   o Inflation Protection Fund (Class II): Long-term total return.

   o International Fund (Class I): Capital appreciation.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.


American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o High-Income Bond Fund (Class 2): High current income.

   o International Fund (Class 2): Long-term growth.

   o U.S. Government/AAA Rated Securities Fund (Class 2): High current income.


Delaware VIP Trust, advised by Delaware Management Company.

   o Capital Reserves Series (Standard Class): Current income.

   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation.

   o High Yield Series (Standard Class): Total return.

   o REIT Series (Standard Class): Total return.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.

   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

   o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.

   o DWS Small Cap Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.


Fidelity Variable Insurance Products, advised by Fidelity Management & Research
     Company.

   o Asset Manager Portfolio (Service Class): High total return.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.

   o Contrafund Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Income Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

   o Franklin Income Securities Fund (Class 1): Current income.

   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term total growth.

   o Franklin U.S. Government Fund (Class 1): Income.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Income Securities Fund (Class 1): High current income.

   o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.

Janus Aspen Series, advised by Janus Capital Management LLC.

   o Flexible Bond Portfolio (Service Shares): Maximum total return.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Long-term growth. (Subadvised by BAMCO, Inc.)
     (formerly Baron Capital Asset Fund)

   o LVIP Baron Growth Opportunities Fund (Standard Class): Long-term growth. (Subadvised by BAMCO, Inc.)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.
     (formerly LVIP Growth Opportunities Fund)

   o LVIP Capital Growth Fund (Standard Class): Capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)
     (formerly LVIP Value Opportunities Fund)

   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP FI Equity-Income Fund (Standard Class): Income.
     (Subadvised by Pyramis Global Advisors LLC)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

   o LVIP MFS (Reg. TM) Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Current income.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 12, 2008. Consult your financial adviser.

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 12, 2008. Consult your financial adviser.

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 12, 2008. Consult your financial adviser.

   o LVIP SSgA International Index Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 12, 2008. Consult your financial adviser.

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 12, 2008. Consult your financial adviser.

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Capital appreciation. (Subadvised by SSgA Funds Management, Inc.)
     (formerly LVIP S&P 500 Index Fund)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Capital appreciation. (Subadvised by SSgA Funds Management, Inc.)
     (formerly LVIP Small-Cap Index Fund)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 12, 2008. Consult your financial adviser.

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)
     (formerly LVIP Mid-Cap Growth Fund)

   o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))

   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Capital appreciation.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Growth Series (Initial Class): Capital appreciation.
     This fund will be available as of May 12, 2008. Consult your financial adviser.

   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Subadvised by Neuberger Berman, LLC)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.

   o Regency Portfolio (I Class): Long-term growth.
     (Subadvised by Neuberger Berman, LLC)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.

(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

(2) The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP 2030 Wilshire Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any underlying fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policyholder allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The underlying funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since underlying funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the underlying funds, and those votes may affect the outcome.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by the Company in the same proportion as the voting instruction which we actually receive. All shares voted by the Company will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

The current charges for premium load and mortality and expense risk vary by specific criteria of your policy. These criteria include:

o the initial policy premium, and the total premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The monthly deductions are made on the "monthly deduction day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly deduction day is non-existent for that month, or is not a valuation day, then the monthly deduction day is the next valuation day.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.

Premium Load; Net Premium Payment

We deduct a portion from each premium payment. This amount, referred to as "premium load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The premium payment, after deduction of the premium load, is called the "net premium payment." Target premium is based on the maximum annual premium allowed under the Internal Revenue Code for a policy which is not a modified endowment contract, providing a death benefit equal to the specified amount and paying seven level, annual premiums. See the Tax Issues section later in this prospectus. The target premium is shown in the policy specifications.

Sales Charge.  The current sales charge ranges are:



                     Portion of Premium        Portion of Premium
                         Paid up to            Paid greater than
 Policy Years          Target Premium            Target Premium
--------------      --------------------      -------------------
       1                   3.5%                      0.5%
       2                   3.0%                      0.5%
       3                   2.0%                      0.5%
      4-7                  1.0%                      0.5%
      8+                   0.5%                      0.5%

The sales charge is guaranteed to be no higher than 5.0% of the total premium paid in any policy year.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each premium payment. The tax ranges from 0% to 5% depending upon the state of issue.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each premium payment to help offset the company's tax liability associated with the policy's acquisition costs.

For the purpose of calculating current and maximum premium loads, an increase in specified amount is treated as a newly issued policy.



Surrender Charges

There are no surrender charges for your policy.



Partial Surrender Fee

There is no surrender charge or administrative fee imposed on partial surrenders.



Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per policy year.



Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



                       Annualized Mortality
  Policy Years         Expense Risk Charge
----------------      ---------------------
      1-10                 0.10%-0.40%
      11-20                0.10%-0.20%
  21 and after                0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses including taxes.

The cost of insurance charge depends on the insured's age, underwriting category, the policy duration, and the current net amount at risk. The net amount at risk is the death benefit minus the policy value and it may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.

The cost of insurance is determined monthly. The cost is calculated by subtracting the policy value from the death benefit, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company. The maximum monthly cost of insurance rate for standard risks is $83.33 per $1,000 per month of net amount at risk. Individuals with a higher mortality risk than standard risks can be charged from 125% to 800% of the standard rates.

The current cost of insurance charge may be less than the guaranteed maximum cost of insurance charge, but it will never exceed the guaranteed maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.



Administrative Fee

The monthly administrative fee as of the date of policy issue is $6.00 per month in all policy years. The Company may change this fee after the first policy year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of specified amount that varies with the insured's age. This charge will never exceed $0.17 per $1,000 of specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the policy anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the policy is issued.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.



Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.



Case Exceptions

We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any owners.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, if required, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living and before the maturity date. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature in good order.



Right-to-Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund to you either all premium payments or the policy value plus any charges and fees depending on the state of issue of your policy. If a premium payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.

If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right-to-examine period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The owner bears the risk of a decline in Sub-Account values. If the policy is returned for cancellation within the right-to-examine period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled policy is received at our Administrative Office.



Initial Specified Amount

You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the policy anniversary. The transfer will be effective as of the next valuation period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.

Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar cost averaging terminates automatically:

1) if the value in the Money Market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered.



Automatic Rebalancing

You may elect to participate in automatic rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the monthly deductions, and is based on the insured's premium class, issue age and the number of policy years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

The rider's death benefit is included in the total death benefit paid under the policy.

Alternative Policy Loan Rider. The policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the company's consent. This rider allows a policy owner to borrow a portion of the surrender value of the policy, as defined in the section of the prospectus headed "Policy Surrenders," without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed "Maximum Alternative Policy Loan Balance" for more information.

The standard policy loan provision remains available when this rider is in effect. An alternative policy loan may be taken in lieu of, or in addition to, a standard policy loan.

Alternative Policy Loan. If the policy has a surrender value, you may request to take an alternative policy loan. Outstanding alternative policy loans and accrued interest reduce the policy's surrender value and death benefit. The company will grant an alternative policy loan against the policy provided:

a) a loan agreement is properly executed;

b) a satisfactory assignment of the policy to the company is made; and

c) the alternative policy loan balance does not exceed the maximum alternative policy loan balance.
     (See the section headed "Maximum Alternative Policy Loan Balance" for more information.)

An assignment of the policy to the company authorizes the company to collect a portion of the policy's account value or death benefit equal to the amount of any alternative policy loan balance at the time the policy is surrendered or a death benefit becomes payable. If an alternative policy loan balance is outstanding when the policy is surrendered or when the insured dies, the amount collected by the company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.

Alternative Policy Loan Balance. The amount of any outstanding alternative policy loan, plus any due and unpaid interest.

Maximum Alternative Policy Loan Balance. On each valuation day, the maximum alternative policy loan balance is the sum of

1. the balance in the Money Market account multiplied by 0.90, and

2. the alternative policy loan factor multiplied by

     a) the sum of the Fixed Account value and the Sub-Account value, less

     b) the value in the Money Market account

The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative policy loan factor on the date of issue is shown on the policy specifications page. The company may change the available maximum alternative policy loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the Money Market account. A change in the maximum alternative policy loan balance will be based on a change in the alternative policy loan factor. If the maximum alternative policy loan balance is reduced, the amount of any alternative policy loan balance which exceeds the reduced maximum alternative policy loan balance will effect a transfer to the Money Market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative policy loan balance is reduced or there is a transfer to the Money Market account from the Fixed Account and the other Sub-Accounts.

There will be a transfer to the Money Market account from the Fixed Account and the other Sub-Accounts

  a) on any monthly anniversary day when the alternative policy loan balance exceeds the maximum alternative policy loan balance, or

  b) on any day when the alternative loan balance exceeds the maximum alternative policy loan balance by more than 5%.

If there is a transfer to the Money Market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:

  a) the difference between the alternative policy loan balance and the maximum alternative policy loan balance, divided by

     b) 0.90 minus the alternative policy loan factor.

The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard policy loan, you may instruct us to transfer a portion of the alternative policy loan balance from the Fixed Account and Sub-Accounts to the Lincoln Money Market Fund in order to maintain an alternative policy loan balance which does not exceed the maximum alternative policy loan balance. These transfers do not count against the free transfers available.

Total Loan Balance. This is the total amount of all outstanding policy loans, whether taken as a standard policy loan or as an alternative policy loan. The total loan balance may not exceed 90% of the total account value of the policy.


Total Loan Balance Repayment. The total loan balance will be reduced by the amount of any repayment of the alternative policy loan or standard policy loan. Any repayment of indebtedness, other than loan interest, will be applied first to any standard policy loans until paid, then to any alternative policy loan balance, unless otherwise agreed to in writing by you and the company

Alternative Policy Loan Interest. Interest will accrue on the alternative policy loan balance. Interest charged on the alternative policy loan balance accrues daily and is payable annually on each policy anniversary or as otherwise agreed to in writing by you and the company. The accrued loan interest amount, if not paid, will be added to the alternative policy loan balance.

The interest rate charged on the alternative policy loan balance is based on a published monthly average. The maximum monthly average will be "Moody's Corporate Bond Yield Average - Monthly Average Corporates" as published by Moody's Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.

The interest rate charged on the alternative policy loan balance during any policy year will not exceed the maximum rate for that year. The maximum rate will be the greater of:

1) Moody's Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the policy anniversary occurs; or

2) 4.25%

The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the policy is issued.

We may change the interest rate charged on the alternative policy loan balance during the policy year. We will notify you of the current alternative policy loan interest rate at the time the alternative policy loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative policy loan balance.

Transfer of Loan Balances. You may request in writing to transfer all, or a portion, of the alternative policy loan balance to the standard policy loan balance. You may also request in writing to transfer all, or a portion, of a standard policy loan balance to the alternative policy loan balance as long as this does not cause the alternative policy loan balance to exceed the maximum alternative policy loan balance. Converting all or a portion of an alternative policy loan balance to a standard policy loan will cause the converted amount to be transferred from the Fixed Account and Sub-Accounts to the loan balance in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard policy loan balance to an alternative policy loan will cause the converted amount to be transferred from the loan balance to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.

The effective rate of interest for a standard policy loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding policy loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative policy loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative policy loan will be the difference between the rate of interest charged on the alternative policy loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative policy loan could be higher or lower than the effective rate of interest for a standard policy loan. The benefit, if any, of choosing an alternative policy loan over a standard policy loan will depend on the investment experience of the Sub-Accounts.

Enhanced Surrender Value Rider. The policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the policy only with Lincoln Life's consent. There is no cost for this rider.

This rider provides two additional benefits:

a) surrender value benefit: an extra benefit in the event of a full surrender of the policy, and

b) expense reduction benefit: a reduction in expense charges and fees in the policy.

A. Surrender value benefit.

Under this rider, the full surrender value of the policy will equal:

a) the policy value on the date of surrender; less

b) the loan balance plus any accrued interest; plus

c) the surrender value enhancement benefit, if any.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

a) is the target enhancement amount; and

b) is the maximum enhancement amount.

Target enhancement amount. On any monthly deduction day, the target enhancement amount is equal to the target surrender value less the total account value of the policy. For purposes of this rider, if the target enhancement amount is negative, it will be considered to be zero.

Target surrender value. On each monthly deduction day, the target surrender value will be calculated as (1), plus (2), plus (3), minus (4), where:

1) is the target surrender value on the immediately preceding monthly deduction day.

2) is all premiums received since the immediately preceding monthly deduction day.

3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

4) is the amount of any partial surrenders since the immediately preceding monthly deduction day.

On the date of issue, the target surrender value will be the initial premium received. On any day other than the date of issue or a monthly deduction day, the target surrender value will be the target surrender value as of the preceding monthly deduction day, plus all premiums received and less any partial surrenders taken since the preceding monthly deduction day.

Target yield. The target yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual target yield rates are:



 Policy Years        Target Yield Rate        Policy Years        Target Yield Rate
--------------      -------------------      --------------      ------------------
       1                   7.0%                    7                    4.0%
       2                   7.0%                    8                    3.0%

 Policy Years        Target Yield Rate        Policy Years        Target Yield Rate
--------------      -------------------      --------------      ------------------
       3                   7.0%                    9                    2.0%
       4                   6.0%                   10                    1.0%
       5                   5.5%                   11+                   0.0%
       6                   5.0%

The target yield rate will not exceed 15% in any policy year.

Maximum enhancement amount. The maximum enhancement amount is equal to the cumulative surrender value premium times the maximum enhancement rate for any policy year times the term blend adjustment factor.

Cumulative surrender value premium. The cumulative surrender value premium for any policy year is the lesser of (a) or (b), where:

a) Is the sum of the premiums paid during the policy year; less the sum of any partial surrenders during the policy year; and

b) Is the target premium for the policy year; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this policy

During the first policy year, the cumulative surrender value premium for all prior policy years is zero.

Maximum enhancement rate. The maximum enhancement rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual maximum enhancement rates are:



                          Maximum                                    Maximum
 Policy Years        Enhancement Rate        Policy Years        Enhancement Rate
--------------      ------------------      --------------      -----------------
       1                  16.0%                   7                   5.0%
       2                  15.0%                   8                   3.0%
       3                  15.0%                   9                   2.0%
       4                  12.0%                  10                   1.0%
       5                  9.0%                   11+                  0.0%
       6                  7.0%

The maximum enhancement rate will not exceed 25% in any policy year.

Term blend adjustment factor. The term blend adjustment factor is equal to 1.0 unless a term insurance rider is attached to the policy. If a term insurance rider is attached this policy, the term blend adjustment factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

In policy years six through ten, this rider will provide a reduction to the expense charges deducted under the policy. This amount is equal to the following:



 Policy Years       Expense Reduction Amount
--------------      --------------------------------------------------------
     6-10           The lesser of (a) or (b) where:

                    (a) is the expense reduction rate times the accumulated premiums paid for policy years one through five; and

                    (b) is the expense charges due under the policy

There is no expense reduction in policy years 1 through 5 or in policy year 11 and beyond.

Expense reduction rate. The expense reduction rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:



                     Monthly Expense                            Monthly Expense
 Policy Years         Reduction Rate        Policy Years        Reduction Rate
--------------      -----------------      --------------      ----------------
       1                  0.0%                   7                 0.00833%
       2                  0.0%                   8                 0.00833%
       3                  0.0%                   9                 0.00833%
       4                  0.0%                  10                 0.00833%
       5                  0.0%                  11+                  0.0%
       6                0.00833%

The expense reduction rate will not exceed an annual rate of 5% in any policy year.

If this rider is elected, in lieu of the monthly deduction as described in the policy, the monthly deduction for a policy month will be calculated as (1) plus
(2) less the expense reduction amount, where:

1) is the cost of insurance for the base policy and the cost of any supplemental riders or optional benefits, and

2) is the monthly administrative fee for the base policy.

This rider will terminate without value in the event that this policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

1) the death of the insured; or

2) the maturity date of this policy; or

3) the date this policy ends; or

4) the next monthly deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional surrender value on a temporary basis for a minimum of seven years after the policy is issued. The policy owner chooses the level of surrender value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed Requested Adjustable Benefit Enhancement Amount and Maximum Adjustable Benefit Enhancement Amount for more information.

The greater the amount of additional surrender value provided by this rider each year, the shorter the duration of the benefit. The amount of additional surrender value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced surrender value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the policy. See section headed Term Blend Adjustment Factor for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.

Under this rider, the full surrender value of the policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each policy anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the policy year, unless a partial surrender has been made since the preceding policy anniversary. If a partial surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon full surrender of the policy during the policy year. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of partial surrenders since the preceding policy anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any policy year.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Policy Years        Current Rate        Guaranteed Rate
--------------      --------------      ----------------
       1                11.0%                 2.0%
       2                19.6%                 2.0%
       3                27.7%                 2.0%
       4                35.4%                 2.0%
       5                53.2%                 2.0%
       6                66.1%                 2.0%
      7+               100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon full surrender of the policy. On each monthly deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding monthly deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any partial surrenders since the preceding monthly deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of premiums paid on the date of issue of the policy; and

b) is the target premium for the policy year, as shown in the policy specifications. If a term insurance rider is attached to your policy, the target premium will be multiplied by the ratio of the target face amount to the basic policy specified amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous policy year. The adjustable benefit enhancement balance will be permanently decreased by this amount each policy year. For the monthly deduction day coinciding with the policy anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other monthly deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your policy. If a term insurance rider is attached to your policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy specified amount to the target face amount.

If term insurance is added to the policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the policy, as shown in the policy specifications; or

3) the date this policy is terminated, as provided under the grace period provision of the policy; or

4) the next monthly deduction day after we receive your written request to terminate this rider.



Continuation of Coverage

Coverage of this policy will continue to the maturity date if your surrender value is sufficient to cover each monthly deduction. The maturity date for this policy is the policy anniversary nearest the insured's 100th birthday. As of the maturity date, the death benefit will be equal to the surrender value.

Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this policy as paid-up life insurance. The effective date of the paid-up insurance will be the monthly deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the specified amount will be the amount which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further premium payments, monthly deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account value to the Fixed Account value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you monthly deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the policy becomes eligible for coverage beyond maturity.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured;

3) failure to pay the necessary amount of premium to keep your policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features.

PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required. Premiums may be paid anytime before the insured reaches age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The percentages of net premium payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase planned premiums, or pay additional premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. The excess amount of premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the guideline premium test or the cash value accumulation test.

The guideline premium test limits the amount of premiums that may be paid into the policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the guideline premium test is usually less than the amount of death benefit that results from the cash value accumulation test.

The cash value accumulation test does not limit the amount of premiums that may be paid into the policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the insured's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the cash value accumulation test are usually greater than those required under the guideline premium test. Increases in the death benefit required by either test will increase the cost of insurance under the policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your policy.

Discuss this choice with your financial representative and tax adviser before purchasing the policy. Once your policy is issued, the qualification method cannot be changed.



Policy Values

Policy value in your variable life insurance policy is also called the total account value.

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

The loan balance, if any, reflects amounts held as collateral on any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account value and the Separate Account value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the total account value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your policy.

Death benefit proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                 Variability
    1         Specified amount, which includes the total account value as of the        Generally provides a level death
              date of the insured's death.                                              benefit
    2         Sum of the specified amount plus the total account value as of the        May increase or decrease over
              date of the insured's death.                                              time, depending on the amount
                                                                                        of premium paid and the
                                                                                        investment performance of the
                                                                                        underlying Sub-Accounts or the
                                                                                        Fixed Account.

 Option                        Death Benefit Proceeds Equal to the                               Variability
    3         Specified amount plus the accumulated premiums (all premiums               Will generally increase,
              paid from the date of issue accumulated at the premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           premium paid.
              the policy specifications pages), less withdrawals as of the date of the insured's death.

If your policy includes a Term Insurance Rider, the target face amount replaces the specified amount in each of the death benefit options.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new specified amount will equal the specified amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new specified amount will equal the specified amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new specified amount will equal the specified amount prior to the change plus the accumulated premiums, less withdrawals (all premiums paid from the date of issue accumulated at the premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.

Any change is effective on the first monthly deduction day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the change will be effective on the first monthly deduction day on which the total account value is equal to, or greater than, the monthly deduction amount.

Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the surrender value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values, anytime after the first policy year, while the policy is in force. You must request a partial surrender in writing. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the total account value, the death benefit, and the specified amount. The amount of the partial surrender fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the specified amount.
         2              Will reduce the total account value and the death benefit, but not the specified amount.
         3              Will reduce the total account value, accumulated premiums (all premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the specified amount.

Partial surrender proceeds will generally be paid within seven days of our receipt of your request.

POLICY LOANS
You may borrow against the surrender value of your policy. We reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and total account value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan balance is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid.

The amount of your loan, plus any due but unpaid interest, is added to your outstanding policy loan balance. This loan balance does not include the amount of any loan obtained through the alternative policy loan rider. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan balance.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured employee. The loan balance will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current total account value, the policy will terminate subject to the conditions in the grace period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any policy year will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the policy anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior policy year policy year's rate and decrease only when it would be at least 0.5% lower than the prior policy year policy year's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior policy year.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

The loan balance value will earn interest at a lower rate than the policy loan interest rate. The difference between the rates will never exceed 0.50%.


LAPSE AND REINSTATEMENT
If at any time the total account value less the loan collateral account value is insufficient to pay the monthly deduction, all policy coverage will terminate. This is referred to as policy lapse. The total account value less the loan collateral account value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the total account value less the loan collateral account value of your policy is sufficient to pay the monthly deduction amount on a monthly deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly deduction day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



Reinstatement of a Lapsed Policy

You can apply for reinstatement within five years after the date of lapse and before your policy's maturity date. To reinstate your policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deductions, plus two additional monthly deductions. If we approve your application for reinstatement, your policy will be reinstated on the monthly deduction day following our approval. The policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any loan balance will not be reinstated.


TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The cash value accumulation test, which does not limit premiums paid, requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of a withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and death benefit option 1 is in effect, in some circumstances the policy value may be equal or exceed the specified amount level death benefit. In such cases, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on policy loan indebtedness including an Alternative Policy Loan, if any, is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular period.


FINANCIAL STATEMENTS
The financial statements of the Separate Account and the consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241

                               End of Prospectus

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                               Dated May 1, 2008
                  Relating to Prospectus Dated May 1, 2008 for


                      Lincoln Corporate Variable 5 product



       Lincoln Life Flexible Premium Variable Life Account S, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM1
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Variable 5 product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION ........................             2
    Lincoln Life ...........................             2
    Registration Statement .................             2
    Changes of Investment Policy ...........             2
    Principal Underwriter ..................             3
    Disaster Plan ..........................             3
    Advertising ............................             3
SERVICES ...................................             4
    Independent Registered Public Accounting
      Firm .................................             4
    Accounting Services ....................             4
    Transfer Agent .........................             4


Contents                                              Page
--------------------------------------------       ----------
POLICY INFORMATION .........................             5
    Assignment .............................             5
    Change of Ownership ....................             5
    Beneficiary ............................             5
    Change of Plan .........................             5
    Settlement Options .....................             5
    Deferral of Payments ...................             6
    Incontestability .......................             6
    Misstatement of Age ....................             6
    Suicide ................................             6
PERFORMANCE DATA ...........................             7
FINANCIAL STATEMENTS .......................             8
    Separate Account .......................           C-1
    Company ................................           S-1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.

If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.

Principal Underwriter

Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), One Granite Place, Concord, NH 03301, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $26,256,116 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.



Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm
The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Accounting Services

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

POLICY INFORMATION


Assignment
While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age

If the age of the insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.

PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, but

o no deductions for additional policy expenses (i.e., premium loads, mortality and expense charges, administrative fees and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS
The financial statements of the Separate Account and the consolidated financial statements of the Company follow.

                                    PROSPECTUS 2

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM1
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln Corporate Commitment VUL, a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our"). This corporate-owned policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.



     You, as the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectuses which are furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o Delaware VIP Trust

                  o Fidelity Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust



Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.




                         Prospectus Dated: May 1, 2008

                                 Table of Contents




Contents                                                Page
-------------------------------------------------      -----
POLICY SUMMARY ..................................         3
    Benefits of Your Policy .....................         3
    Risks of Your Policy ........................         3
    Charges and Fees ............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT ...........................         7
    Fund Participation Agreements ...............         7
    Distribution of the Policies and
      Compensation ..............................         8
    Sub-Accounts and Funds ......................         8
    Sub-Account Availability and Substitution of
      Funds .....................................        12
    Voting Rights ...............................        13
POLICY CHARGES AND FEES .........................        13
    Premium Load; Net Premium Payment ...........        14
    Surrender Charges ...........................        14
    Partial Surrender Fee .......................        14
    Transfer Fee ................................        15
    Mortality and Expense Risk Charge ...........        15
    Cost of Insurance Charge ....................        15
    Administrative Fee ..........................        15
    Policy Loan Interest ........................        16
    Rider Charges ...............................        16
    Case Exceptions .............................        16
YOUR INSURANCE POLICY ...........................        16
    Application .................................        17
    Owner .......................................        17
    Right-to-Examine Period .....................        18
    Initial Specified Amount ....................        18
    Transfers ...................................        18
    Market Timing ...............................        19
    Dollar Cost Averaging .......................        20
    Automatic Rebalancing .......................        21
    Riders ......................................        21


Contents                                                Page
-------------------------------------------------      -----
    Continuation of Coverage ....................        28
    Paid-Up Nonforfeiture Option ................        29
    Coverage Beyond Maturity ....................        29
    Termination of Coverage .....................        29
    State Regulation ............................        29
PREMIUMS ........................................        30
    Allocation of Net Premium Payments ..........        30
    Planned Premiums; Additional Premiums .......        30
    Life Insurance Qualification ................        30
    Policy Values ...............................        31
DEATH BENEFITS ..................................        32
    Death Benefit Options .......................        32
    Changes to the Initial Specified Amount and
      Death Benefit Options .....................        33
    Death Benefit Proceeds ......................        34
POLICY SURRENDERS ...............................        34
    Partial Surrender ...........................        34
POLICY LOANS ....................................        35
LAPSE AND REINSTATEMENT .........................        35
    Reinstatement of a Lapsed Policy ............        36
TAX ISSUES ......................................        36
    Taxation of Life Insurance Contracts in
      General ...................................        36
    Policies That Are MECs ......................        37
    Policies That Are Not MECs ..................        38
    Other Considerations ........................        38
    Fair Value of Your Policy ...................        39
    Tax Status of Lincoln Life ..................        39
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS ..................................        39
LEGAL PROCEEDINGS ...............................        40
FINANCIAL STATEMENTS ............................        40
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION ........................        41

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of underlying funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the underlying funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.



                                                Table I: Transaction Fees
                                             When Charge                                       Amount
           Charge                            is Deducted                                      Deducted
 Maximum sales charge             When you pay a premium.                5.0% of each premium payment.
 imposed on premiums
 Premium Tax                      When you pay a premium.                A maximum of 5.0% of each premium
                                                                         payment.1
 Deferred Acquisition Cost        When you pay a premium.                1.0% of each premium payment.
 (DAC) Tax
 Surrender Charge                 Upon full surrender of your            There is no charge for surrendering your policy.
                                  policy.
 Partial Surrender Fee            When you take a partial                There is no charge for a partial surrender.
                                  surrender of your policy.
 Fund Transfer Fee                Applied to any transfer request        Guaranteed not to exceed $25.
                                  in excess of 24 made during
                                  any policy year.


     1 Charges range from 0.0% to 5.0%, depending on the state of issue.


Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



 Table II: Periodic Charges Other Than Fund Operating
                        Expenses
                            When Charge         Amount
        Charge              is Deducted        Deducted
 Cost of Insurance*        Monthly

                    Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $34.26 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative insured                           guaranteed maximum monthly cost of insurance
                                                   rate is $0.22 per $1,000 of net amount at risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   specified amount to a minimum of $0.00 per
                                                   $1,000 of specified amount.
  Charge for a                                     For a male or female age 45, the maximum
  Representative insured                           additional monthly charge is $0.17 per $1,000 of
                                                   specified amount.
 Policy Loan Interest           Annually           The annual rate charged against the loan balance
                                                   will be the greater of 3.5%, or Moody's
                                                   Investors Service, Inc. Corporate Bond Yield
                                                   Average - Monthly Average Corporates for the
                                                   calendar month which ends two months prior to
                                                   the policy anniversary.



         Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                               When Charge                         Amount
         Charge                is Deducted                        Deducted
 Rider Charges                                   Individualized based on optional Rider(s)
                                                 selected.
 Term Insurance Rider*        Monthly

              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                  When Charge                             Amount
           Charge                 is Deducted                            Deducted
  Maximum and                                       The monthly cost of insurance rates for standard
  Minimum Charge                                    issue individuals ranges from a guaranteed
                                                    maximum of $34.26 per $1,000 per month to a
                                                    guaranteed minimum of $0.00 per $1,000 per
                                                    month of net amount at risk.

                                                    Individuals with higher mortality risk than
                                                    standard issue individuals can be charged from
                                                    125% to 800% of the standard rate.
  Charge for a                                      For a male or female, age 45, nonsmoker, the
  Representative Insured                            guaranteed maximum monthly cost of insurance
                                                    rate is $0.22 per $1,000 of net amount at risk.
  Alternative Policy Loan        N/A                There is no charge for this rider.
  Rider
  Enhanced Surrender             N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit             N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured              N/A                There is no charge for this rider.
  Rider


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.



 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        6.06% 2         0.31%
 (12b-1) fees, and other expenses.


  2 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 4.89%. These waivers and reductions generally extend through April 30, 2009 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the underlying funds, as well as Fund Operating Expenses of mutual funds which are acquired by any of the underlying funds which operate as fund of funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by underlying funds, if any.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

Lincoln Life Flexible Premium Variable Life Account S (Separate Account) is a separate account of the Company which was established on November 2, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's general account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Department of Insurance.

You may also allocate your premium payments and accumulation values in whole or in part to the Fixed Account. In the Fixed Account, we guarantee a minimum interest rate and assume the risk of investment gain or loss. The general account is secured by Lincoln Life's general assets.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.46% based upon assets of an underlying fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series and Lincoln Variable Insurance Products Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. Broker-dealer firms may receive commission and service fees up to 36% of first year premium, plus up to 12.0% of all other premiums paid. The amount of compensation may also be affected by choices the policy owner has made, including choices of riders, when the policy was applied for. In lieu of premium-based commission, equivalent amounts may be paid over time, based on accumulation value. Additionally, the broker-dealer may be paid additional compensation on first year premiums and all additional premiums and/or provided reimbursements for portions of policy sales expenses.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.



Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate underlying fund. You do not invest directly in these underlying funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.

We create Sub-Accounts and select the underlying funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The underlying funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each underlying fund, its objectives and past performance may be found in that fund's prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

   o AllianceBernstein Global Technology Portfolio (Class A): Maximum capital appreciation.

   o AllianceBernstein Growth and Income Portfolio (Class A): Growth and income.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class II): Long-term total return.


American Funds Insurance Series, advised by Capital Research and Management Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o High-Income Bond Fund (Class 2): High current income.

   o International Fund (Class 2): Long-term growth.

   o U.S. Government/AAA Rated Securities Fund (Class 2): High current income.

Delaware VIP Trust, advised by Delaware Management Company.

   o Capital Reserves Series (Standard Class): Current income.

   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation.

   o High Yield Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.


Fidelity Variable Insurance Products, advised by Fidelity Management & Research Company.

   o Contrafund Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Income Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

   o Franklin Income Securities Fund (Class 1): Current income.

   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

   o Franklin U.S. Government Fund (Class 1): Income.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Income Securities Fund (Class 1): Total return.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Maximum capital appreciation.
     (Subadvised by BAMCO, Inc.)
     (formerly Baron Capital Asset Fund)

   o LVIP Capital Growth Fund (Standard Class): Capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)
     (formerly LVIP Value Opportunities Fund)

   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP FI Equity-Income Fund (Standard Class): Income.
     (Subadvised by Pyramis Global Advisors LLC)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

   o LVIP MFS (Reg. TM) Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Current income.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 12, 2008. Consult your financial adviser.

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 12, 2008. Consult your financial adviser.

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 12, 2008. Consult your financial adviser.

   o LVIP SSgA International Index Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 12, 2008. Consult your financial adviser.

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 12, 2008. Consult your financial adviser.

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Capital appreciation. (Subadvised by SSgA Funds Management, Inc.)
     (formerly LVIP S&P 500 Index Fund)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Capital appreciation. (Subadvised by SSgA Funds Management, Inc.)
     (formerly LVIP Small-Cap Index Fund)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 12, 2008. Consult your financial adviser.

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)
     (formerly LVIP Mid-Cap Growth Fund)

   o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))

   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Capital appreciation.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Growth Series (Initial Class): Capital appreciation.
     This fund will be available as of May 12, 2008. Consult your financial adviser.

   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.

(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

(2) The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP 2030 Wilshire Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any underlying fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policyholder allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The underlying funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since underlying funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the underlying funds, and those votes may affect the outcome.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by the Company in the same proportion as the voting instruction which we actually receive. All shares voted by the Company will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

The current charges for premium load and mortality and expense risk vary by specific criteria of your policy. These criteria include:

o the initial policy premium, and the total premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The monthly deductions are made on the "monthly deduction day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly deduction day is non-existent for that month, or is not a valuation day, then the monthly deduction day is the next valuation day.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We deduct a portion from each premium payment. This amount, referred to as "premium load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The premium payment, after deduction of the premium load, is called the "net premium payment." Target premium is based on the maximum annual premium allowed under the Internal Revenue Code for a policy which is not a modified endowment contract, providing a death benefit equal to the specified amount and paying seven level, annual premiums. See the Tax Issues section later in this prospectus. The target premium is shown in the policy specifications.

Sales Charge.  The current sales charge ranges are:



                     Portion of Premium        Portion of Premium
                         Paid up to            Paid greater than
 Policy Years          Target Premium            Target Premium
--------------      --------------------      -------------------
       1                   3.5%                      1.0%
       2                   3.0%                      1.0%
      3-4                  2.0%                      1.0%
      5-7                  1.5%                      1.0%
      8+                   1.0%                      1.0%

The sales charge is guaranteed to be no higher than 5.0% of the total premium paid in any policy year.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each premium payment. The tax ranges from 0% to 5% depending upon the state of issue.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each premium payment to help offset the company's tax liability associated with the policy's acquisition costs.

For the purpose of calculating current and maximum premium loads, an increase in specified amount is treated as a newly issued policy.



Surrender Charges

There are no surrender charges for your policy.



Partial Surrender Fee

There is no surrender charge or administrative fee imposed on partial surrenders.

Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per policy year.



Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



                       Annualized Mortality
  Policy Years         Expense Risk Charge
----------------      ---------------------
      1-10                 0.10%-0.30%
      11-20                0.10%-0.15%
  21 and after                0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses including taxes.

The cost of insurance charge depends on the insured's age, underwriting category, the policy duration, and the current net amount at risk. The net amount at risk is the death benefit minus the policy value and it may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.

The cost of insurance is determined monthly. The cost is calculated by subtracting the policy value from the death benefit, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company. The maximum monthly cost of insurance rate for standard risks is $34.26 per $1,000 per month of net amount at risk. Individuals with a higher mortality risk than standard risks can be charged from 125% to 800% of the standard rates.

The current cost of insurance charge may be less than the guaranteed maximum cost of insurance charge, but it will never exceed the guaranteed maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.



Administrative Fee

The monthly administrative fee as of the date of policy issue is $6.00 per month in all policy years. The Company may change this fee after the first policy year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of specified amount that varies with the insured's age. This charge will never exceed $0.17 per $1,000 of specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Policy Loan Interest

If you borrow against your policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the policy anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the policy is issued.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.



Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.



Case Exceptions

We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any owners.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, if required, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living and before the maturity date. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature in good order.



Right-to-Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund to you either all premium payments or the policy value plus any charges and fees depending on the state of issue of your policy. If a premium payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.

If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right-to-examine period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The owner bears the risk of a decline in Sub-Account values. If the policy is returned for cancellation within the right-to-examine period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled policy is received at our Administrative Office.



Initial Specified Amount

You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the policy anniversary. The transfer will be effective as of the next valuation period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar cost averaging terminates automatically:

1) if the value in the Money Market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered.



Automatic Rebalancing

You may elect to participate in automatic rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the monthly deductions, and is based on the insured's premium class, issue age and the number of policy years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

The rider's death benefit is included in the total death benefit paid under the policy.

Alternative Policy Loan Rider. The policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the company's consent. This rider allows a policy owner to borrow a portion of the surrender value of the policy, as defined in the section of the prospectus headed "Policy Surrenders," without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed "Maximum Alternative Policy Loan Balance" for more information.

The standard policy loan provision remains available when this rider is in effect. An alternative policy loan may be taken in lieu of, or in addition to, a standard policy loan.

Alternative Policy Loan. If the policy has a surrender value, you may request to take an alternative policy loan. Outstanding alternative policy loans and accrued interest reduce the policy's surrender value and death benefit. The company will grant an alternative policy loan against the policy provided:

a) a loan agreement is properly executed;

b) a satisfactory assignment of the policy to the company is made; and

c) the alternative policy loan balance does not exceed the maximum alternative policy loan balance.
     (See the section headed "Maximum Alternative Policy Loan Balance" for more information.)

An assignment of the policy to the company authorizes the company to collect a portion of the policy's account value or death benefit equal to the amount of any alternative policy loan balance at the time the policy is surrendered or a death benefit becomes payable. If an alternative policy loan balance is outstanding when the policy is surrendered or when the insured dies, the amount collected by the company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.

Alternative Policy Loan Balance. The amount of any outstanding alternative policy loan, plus any due and unpaid interest.

Maximum Alternative Policy Loan Balance. On each valuation day, the maximum alternative policy loan balance is the sum of

1. the balance in the Money Market account multiplied by 0.90, and

2. the alternative policy loan factor multiplied by

     a) the sum of the Fixed Account value and the Sub-Account value, less

     b) the value in the Money Market account

The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative policy loan factor on the date of issue is shown on the policy specifications page. The company may change the available maximum alternative policy loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the Money Market account. A change in the maximum alternative policy loan balance will be based on a change in the alternative policy loan factor. If the maximum alternative policy loan balance is reduced, the amount of any alternative policy loan balance which exceeds the reduced maximum alternative policy loan balance will effect a transfer to the Money Market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative policy loan balance is reduced or there is a transfer to the Money Market account from the Fixed Account and the other Sub-Accounts.

There will be a transfer to the Money Market account from the Fixed Account and the other Sub-Accounts

  a) on any monthly anniversary day when the alternative policy loan balance exceeds the maximum alternative policy loan balance, or

  b) on any day when the alternative loan balance exceeds the maximum alternative policy loan balance by more than 5%.

If there is a transfer to the Money Market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:

  a) the difference between the alternative policy loan balance and the maximum alternative policy loan balance, divided by

     b) 0.90 minus the alternative policy loan factor.

The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard policy loan, you may instruct us to transfer a portion of the alternative policy loan balance from the Fixed Account and Sub-Accounts to the Lincoln Money Market Fund in order to maintain an alternative policy loan balance which does not exceed the maximum alternative policy loan balance. These transfers do not count against the free transfers available.

Total Loan Balance. This is the total amount of all outstanding policy loans, whether taken as a standard policy loan or as an alternative policy loan. The total loan balance may not exceed 90% of the total account value of the policy.


Total Loan Balance Repayment. The total loan balance will be reduced by the amount of any repayment of the alternative policy loan or standard policy loan. Any repayment of indebtedness, other than loan interest, will be applied first to any standard policy loans until paid, then to any alternative policy loan balance, unless otherwise agreed to in writing by you and the company

Alternative Policy Loan Interest. Interest will accrue on the alternative policy loan balance. Interest charged on the alternative policy loan balance accrues daily and is payable annually on each policy anniversary or as otherwise agreed to in writing by you and the company. The accrued loan interest amount, if not paid, will be added to the alternative policy loan balance.

The interest rate charged on the alternative policy loan balance is based on a published monthly average. The maximum monthly average will be "Moody's Corporate Bond Yield Average - Monthly Average Corporates" as published by Moody's Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.

The interest rate charged on the alternative policy loan balance during any policy year will not exceed the maximum rate for that year. The maximum rate will be the greater of:

1) Moody's Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the policy anniversary occurs; or

2) 4.25%

The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the policy is issued.

We may change the interest rate charged on the alternative policy loan balance during the policy year. We will notify you of the current alternative policy loan interest rate at the time the alternative policy loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative policy loan balance.

Transfer of Loan Balances. You may request in writing to transfer all, or a portion, of the alternative policy loan balance to the standard policy loan balance. You may also request in writing to transfer all, or a portion, of a standard policy loan balance to the alternative policy loan balance as long as this does not cause the alternative policy loan balance to exceed the maximum alternative policy loan balance. Converting all or a portion of an alternative policy loan balance to a standard policy loan will cause the converted amount to be transferred from the Fixed Account and Sub-Accounts to the loan balance in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard policy loan balance to an alternative policy loan will cause the converted amount to be transferred from the loan balance to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.

The effective rate of interest for a standard policy loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding policy loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative policy loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative policy loan will be the difference between the rate of interest charged on the alternative policy loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative policy loan could be higher or lower than the effective rate of interest for a standard policy loan. The benefit, if any, of choosing an alternative policy loan over a standard policy loan will depend on the investment experience of the Sub-Accounts.

Enhanced Surrender Value Rider. The policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the policy only with Lincoln Life's consent. There is no cost for this rider.

This rider provides two additional benefits:

a) surrender value benefit: an extra benefit in the event of a full surrender of the policy, and

b) expense reduction benefit: a reduction in expense charges and fees in the policy.

A. Surrender value benefit.

Under this rider, the full surrender value of the policy will equal:

a) the policy value on the date of surrender; less

b) the loan balance plus any accrued interest; plus

c) the surrender value enhancement benefit, if any.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

a) is the target enhancement amount; and

b) is the maximum enhancement amount.

Target enhancement amount. On any monthly deduction day, the target enhancement amount is equal to the target surrender value less the total account value of the policy. For purposes of this rider, if the target enhancement amount is negative, it will be considered to be zero.

Target surrender value. On each monthly deduction day, the target surrender value will be calculated as (1), plus (2), plus (3), minus (4), where:

1) is the target surrender value on the immediately preceding monthly deduction day.

2) is all premiums received since the immediately preceding monthly deduction day.

3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

4) is the amount of any partial surrenders since the immediately preceding monthly deduction day.

On the date of issue, the target surrender value will be the initial premium received. On any day other than the date of issue or a monthly deduction day, the target surrender value will be the target surrender value as of the preceding monthly deduction day, plus all premiums received and less any partial surrenders taken since the preceding monthly deduction day.

Target yield. The target yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual target yield rates are:

 Policy Years        Target Yield Rate        Policy Years        Target Yield Rate
--------------      -------------------      --------------      ------------------
       1                   7.0%                    7                    4.0%
       2                   7.0%                    8                    3.0%
       3                   7.0%                    9                    2.0%
       4                   6.0%                   10                    1.0%
       5                   5.5%                   11+                   0.0%
       6                   5.0%

The target yield rate will not exceed 15% in any policy year.

Maximum enhancement amount. The maximum enhancement amount is equal to the cumulative surrender value premium times the maximum enhancement rate for any policy year times the term blend adjustment factor.

Cumulative surrender value premium. The cumulative surrender value premium for any policy year is the lesser of (a) or (b), where:

a) Is the sum of the premiums paid during the policy year; less the sum of any partial surrenders during the policy year; and

b) Is the target premium for the policy year; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this policy

During the first policy year, the cumulative surrender value premium for all prior policy years is zero.

Maximum enhancement rate. The maximum enhancement rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual maximum enhancement rates are:



                          Maximum                                    Maximum
 Policy Years        Enhancement Rate        Policy Years        Enhancement Rate
--------------      ------------------      --------------      -----------------
       1                  16.0%                   7                   5.0%
       2                  15.0%                   8                   3.0%
       3                  15.0%                   9                   2.0%
       4                  12.0%                  10                   1.0%
       5                  9.0%                   11+                  0.0%
       6                  7.0%

The maximum enhancement rate will not exceed 25% in any policy year.

Term blend adjustment factor. The term blend adjustment factor is equal to 1.0 unless a term insurance rider is attached to the policy. If a term insurance rider is attached this policy, the term blend adjustment factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

In policy years six through ten, this rider will provide a reduction to the expense charges deducted under the policy. This amount is equal to the following:



 Policy Years       Expense Reduction Amount
--------------      --------------------------------------------------------
     6-10           The lesser of (a) or (b) where:

                    (a) is the expense reduction rate times the accumulated premiums paid for policy years one through five; and

                    (b) is the expense charges due under the policy

There is no expense reduction in policy years 1 through 5 or in policy year 11 and beyond.

Expense reduction rate. The expense reduction rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:



                     Monthly Expense                            Monthly Expense
 Policy Years         Reduction Rate        Policy Years        Reduction Rate
--------------      -----------------      --------------      ----------------
       1                  0.0%                   7                 0.00833%
       2                  0.0%                   8                 0.00833%
       3                  0.0%                   9                 0.00833%
       4                  0.0%                  10                 0.00833%
       5                  0.0%                  11+                  0.0%
       6                0.00833%

The expense reduction rate will not exceed an annual rate of 5% in any policy year.

If this rider is elected, in lieu of the monthly deduction as described in the policy, the monthly deduction for a policy month will be calculated as (1) plus
(2) less the expense reduction amount, where:

1) is the cost of insurance for the base policy and the cost of any supplemental riders or optional benefits, and

2) is the monthly administrative fee for the base policy.

This rider will terminate without value in the event that this policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

1) the death of the insured; or

2) the maturity date of this policy; or

3) the date this policy ends; or

4) the next monthly deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional surrender value on a temporary basis for a minimum of seven years after the policy is issued. The policy owner chooses the level of surrender value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed Requested Adjustable Benefit Enhancement Amount and Maximum Adjustable Benefit Enhancement Amount for more information.

The greater the amount of additional surrender value provided by this rider each year, the shorter the duration of the benefit. The amount of additional surrender value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced surrender value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the policy. See section headed Term Blend Adjustment Factor for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.

Under this rider, the full surrender value of the policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each policy anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the policy year, unless a partial surrender has been made since the preceding policy anniversary. If a partial surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon full surrender of the policy during the policy year. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of partial surrenders since the preceding policy anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any policy year.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Policy Years        Current Rate        Guaranteed Rate
--------------      --------------      ----------------
       1                11.0%                 2.0%
       2                19.6%                 2.0%
       3                27.7%                 2.0%
       4                35.4%                 2.0%
       5                53.2%                 2.0%
       6                66.1%                 2.0%
      7+               100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon full surrender of the policy. On each monthly deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding monthly deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any partial surrenders since the preceding monthly deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of premiums paid on the date of issue of the policy; and

b) is the target premium for the policy year, as shown in the policy specifications. If a term insurance rider is attached to your policy, the target premium will be multiplied by the ratio of the target face amount to the basic policy specified amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous policy year. The adjustable benefit enhancement balance will be permanently decreased by this amount each policy year. For the monthly deduction day coinciding with the policy anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other monthly deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your policy. If a term insurance rider is attached to your policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy specified amount to the target face amount.

If term insurance is added to the policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the policy, as shown in the policy specifications; or

3) the date this policy is terminated, as provided under the grace period provision of the policy; or

4) the next monthly deduction day after we receive your written request to terminate this rider.



Continuation of Coverage

Coverage of this policy will continue to the maturity date if your surrender value is sufficient to cover each monthly deduction. The maturity date for this policy is the policy anniversary nearest the insured's 100th birthday. As of the maturity date, the death benefit will be equal to the surrender value.

Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this policy as paid-up life insurance. The effective date of the paid-up insurance will be the monthly deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the specified amount will be the amount which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further premium payments, monthly deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account value to the Fixed Account value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you monthly deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the policy becomes eligible for coverage beyond maturity.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured;

3) failure to pay the necessary amount of premium to keep your policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features.

PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required. Premiums may be paid anytime before the insured reaches age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The percentages of net premium payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase planned premiums, or pay additional premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. The excess amount of premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the guideline premium test or the cash value accumulation test.

The guideline premium test limits the amount of premiums that may be paid into the policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the guideline premium test is usually less than the amount of death benefit that results from the cash value accumulation test.

The cash value accumulation test does not limit the amount of premiums that may be paid into the policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the insured's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the cash value accumulation test are usually greater than those required under the guideline premium test. Increases in the death benefit required by either test will increase the cost of insurance under the policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your policy.

Discuss this choice with your financial representative and tax adviser before purchasing the policy. Once your policy is issued, the qualification method cannot be changed.



Policy Values

Policy value in your variable life insurance policy is also called the total account value.

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

The loan balance, if any, reflects amounts held as collateral on any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account value and the Separate Account value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the total account value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your policy.

Death benefit proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                 Variability
    1         Specified amount, which includes the total account value as of the        Generally provides a level death
              date of the insured's death.                                              benefit
    2         Sum of the specified amount plus the total account value as of the        May increase or decrease over
              date of the insured's death.                                              time, depending on the amount
                                                                                        of premium paid and the
                                                                                        investment performance of the
                                                                                        underlying Sub-Accounts or the
                                                                                        Fixed Account.

 Option                        Death Benefit Proceeds Equal to the                               Variability
    3         Specified amount plus the accumulated premiums (all premiums               Will generally increase,
              paid from the date of issue accumulated at the premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           premium paid.
              the policy specifications pages), less withdrawals as of the date of the insured's death.

If your policy includes a Term Insurance Rider, the target face amount replaces the specified amount in each of the death benefit options.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new specified amount will equal the specified amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new specified amount will equal the specified amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new specified amount will equal the specified amount prior to the change plus the accumulated premiums, less withdrawals (all premiums paid from the date of issue accumulated at the premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.

Any change is effective on the first monthly deduction day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the change will be effective on the first monthly deduction day on which the total account value is equal to, or greater than, the monthly deduction amount.

Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the surrender value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values, anytime after the first policy year, while the policy is in force. You must request a partial surrender in writing. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the total account value, the death benefit, and the specified amount. The amount of the partial surrender fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the specified amount.
         2              Will reduce the total account value and the death benefit, but not the specified amount.
         3              Will reduce the total account value, accumulated premiums (all premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the specified amount.

Partial surrender proceeds will generally be paid within seven days of our receipt of your request.

POLICY LOANS
You may borrow against the surrender value of your policy. We reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and total account value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan balance is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid.

The amount of your loan, plus any due but unpaid interest, is added to your outstanding policy loan balance. This loan balance does not include the amount of any loan obtained through the alternative policy loan rider. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan balance.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured employee. The loan balance will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current total account value, the policy will terminate subject to the conditions in the grace period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any policy year will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the policy anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior policy year policy year's rate and decrease only when it would be at least 0.5% lower than the prior policy year policy year's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior policy year.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

The loan balance value will earn interest at a lower rate than the policy loan interest rate. The difference between the rates will never exceed 0.50%.


LAPSE AND REINSTATEMENT
If at any time the total account value less the loan collateral account value is insufficient to pay the monthly deduction, all policy coverage will terminate. This is referred to as policy lapse. The total account value less the loan collateral account value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the total account value less the loan collateral account value of your policy is sufficient to pay the monthly deduction amount on a monthly deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly deduction day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



Reinstatement of a Lapsed Policy

You can apply for reinstatement within five years after the date of lapse and before your policy's maturity date. To reinstate your policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deductions, plus two additional monthly deductions. If we approve your application for reinstatement, your policy will be reinstated on the monthly deduction day following our approval. The policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any loan balance will not be reinstated.


TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The cash value accumulation test, which does not limit premiums paid, requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of a withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and death benefit option 1 is in effect, in some circumstances the policy value may be equal or exceed the specified amount level death benefit. In such cases, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on policy loan indebtedness including an Alternative Policy Loan, if any, is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular period.


FINANCIAL STATEMENTS
The financial statements of the Separate Account and the consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241

                               End of Prospectus

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                               Dated May 1, 2008
                  Relating to Prospectus Dated May 1, 2008 for


                    Lincoln Corporate Commitment VUL product



       Lincoln Life Flexible Premium Variable Life Account S, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM1
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Variable 5 product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION ........................             2
    Lincoln Life ...........................             2
    Registration Statement .................             2
    Changes of Investment Policy ...........             2
    Principal Underwriter ..................             3
    Disaster Plan ..........................             3
    Advertising ............................             3
SERVICES ...................................             4
    Independent Registered Public Accounting
      Firm .................................             4
    Accounting Services ....................             4
    Transfer Agent .........................             4


Contents                                              Page
--------------------------------------------       ----------
POLICY INFORMATION .........................             5
    Assignment .............................             5
    Change of Ownership ....................             5
    Beneficiary ............................             5
    Change of Plan .........................             5
    Settlement Options .....................             5
    Deferral of Payments ...................             6
    Incontestability .......................             6
    Misstatement of Age ....................             6
    Suicide ................................             6
PERFORMANCE DATA ...........................             7
FINANCIAL STATEMENTS .......................             8
    Separate Account .......................           C-1
    Company ................................           S-1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.

If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.

Principal Underwriter

Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), One Granite Place, Concord, NH 03301, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $26,256,116 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.



Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm
The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Accounting Services

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

POLICY INFORMATION


Assignment
While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age

If the age of the insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.

PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, but

o no deductions for additional policy expenses (i.e., premium loads, mortality and expense charges, administrative fees and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS
The financial statements of the Separate Account and the consolidated financial statements of the Company follow.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2007, 2006 AND 2005

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                       AS OF DECEMBER 31,
                                                                      -------------------
                                                                        2007      2006
                                                                      --------  ---------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
    Fixed maturity (amortized cost: 2007 -- $53,250; 2006 -- $53,846) $ 53,405  $ 54,697
    Equity (cost: 2007 -- $132; 2006 -- $205)                              134       218
  Trading securities                                                     2,533     2,820
  Mortgage loans on real estate                                          7,117     7,344
  Real estate                                                              258       409
  Policy loans                                                           2,798     2,755
  Derivative investments                                                   172       245
  Other investments                                                        986       783
                                                                      --------  --------
    Total investments                                                   67,403    69,271
Cash and invested cash                                                   1,395     1,762
Deferred acquisition costs and value of business acquired                8,574     7,609
Premiums and fees receivable                                               382       331
Accrued investment income                                                  801       838
Reinsurance recoverables                                                 7,939     7,949
Goodwill                                                                 3,539     3,514
Other assets                                                             2,030     1,765
Separate account assets                                                 82,263    71,777
                                                                      --------  --------
Total assets                                                          $174,326  $164,816
                                                                      ========  ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                              $ 13,619  $ 13,645
Other contract holder funds                                             58,168    58,718
Short-term debt                                                            173        21
Long-term debt                                                           1,675     1,439
Reinsurance related derivative liability                                   211       218
Funds withheld reinsurance liabilities                                   1,862     1,816
Deferred gain on indemnity reinsurance                                     696       760
Payables for collateral under securities loaned                          1,135     1,504
Other liabilities                                                        2,083     2,073
Separate account liabilities                                            82,263    71,777
                                                                      --------  --------
Total liabilities                                                      161,885   151,971
                                                                      --------  --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock-- 10,000,000 shares, authorized, issued and outstanding     9,105     9,088
Retained earnings                                                        3,283     3,341
Accumulated other comprehensive income                                      53       416
                                                                      --------  --------
    Total stockholder's equity                                          12,441    12,845
                                                                      --------  --------
    Total liabilities and stockholder's equity                        $174,326  $164,816
                                                                      ========  ========

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME
                                 (IN MILLIONS)

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2007      2006      2005
                                                         -------   -------   -------
REVENUES
Insurance premiums                                       $ 1,560   $ 1,118   $    67
Insurance fees                                             2,994     2,439     1,575
Net investment income                                      4,188     3,869     2,592
Realized loss                                               (112)       (2)      (16)
Amortization of deferred gain on indemnity reinsurance        83        76        77
Other revenues and fees                                      325       289       316
                                                         -------   -------   -------
  Total revenues                                           9,038     7,789     4,611
                                                         -------   -------   -------

BENEFITS AND EXPENSES
Interest credited                                          2,398     2,241     1,506
Benefits                                                   2,329     1,757       616
Underwriting, acquisition, insurance and other expenses    2,472     2,086     1,544
Interest and debt expenses                                    96        84        78
                                                         -------   -------   -------
  Total benefits and expenses                              7,295     6,168     3,744
                                                         -------   -------   -------
    Income before taxes                                    1,743     1,621       867
    Federal income taxes                                     504       460       223
                                                         -------   -------   -------
      Net income                                         $ 1,239   $ 1,161   $   644
                                                         =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (IN MILLIONS)

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                      -----------------------------
                                                        2007       2006       2005
                                                      --------   --------   -------
COMMON STOCK
Balance at beginning-of-year                          $  9,088   $  2,125   $ 2,106
Lincoln National Corporation purchase price                 (9)     6,932        --
Stock compensation/issued for benefit plans                 26         31        19
                                                      --------   --------   -------
    Balance at end-of-year                               9,105      9,088     2,125
                                                      --------   --------   -------

RETAINED EARNINGS
Balance at beginning-of-year                             3,341      2,748     2,304
Cumulative effect of adoption of SOP 05-1                  (41)        --        --
Cumulative effect of adoption of FIN 48                    (14)        --        --
Comprehensive income                                       876      1,124       315
Less other comprehensive loss, net of tax                 (363)       (37)     (329)
                                                      --------   --------   -------
  Net income                                             1,239      1,161       644
Dividends declared                                      (1,242)      (568)     (200)
                                                      --------   --------   -------
    Balance at end-of-year                               3,283      3,341     2,748
                                                      --------   --------   -------

NET UNREALIZED GAIN ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                               421        452       781
Change during the year                                    (345)       (31)     (329)
                                                      --------   --------   -------
    Balance at end-of-year                                  76        421       452
                                                      --------   --------   -------

NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                (9)         7        14
Change during the year                                     (10)       (16)       (7)
                                                      --------   --------   -------
    Balance at end-of-year                                 (19)        (9)        7
                                                      --------   --------   -------

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                --         (6)      (13)
Change during the year                                      --          6         7
                                                      --------   --------   -------
    Balance at end-of-year                                  --         --        (6)
                                                      --------   --------   -------

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                 4         --        --
Change during the year                                      (8)         4        --
                                                      --------   --------   -------
    Balance at end-of-year                                  (4)         4        --
                                                      --------   --------   -------
Total stockholder's equity at end-of-year             $ 12,441   $ 12,845   $ 5,326
                                                      ========   ========   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN MILLIONS)

                                                                                       For the Years Ended
                                                                                          December 31,
                                                                                   ---------------------------
                                                                                    2007      2006      2005
                                                                                   -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $ 1,239   $ 1,161   $   644
Adjustments to reconcile net income to net cash provided by operating activities:
  Deferred acquisition costs and value of business acquired deferrals and
   interest, net of amortization                                                    (1,101)     (722)     (430)
  Change in premiums and fees receivable                                               (53)       16        54
  Change in accrued investment income                                                   13        21        (4)
  Change in contract accruals                                                          574       170    (1,082)
  Net trading securities purchases, sales and maturities                               316       165       (72)
  Gain on reinsurance embedded derivative/trading securities                            (2)       (4)       (5)
  Change in contract holder funds                                                      453       741     1,893
  Change in net periodic benefit accruals                                               (5)       (3)      (11)
  Change in amounts recoverable from reinsurers                                       (539)      199       101
  Change in federal income tax accruals                                                310       150       148
  Stock-based compensation expense                                                      26        31        19
  Depreciation, amortization and accretion, net                                         64        54        64
  Increase in funds withheld liability                                                  46       105       131
  Realized loss on investments and derivative instruments                              114         6        21
  Amortization of deferred gain on indemnity reinsurance                               (83)      (76)      (77)
  Other                                                                                (71)     (706)     (601)
                                                                                   -------   -------   -------
    Net adjustments                                                                     62       147       149
                                                                                   -------   -------   -------
      Net cash provided by operating activities                                      1,301     1,308       793
                                                                                   -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-sale securities:
  Purchases                                                                         (8,606)   (9,323)   (5,725)
  Sales                                                                              3,453     5,328     3,767
  Maturities                                                                         4,087     3,326     2,392
Purchases of other investments                                                      (2,018)     (696)   (1,008)
Sales or maturities of other investments                                             1,880       585     1,151
Increase (decrease) in cash collateral on loaned securities                           (369)      538        45
Cash acquired from Jefferson-Pilot merger                                               --       154        --
Other                                                                                  (84)       58         9
                                                                                   -------   -------   -------
      Net cash provided by (used in) investing activities                           (1,657)      (30)      631
                                                                                   -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Payment of long-term debt                                                               --        --       (47)
Issuance of long-term debt                                                             375       140        --
Net increase (decrease) in short-term debt                                              13       (13)        2
Universal life and investment contract deposits                                      9,481     7,444     4,783
Universal life and investment contract withdrawals                                  (6,645)   (6,660)   (3,755)
Investment contract transfers                                                       (2,448)   (1,821)   (1,483)
Dividends paid                                                                        (787)     (568)     (200)
                                                                                   -------   -------   -------
      Net cash used in financing activities                                            (11)   (1,478)     (700)
                                                                                   -------   -------   -------
      Net increase (decrease) in cash and invested cash                               (367)     (200)      724
                                                                                   -------   -------   -------
Cash and invested cash at beginning-of-year                                          1,762     1,962     1,238
                                                                                   -------   -------   -------
      Cash and invested cash at end-of-period                                      $ 1,395   $ 1,762   $ 1,962
                                                                                   =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories (see Note 20).

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006 and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 and for the year ended December 31, 2005 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the years ended December 31, 2006 and 2005. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 18 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year including a $2.1 billion increase to common stock offset by a decrease to retained earnings for each of the years ended December 31, 2006, 2005, and 2004 to properly classify historical capital contributions received and stock compensation expense incurred. These reclassifications have no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest. All material intercompany accounts and transactions have been eliminated in consolidation.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs ("DAC"), goodwill, value of business acquired ("VOBA"), future contract benefits and other contract holder funds, deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions excluding mergers of entities under common control as discussed above initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES
Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, other contract holder funds and deferred income taxes. The fair value of actively traded securities is based on quoted market prices from observable market data or estimates from independent pricing services. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

LNC regularly reviews available-for-sale securities for impairments in value deemed to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized loss in net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, the write-down is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, LNC considers several factors including, but not limited to: 1) the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; 2) our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; 3) the cause of the decline; and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income as they occur.

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due and any interest received on these loans is either applied to the principal or recorded in net investment income when received, depending on the assessment of the collectability of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Consolidated Statements of Income.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment and properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized loss on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized loss on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

POLICY LOANS
Policy loans are carried at unpaid principal balances.

SECURITIES LENDING
Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REALIZED LOSS
Realized loss includes realized gains and losses from the sale of investments, derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized loss is recognized in net income, net of associated amortization of DAC, VOBA, deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds. Realized loss is also net of allocations of investment gains and losses to certain contract holders and certain reinsurance arrangements for which we have a contractual obligation.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges but were not designated as hedging instruments under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in net income during the period of change in the corresponding income statement line as the transaction being hedged.

See Note 5 for additional discussion of our derivative instruments.

CASH AND CASH EQUIVALENTS
Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. The methodology for determining the amortization of DAC varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance

Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain or loss on investments. Contract lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC balance or related amortization under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract form adjusted for emerging experience and expected trends.

VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Amortization expense of DAC and VOBA reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC and VOBA amortization within realized gains and losses reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility period-to-period in net realized gains and losses.

Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. DSI is amortized over the expected life of the contract as an expense in interest credited on our Consolidated Statements of Income. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and are amortized into income over the life of the contract in a manner consistent with that used for DAC. The deferral and amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

See Note 2 for discussion of the adoption and impact of Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").

On a quarterly basis, LNC may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, LNC conducts an annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on LNC's review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ended December 31, 2007.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. When an impairment occurs, the carrying amounts are written down and a charge is recorded against net income using a combination of fair value and discounted cash flows. No impairments occurred during the three years ended December 31, 2007.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization are reported in other assets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: 1) the economic or competitive environments in which the company operates; 2) profitability analyses; 3) cash flow analyses; and 4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary.

Sales force intangibles are attributable to the value of the distribution system acquired in the Individual Markets - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

PROPERTY AND EQUIPMENT
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS
We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until disposed of.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities represent segregated funds administered and invested by our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contract holders. Separate account assets are carried at fair value and the related liabilities are measured at an equivalent amount to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by us with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees. The revenues earned by our insurance subsidiaries for administrative and contract holder maintenance services performed for these separate accounts are included in insurance fees on our Consolidated Statements of Income.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
The liabilities for future contract benefits and claim reserves for universal and variable universal life insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefit ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: 1) overall reserve position; 2) reserving techniques; and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2007 and 2006, participating policies comprised approximately 1.5% and 1.3%, respectively, of the face amount of insurance in force, and dividend expenses were $85 million for the years ended December 31, 2007 and 2006, and $78 million for the year ended December 31, 2005.

Universal life and variable universal life products with secondary guarantees represented approximately 32% and 34% of permanent life insurance in force as of December 31, 2007 and 2006, respectively, and approximately 73% and 77% of sales for these products for the years ended December 31, 2007 and 2006, respectively. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year. Any premium or discount on borrowed funds is amortized over the term of the borrowings.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that have been assessed and earned against contract account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS
Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the contract holder.

OTHER REVENUES AND FEES
Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS
Benefits for universal life and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also includes the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB"). For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2005 through 2007 ranged from 3.00% to 9.00%.

INTEREST AND DEBT EXPENSES
Interest and debt expenses includes interest on short-term commercial paper, long-term senior debt that we issue and junior subordinated debentures issued to affiliated trusts.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for LNC's obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses. LNC uses assumptions for the weighted-average discount rate and expected return on plan assets. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION
LNC expenses the fair value of stock awards included in LNC's incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. For additional information on stock-based incentive compensation see Note 17.

INCOME TAXES
We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS
In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written-off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted SOP 05-1 effective January 1, 2007 by recording decreases to the following categories (in millions) on our Consolidated Balance Sheets:

ASSETS
DAC                                                                               $31
VOBA                                                                               35
Other assets -- DSI                                                                 3
                                                                                  ---
  Total assets                                                                    $69
                                                                                  ===

LIABILITIES AND STOCKHOLDER'S EQUITY
Future contract benefits -- GMDB annuity reserves                                 $ 4
Other contract holder funds -- DFEL                                                 2
Other liabilities -- income tax liabilities                                        22
                                                                                  ---
  Total liabilities                                                                28
                                                                                  ---
Retained earnings                                                                  41
                                                                                  ---
    Total liabilities and stockholder's equity                                    $69
                                                                                  ===

The adoption of this new guidance primarily impacted our Individual Markets -- Annuities and Employer Markets -- Group Protection businesses and our accounting policies regarding the assumptions for lapsation used in the amortization of DAC and VOBA. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109
In June 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140
In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and
(b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106 AND 132(R)
In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheets the funded status of our defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through OCI. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Accounting for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in OCI, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in OCI are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in OCI and their effects on net periodic benefit costs. Retroactive application of SFAS 158 was not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006 by recording an increase in the asset of $38 million and an increase in the liability of $34 million, offset by an increase in accumulated OCI of $4 million.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS
In September 2006, the U.S. Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006, with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our financial statements.

SFAS NO. 123(R) -- SHARE-BASED PAYMENT
In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS No. 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R), the fair value of share-based payments is recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award. We had previously adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-based Compensation -Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123 and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The adoption of SFAS 123(R) did not have a material effect on our income before federal income taxes and net income.

SFAS 123(R) eliminates the alternative under SFAS 123 permitting the recognition of forfeitures as they occur. Expected forfeitures, resulting from the failure to satisfy service or performance conditions, must be estimated at the grant date, thereby recognizing compensation expense only for those awards expected to vest. In accordance with SFAS 123(R), we have included estimated forfeitures in the determination of compensation costs for all share-based payments. Estimates of expected forfeitures must be reevaluated at each balance sheet date, and any change in the estimates will be recognized retrospectively in net income in the period of the revised estimates.

Prior to the adoption of SFAS 123(R), we presented all tax benefits of deductions resulting from the exercise of stock options as operating cash flows on our Statements of Cash Flows. SFAS 123(R) requires the cash flows from tax benefits resulting from tax deductions in excess of the compensation costs recognized to be classified as financing cash flows. Our excess tax benefits are classified as financing cash flows, prospectively, on our Statements of Cash Flows for the years ended December 31, 2007 and 2006.

We issue share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, we record compensation expense over the period from the grant date to the date of retirement eligibility. As a result of adopting SFAS 123(R), we have revised the prior method of recording unrecognized compensation expense upon retirement and use the non-substantive vesting period approach for all new share-based awards granted after January 1, 2006. Under the non-substantive vesting period approach, we recognize compensation cost immediately for awards granted to retirement-eligible employees, or ratably over a period from the grant date to the date retirement eligibility is achieved. If we would have applied the non-substantive vesting period approach to all share based compensation awards granted prior to January 1, 2006, it would not have a material effect on our results of operations or financial position.

See Note 17 for more information regarding our stock-based compensation plans.

FASB STAFF POSITION SFAS 115-1 AND SFAS 124-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS
In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value."

FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other-than-temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS
In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority, Level 1, is given to quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs, the lowest priority, include unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk. We have certain guaranteed benefit features that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing a number for Level 3, with some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. We adopted SFAS 157 for all of our financial instruments effective January 1, 2008 and expect to record a charge of between $25 million and $75 million to net income attributable to changes in the fair value of guaranteed benefit reserves and indexed annuities reported in our Individual Markets - Annuities segment.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES
In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of January 1, 2008.

SFAS NO. 141(R) -- BUSINESS COMBINATIONS
In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations" ("SFAS 141(R)") - a revision to SFAS 141, which aims to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. SFAS 141(R) retains the fundamental requirements of SFAS 141, broadens its scope by applying the acquisition method to all transactions and other events in which one entity obtains control over one or more other businesses, and requires, among other things, that assets acquired and liabilities assumed be measured at fair value as of the acquisition date, liabilities related to contingent consideration be recognized at the acquisition date and remeasured at fair value in each subsequent reporting period, acquisition-related costs be expensed as incurred and that income be recognized if the fair value of the net assets acquired exceeds the fair value of the consideration transferred. SFAS 141(R) applies to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160 "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin No. 51A" ("SFAS 160"), which aims to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the consolidated statement of income. Changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary or sells some of its ownership interests in its subsidiary and if the subsidiary reacquires some of its ownership interests or issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We expect to adopt SFAS 160 effective January 1, 2009, and are currently evaluating the effects of SFAS 160 on our consolidated financial condition and results of operations.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued DIG Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationship involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. DIG E23 clarifies that the shortcut method may be applied to a qualifying fair value hedge when the relationship is designated on the trade date of both the swap and the hedged item (for example, debt), even though the hedged item is not recognized for accounting purposes until the transaction settles (that is, until its settlement date), provided that the period of time between the trade date and the settlement date of the hedged item is within established conventions for that marketplace. DIG E23 also clarifies that Paragraph 68(b) is met for an interest rate swap that has a non-zero fair value at the inception of the hedging relationship provided that the swap was entered into at the hedge's inception for a transaction price of zero and the non-zero fair value is due solely to the existence of a bid-ask spread in the entity's principal market (or most advantageous market, as applicable) under SFAS 157. The interest rate swap would be reported at its fair value as determined under SFAS 157. DIG E23 is effective for hedging relationships designated on or after January 1, 2008. The adoption of DIG E23 is not expected to have a material impact on our consolidated financial condition or results of operations.

FSP FAS140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS
In February 2008, the FASB issued FSP No. FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"). The guidance in FSP 140-3 provides accounting and reporting standards for transfers of financial assets. This FSP applies to a repurchase financing, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties (or consolidated affiliates of either counterparty), that is entered into contemporaneously with, or in contemplation of, the initial transfer. FSP 140-3 shall be effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years and shall be applied prospectively to initial transfers and repurchase financings for which the initial transfer is executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. We are evaluating the expected effect on our consolidated financial condition and results of operations.

--------------------------------------------------------------------------------
3. ACQUISITION AND DIVIDEND OF FPP

JEFFERSON-PILOT MERGER
On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. The associated fair values of JPL, JPLA and JPFIC at April 3, 2006 were "pushed down" to LNL's consolidated financial statements in accordance with push down accounting rules.

The fair value of the specifically identifiable net assets acquired in the merger was $4.3 billion. Goodwill of $2.6 billion resulted from the excess of purchase price over the fair value of the net assets. The amount of goodwill that was expected to be deductible for tax purposes was approximately $23 million. LNC paid a premium over the fair value of the net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

- Greater size and scale with improved earnings diversification and strong financial flexibility;
-    Broader, more balanced product portfolio;
-    Larger distribution organization; and
- Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the fair values of the net assets acquired (in millions) as of the acquisition date:

                                                           FAIR VALUE
                                                           ----------
Investments                                                $   27,384
Reinsurance recoverables                                        1,193
Value of business acquired                                      2,489
Goodwill                                                        2,622
Other assets                                                    1,135
Separate account assets                                         2,574
Future contract benefits and other
  contract holder funds                                       (26,677)
Income tax liabilities                                           (382)
Accounts payable, accruals and other liabilities                 (841)
Separate accounts liabilities                                  (2,574)
                                                           ----------
  Total purchase price                                     $    6,923
                                                           ==========

The goodwill (in millions) resulting from the merger was allocated to the following segments:

                                                    GOODWILL
                                                    --------
Individual Markets:
  Life Insurance                                    $  1,346
  Annuities                                            1,002
                                                    --------
    Total Individual Markets                           2,348
Employer Markets: Group Protection                       274
                                                    --------
      Total goodwill                                $  2,622
                                                    ========

DIVIDEND OF FPP
On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                    DIVIDENDED
                                                      VALUE
                                                    ----------
Investments                                         $    1,809
Cash and invested cash                                      20
Deferred acquisition costs and value of
  business acquired                                        246
Premiums and fees receivable                                 2
Accrued investment income                                   24
Reinsurance recoverables                                   669
Goodwill                                                     2
Future contract benefits                                  (705)
Other contract holder funds                             (1,509)
Other liabilities                                          (66)
                                                    ----------
   Total dividend of FPP                            $      492
                                                    ==========

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2007
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    -----     ------    -------
Corporate bonds                                     $  42,041    $1,049    $  904    $42,186
U.S. Government bonds                                     153        14        --        167
Foreign government bonds                                  586        39         4        621
Asset and mortgage-backed securities                   10,224       146       195     10,175
State and municipal bonds                                 143         2        --        145
Redeemable preferred stocks                               103         9         1        111
                                                    ---------    -----     ------    -------
  Total fixed maturity securities                      53,250     1,259     1,104     53,405
Equity securities                                         132         9         7        134
                                                    ---------    -----     ------    -------
  Total available-for-sale securities               $  53,382    $1,268    $1,111    $53,539
                                                    =========    ======    ======    =======

                                                             AS OF DECEMBER 31, 2006
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    ------    ------    -------
Corporate bonds                                     $  44,049    $1,043    $  283    $44,809
U.S. Government bonds                                     218         7        --        225
Foreign government bonds                                  689        58         2        745
Asset and mortgage-backed securities                    8,607        88        69      8,626
State and municipal bonds                                 194         2         2        194
Redeemable preferred stocks                                89         9        --         98
                                                    ---------    ------    ------    -------
  Total fixed maturity securities                      53,846     1,207       356     54,697
Equity securities                                         205        15         2        218
                                                    ---------    ------    ------    -------
    Total available-for-sale securities             $  54,051    $1,222    $  358    $54,915
                                                    =========    ======    ======    =======

The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                                         AS OF DECEMBER 31, 2007
                                                                        ------------------------
                                                                        AMORTIZED         FAIR
                                                                           COST           VALUE
                                                                        ---------        -------
Due in one year or less                                                 $   2,261        $ 2,267
Due after one year through five years                                      11,217         11,489
Due after five years through ten years                                     15,437         15,315
Due after ten years                                                        14,111         14,159
                                                                        ---------        -------
  Subtotal                                                                 43,026         43,230
Asset and mortgage-backed securities                                       10,224         10,175
                                                                        ---------        -------
  Total available-for-sale fixed  maturity securities                   $  53,250        $53,405
                                                                        =========        =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                        AS OF DECEMBER 31, 2007
                                                                    -----------------------------------------------------------
                                                                        LESS THAN
                                                                       OR EQUAL TO        GREATER THAN
                                                                      TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                   -------------------  ------------------  -------------------
                                                                              GROSS               GROSS                GROSS
                                                                    FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                    VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                   -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                    $11,038  $      657  $4,142  $      247  $15,180  $      904
U.S. Government bonds                                                   --          --       3          --        3          --
Foreign government bonds                                                81           4      --          --       81           4
Asset and mortgage-backed securities                                 2,194         142   1,793          53    3,987         195
State and municipal bonds                                               29          --      15          --       44          --
Redeemable preferred stocks                                             13           1      --          --       13           1
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                   13,355         804   5,953         300   19,308       1,104
Equity securities                                                       61           7      --          --       61           7
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                              $13,416  $      811  $5,953  $      300  $19,369  $    1,111
                                                                   =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                                 2,263
                                                                                                                     ==========

                                                                                     AS OF DECEMBER 31, 2006
                                                                 ------------------------------------------------------------
                                                                      LESS THAN
                                                                     OR EQUAL TO        GREATER THAN
                                                                    TWELVE MONTHS       TWELVE MONTHS           TOTAL
                                                                 -------------------  ------------------  -------------------
                                                                             GROSS              GROSS                GROSS
                                                                  FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                  VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                 -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                  $ 8,643  $      115  $4,892  $      168  $13,535  $      283
U.S. Government bonds                                                 43          --      --          --       43          --
Foreign government bonds                                              56           1      62           1      118           2
Asset and mortgage-backed securities                               1,911          13   2,227          56    4,138          69
State and municipal bonds                                             20           1      44           1       64           2
Redeemable preferred stocks                                           --          --       1          --        1          --
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                 10,673         130   7,226         226   17,899         356
Equity securities                                                     50           2      --          --       50           2
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                            $10,723  $      132  $7,226  $      226  $17,949  $      358
                                                                 =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                               1,451
                                                                                                                   ==========

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities, where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                                                  AS OF DECEMBER 31, 2007
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                               FAIR   UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  133  $       48          22
Six months or greater, but less than nine months                 425         137          30
Nine months or greater, but less than twelve months              363         109          17
Twelve months or greater                                         182          79          57
                                                              ------  ----------  ----------
  Total available-for-sale securities                         $1,103  $      373         126
                                                              ======  ==========  ==========

                                                                 AS OF DECEMBER 31, 2006
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                              FAIR    UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  --  $       --   $        5
Six months or greater, but less than nine months                 --          --            2
Nine months or greater, but less than twelve months              --          --            1
Twelve months or greater                                          9           3           12
                                                              -----  ----------   ----------
  Total available-for-sale securities                         $   9  $        3           20
                                                              =====  ==========   ==========

As described more fully in Note 1, LNC regularly reviews our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the decline being principally attributable to changes in interest rates and credit spreads during the holding period and our current ability and intent to hold securities in an unrealized loss position for a period of time sufficient for recovery, LNC believes that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Corporate bonds                                $1,817        $2,140
U.S. Government bonds                             366           331
Foreign government bonds                           45            45
Asset and mortgage-backed securities:
  Mortgage pass-through securities                 21            24
  Collateralized mortgage obligations             153           111
  Commercial mortgage-backed securities           104           133
  Other asset-backed securities                    --             8
State and municipal bonds                          17            18
Redeemable preferred stocks                         8             8
                                               ------        ------
    Total fixed maturity securities             2,531         2,818
Equity securities                                   2             2
                                               ------        ------
      Total trading securities                 $2,533        $2,820
                                               ======        ======

The portion of market adjustment for trading securities still held at December 31, 2007, 2006 and 2005 was a loss of $8 million, $48 million and $70 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the United States, with the largest concentrations in California and Texas, which accounted for approximately 29% of mortgage loans as of December 31, 2007.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) were as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2007    2006    2005
                                                         ------  ------  ------
Available-for-sale fixed maturity securities             $3,264  $2,979  $1,959
Available-for-sale equity securities                         19      11       7
Trading securities                                          163     181     176
Mortgage loans on real estate                               491     466     288
Real estate                                                  53      37      48
Policy loans                                                172     158     118
Invested cash                                                49      53      46
Other investments                                           155     147      61
                                                         ------  ------  ------
  Investment income                                       4,366   4,032   2,703
Less investment expense                                     178     163     111
                                                         ------  ------  ------
     Net investment income                               $4,188  $3,869  $2,592
                                                         ======  ======  ======

REALIZED LOSS

The detail of the realized loss (in millions) was as follows:

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2007    2006    2005
                                                                   -----   -----   -----
Available-for-sale fixed maturity securities:
  Gross gains                                                      $ 120   $ 119   $ 111
  Gross losses                                                      (176)    (97)    (89)
Available-for-sale equity securities:
  Gross gains                                                          3       2      10
  Gross losses                                                      (111)     --      --
Gain on other investments                                             22       5       1
Associated amortization of DAC, VOBA, DSI, DFEL and changes
  in other contract holder funds                                      29     (37)    (53)
                                                                   -----   -----   -----
    Total realized loss on investments, excluding trading
      securities                                                    (113)     (8)    (20)
Loss on derivative instruments, excluding reinsurance embedded
  derivatives                                                         (2)      2      (2)
Associated amortization of DAC, VOBA, DSI, DFEL and changes in
  other contract holder funds                                          1      --       1
                                                                   -----   -----   -----
   Total realized loss on investments and derivative instruments    (114)     (6)    (21)
Gain on reinsurance embedded derivative/trading securities             2       4       5
                                                                   -----   -----   -----
    Total realized loss                                            $(112)  $  (2)  $ (16)
                                                                   =====   =====   =====
Write-downs for other-than-temporary impairments included in
  realized loss on investments above                               $(257)  $ (62)  $ (18)
                                                                   =====   =====   =====

SECURITIES LENDING

The carrying values of the securities pledged under securities lending agreements were $655 million and $1.0 billion as of December 31, 2007 and 2006. The fair values of these securities were $634 million and $989 million as of December 31, 2007 and 2006, respectively.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $480 million as of December 31, 2007 and 2006. The fair values of these securities were $502 million and $500 million as of December 31, 2007 and 2006, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2007, our investment commitments for fixed maturity securities, limited partnerships, real estate and mortgage loans on real estate were $1.2 billion, which includes $281 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2007 and 2006, we did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2007 and 2006, other contract holder funds on our Consolidated Balance Sheets included $1.2 billion and $700 million, respectively, outstanding in funding agreements. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies and $300 million of such agreements were assumed as a result of the merger of Jefferson-Pilot into LNL. The $850 million of credit-linked notes are classified as asset-backed securities and are included in our fixed maturity securities on our Consolidated Balance Sheets. The $300 million of investments which were assumed as a result of the merger were classified as corporate bonds and are included in our fixed maturity securities on our Consolidated Balance Sheets.

We earn a spread between the coupon received on the credit-linked note and the interest credited on the funding agreement. Our credit linked notes were created using a trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The asset backing two of these credit-linked notes is a mid-AA rated asset-backed security secured by a pool of credit card receivables. The third credit-linked note is backed by a pool of assets which are guaranteed by MBIA, Inc, a financial guarantor and are mid-AA rated. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolio.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments if the issuers of the debt market instruments default on their obligations. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the initial credit losses. We own the mezzanine tranche of these investments, which currently carries a mid-AA rating. To date, there have been no defaults in any of the underlying collateral pools. Similar to other debt market instruments our maximum principal loss is limited to our original investment of $850 million as of December 31, 2007.

The fair market value of these investments has declined, causing unrealized losses. As of December 31, 2007, we had unrealized losses of $190 million on the $850 million in credit linked notes. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

The following summarizes information regarding our investments in these securities (dollars in millions):

                                     AMOUNT AND DATE OF ISSUANCE
                                  ---------------------------------
                                    $400         $200         $250
                                  DECEMBER      APRIL        APRIL
                                    2006         2007         2007
                                  --------     -------      -------
Amount of subordination(1)        $  2,184     $   410      $ 1,167
Maturity                          12/20/16     3/20/17      6/20/17
Current rating of tranche(1)            AA         Aa2           AA
Number of entities(1)                  125         100          102
Number of countries(1)                  20          21           14

----------
(1)  As of December 31, 2007.

--------------------------------------------------------------------------------
5. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock and call options on the S&P 500 Index(R) are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with the LINCOLN SMARTSECURITY(R) Advantage GMWB feature, the 4LATER(R) Advantage GIB feature and the i4LIFE(R) Advantage GIB feature that is available in our variable annuity products. This GMWB feature offers the contract holder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contract holder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133, resulting in the guarantees being recognized at estimated fair value, with changes in estimated fair value being reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB and GIB. As part of our current hedging program, contract holder behavior, available equity, interest rate and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 Index(R) call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited to contract holders. SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included in interest credited. The notional amounts of contract holder fund balances allocated to the equity-index options were $2.9 billion and $2.4 billion as of December 31, 2007 and 2006, respectively.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                                 AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                                             ASSETS  (LIABILITIES)
                                                                            ----------------------
                                                    NOTIONAL AMOUNTS        CARRYING OR FAIR VALUE
                                                    ------------------      ----------------------
                                                     2007        2006        2007            2006
                                                    ------      ------      -----           -----
Cash flow hedges
  Interest rate swap agreements                     $1,372      $1,188      $  (5)          $   8
  Foreign currency swaps                               366          86        (17)             (7)
  Call options (based on LNC stock)                     --          --          1               4
                                                    ------      ------      -----           -----
    Total cash flow hedges                           1,738       1,274        (21)              5
                                                    ------      ------      -----           -----

All other derivative instruments
  Interest rate cap agreements                       4,100       5,950          2               3
  Credit default swaps                                  60          20         --              --
  Call options (based on LNC stock)                      1           1         13              18
  Call options (based on S&P 500 Index(R))           2,858       2,357        149             185
                                                    ------      ------      -----           -----
    Total other derivative instruments               7,019       8,328        164             206

Embedded derivatives per SFAS 133                       --          --       (412)           (132)
                                                    ------      ------      -----           -----
      Total derivative instruments(1)               $8,757      $9,602      $(269)          $  79
                                                    ======      ======      =====           =====

----------
(1) Total derivative instruments as of December 31, 2007 were composed of an asset of $172 million recorded in derivative investments, a $230 million liability recorded in other contract holder funds and a liability of $211 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets. Total derivative instruments as of December 31, 2006 were composed of an asset of $245 million recorded in derivative investments, a $52 million contra-liability recorded in future contract benefits and a liability of $218 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

We designate and account for the following as cash flow hedges, when they have met the requirements of SFAS 133: 1) interest rate swap agreements; 2) foreign currency swaps; and 3) call options on LNC stock. We recognized a gain (loss) of $1 million and $(1) for the years ended December 31, 2007 and 2006, in net income as a component of realized investment gains and losses, related to the ineffective portion of cash flow hedges. We recognized a loss of $2 million for the year ended December 31, 2007, a gain of $2 million for the year ended December 31, 2006 and a loss of $2 million for the year ended December 31, 2005 in OCI related to the change in market value on derivative instruments that were designated and qualify as cash flow hedges.

Gains and losses on derivative contracts that qualify as cash-flow hedges are reclassified from accumulated OCI to current period earnings. As of December 31, 2007, $4 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2008. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our senior debt, the receipt of interest payments associated with foreign currency securities and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2007, 2006 and 2005, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open interest rate swap positions as of December 31, 2007 expire in 2008 through 2026.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open foreign currency swap positions as of December 31, 2007 expire in 2014 through 2022.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within both our Individual Markets and Employer Markets businesses. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133. The open interest rate cap agreements as of December 31, 2007 expire in 2008 through 2011.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2007, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. The open credit default swaps as of December 31, 2007 expire in 2010 through 2012.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on our stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500 INDEX(R))
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited on our Consolidated Statements of Income. The open positions as of December 31, 2007 expire in 2008 through 2009.

We also calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of interest credited on our Consolidated Statements of Income.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS
We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded in net income as realized gains or losses on our Consolidated Statements of Income.

VARIABLE ANNUITY PRODUCTS
We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. The change in fair value of the embedded derivatives flows through net income as benefits on our Consolidated Statements of Income. As of December 31, 2007 and 2006, we had approximately $18.9 billion and $13.8 billion, respectively, of separate account values that were attributable to variable annuities with a GMWB feature. As of December 31, 2007 and 2006, we had approximately $4.9 billion and $2.7 billion, respectively, of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GMWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GMWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES
We own various debt securities that either: 1) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or 2) contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income.

ADDITIONAL DERIVATIVE INFORMATION

Income other than realized gains and losses for the agreements and contracts described above amounted to $7 million, $78 million and $14 million during the years ended December 31, 2007, 2006 and 2005, respectively.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2007 are not discussed in this disclosure.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2007 and 2006, the exposure was $164 million and $176 million, respectively.

--------------------------------------------------------------------------------
6. FEDERAL INCOME TAXES

The federal income tax expense (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          ------------------
                                          2007   2006   2005
                                          ----   ----   ----
Current                                   $372   $244   $111
Deferred                                   132    216    112
                                          ----   ----   ----
  Total federal income tax expense        $504   $460   $223
                                          ====   ====   ====

The effective tax rate on pre-tax income was lower than the prevailing corporate federal income tax rate. Included in tax-preferred investment income was a separate account dividend received deduction benefit of $88 million, $80 million and $55 million for the years ended December 31, 2007, 2006 and 2005, respectively, exclusive of any prior years' tax return resolution.

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                     FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                               ------------------------
                                                2007     2006     2005
                                               -----    -----    -----
Tax rate of 35% times pre-tax income           $ 610    $ 568    $ 303
Effect of:
  Tax-preferred investment income                (88)     (80)     (63)
  Tax credits                                    (22)     (21)     (14)
  Other                                            4       (7)      (3)
                                               -----    -----    -----
    Provision for income taxes                 $ 504    $ 460    $ 223
                                               =====    =====    =====
  Effective tax rate                              29%      28%      26%
                                               =====    =====    =====

The federal income tax liability (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                            AS OF DECEMBER 31,
                                            2007          2006
                                            ----          ----
Current                                     $390          $ 13
Deferred                                     239           615
                                            ----          ----
  Total federal income tax liability        $629          $628
                                            ====          ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                                    --------------------
                                                                     2007          2006
                                                                    ------        ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds            $1,904        $1,473
Reinsurance deferred gain                                              244           265
Net operating and capital loss carryforwards                            --            23
Modco embedded derivative                                               74            76
Postretirement benefits other than pensions                              8             7
Compensation and benefit plans                                         175           149
Ceding commission asset                                                  7             9
Other                                                                  139           147
                                                                    ------        ------
    Total deferred tax assets                                        2,551         2,149
                                                                    ------        ------
DEFERRED TAX LIABILITIES
DAC                                                                  1,962         1,555
Net unrealized gain on available-for-sale securities                    47           306
Net unrealized gain on trading securities                               71            74
Present value of business in-force                                     589           619
Other                                                                  121           210
                                                                    ------        ------
    Total deferred tax liabilities                                   2,790         2,764
                                                                    ------        ------
      Net deferred tax liability                                    $  239        $  615
                                                                    ======        ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger into LNL on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2007 and 2006, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2007 and 2006.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders Surplus." On October 22, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." In 2005 and 2006, the additional tax imposed on distributions from the special tax account, "Policyholders Surplus," was suspended. In addition, the statute provided that distributions made during the two-year suspension period would first reduce the Policyholders Surplus account balance. Our 2005 and 2006 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007 and had unrecognized tax benefits of $272 million, of which $134 million, if recognized, would impact our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits within the next 12 months in the range of $0 to $12 million. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                 FOR THE YEAR
                                                    ENDED
                                                 DECEMBER 31,
                                                     2007
                                                 ------------
Balance at beginning-of-year                     $        272
  Increases for prior year tax positions                    5
  Decreases for prior year tax positions                   (1)
  Increases for current year tax positions                 21
  Decreases for current year tax positions                 (7)
                                                 ------------
    Balance at end-of-year                       $        290
                                                 ============

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2007, 2006 and 2005, we recognized interest and penalty expense related to uncertain tax positions of $19 million, $13 million and $3 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $45 million as of December 31, 2007 and 2006, respectively.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004. The former Jefferson-Pilot Corporation and its subsidiaries are currently under examination by the IRS for the years 2004 and 2005.

--------------------------------------------------------------------------------
7. DAC, VOBA and DSI

Changes in DAC (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              ---------------------------
                                                                2007      2006      2005
                                                              -------   -------   -------
Balance at beginning-of-year                                  $ 4,577   $ 3,676   $ 2,904
  Cumulative effect of adoption of SOP 05-1                       (31)       --        --
  Dividend of FPP                                                (246)       --        --
  Deferrals                                                     2,002     1,479       934
  Amortization, net of interest:
    Unlocking                                                      29        25       111
    Other amortization                                           (710)     (651)     (538)
  Adjustment related to realized (gains) losses on
    available-for-sale securities and derivatives                  48       (38)      (48)
  Adjustment related to unrealized losses on
    available-for-sale securities and derivatives                  96        86       313
                                                              -------   -------   -------
      Balance at end-of-year                                  $ 5,765   $ 4,577   $ 3,676
                                                              =======   =======   =======

For the year ended December 31, 2007, the unlocking total includes $26 million in prospective unlocking from updates to assumptions for experience, $(50) million in model refinements and $53 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $36 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $90 million in prospective unlocking from updates to assumptions for experience and $21 million in retrospective unlocking.

Changes in VOBA (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              -------------------------
                                                                2007      2006     2005
                                                              -------   -------   -----
Balance at beginning-of-year                                  $ 3,032   $   742   $ 819
  Cumulative effect of adoption of SOP 05-1                       (35)       --      --
  Business acquired                                                14     2,478      --
  Deferrals                                                        46        96      --
  Amortization:
    Unlocking                                                      25         9     (11)
    Other amortization                                           (416)     (347)   (111)
  Accretion of interest                                           125       111      45
  Adjustment related to realized gains on
    available-for-sale securities and derivatives                  (6)       (9)     --
  Adjustment related to unrealized (gains) losses on
    available-for-sale securities and derivatives                  24       (48)     --
                                                              -------   -------   -----
      Balance at end-of-year                                  $ 2,809   $ 3,032   $ 742
                                                              =======   =======   =====

For the year ended December 31, 2007, the unlocking total includes $14 million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $13 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $5 million in prospective unlocking from updates to assumptions for experience and $4 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience and $(2) million in retrospective unlocking.

Estimated future amortization of VOBA (in millions), net of interest, as of December 31, 2007 was as follows:

2008                $  276
2009                   252
2010                   238
2011                   208
2012                   191
Thereafter           1,668
                     -----
  Total             $2,833
                    ======

Changes in DSI (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                     ---------------------
                                                      2007    2006    2005
                                                     -----   -----   -----
Balance at beginning-of-year                         $ 194   $ 129   $  85
  Cumulative effect of adoption of SOP 05-1             (3)     --      --
  Deferrals                                            117      86      60
  Amortization, net of interest:
    Unlocking                                            2       4       3
    Other amortization                                 (31)    (25)    (19)
                                                     -----   -----   -----
      Balance at end-of-year                         $ 279   $ 194   $ 129
                                                     =====   =====   =====

For the year ended December 31, 2007, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience, $(1) million in model refinements and $1 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $1 million in prospective unlocking from updates to assumptions for experience and $3 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience and $1 million in retrospective unlocking.

--------------------------------------------------------------------------------
8. REINSURANCE

Reinsurance transactions included in insurance premiums (in millions), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re Life & Health America, Inc. ("Swiss Re"), were as follows:

                                                                FOR THE YEARS
                                                              ENDED DECEMBER 31,
                                                          -------------------------
                                                            2007      2006     2005
                                                          -------   -------   -----
Reinsurance assumed                                       $    12   $     8   $   1
Reinsurance ceded                                          (1,063)   (1,021)   (767)
                                                          -------   -------   -----
  Net reinsurance premiums and fees                       $(1,051)  $(1,013)  $(766)
                                                          =======   =======   =====

Reinsurance recoveries netted against benefits            $ 1,249   $   904   $ 722
                                                          =======   =======   =====

We cede insurance to other companies. The portion of risks exceeding our retention limits is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2007, the reserves associated with these reinsurance arrangements totaled $1.3 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.0 billion at December 31, 2007. Swiss Re has funded a trust, with a balance of $1.8 billion as of December 31, 2007, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2007, included $1.9 billion and $200 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2007, 2006 and 2005 we amortized $55 million, $49 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2007, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoveries from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoveries in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

--------------------------------------------------------------------------------
9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                   FOR THE YEAR ENDED DECEMBER 31, 2007
                                --------------------------------------------
                                BALANCE AT   PURCHASE     DIVIDEND   BALANCE
                                BEGINNING-  ACCOUNTING       OF      AT END-
                                 OF-YEAR    ADJUSTMENTS     FPP      OF-YEAR
                                ----------  -----------   --------   -------
Individual Markets:
  Life Insurance                $    2,181  $        20   $     (2)  $ 2,199
  Annuities                          1,032           14         --     1,046
Employer Markets:
  Retirement Products                   20           --         --        20
  Group Protection                     281           (7)        --       274
                                ----------  -----------   --------   -------
    Total goodwill              $    3,514  $        27   $     (2)  $ 3,539
                                ==========  ===========   ========   =======

                                    FOR THE YEAR ENDED DECEMBER 31, 2006
                                --------------------------------------------
                                BALANCE AT   PURCHASE    DIVIDEND    BALANCE
                                BEGINNING-  ACCOUNTING     OF        AT END-
                                 OF-YEAR    ADJUSTMENTS    FPP       OF-YEAR
                                ----------  -----------  --------    -------
Individual Markets:
  Life Insurance                $      855  $     1,326  $     --    $ 2,181
  Annuities                             44          988        --      1,032
Employer Markets:
  Retirement Products                   20           --        --         20
  Group Protection                      --          281        --        281
                                ----------  -----------  --------    -------
    Total goodwill              $      919  $     2,595  $     --    $ 3,514
                                ==========  ===========  ========    =======

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                   AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                              2007                    2006
                                                    ----------------------  ----------------------
                                                     GROSS                   GROSS
                                                    CARRYING   ACCUMULATED  CARRYING   ACCUMULATED
                                                     AMOUNT   AMORTIZATION   AMOUNT   AMORTIZATION
                                                    --------  ------------  --------  ------------
Individual Markets -- Life Insurance:
  Sales force                                       $    100  $          7  $    100  $          3

Employer Markets -- Retirement Products:
  Mutual fund contract rights(1)                           3            --        --            --
                                                    --------  ------------  --------  ------------
    Total                                           $    103  $          7  $    100  $          3
                                                    ========  ============  ========  ============

----------
(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2007 was as follows:

2008                                                                                  $ 4
2009                                                                                    4
2010                                                                                    4
2011                                                                                    4
2012                                                                                    4
Thereafter                                                                             73
                                                                                      ---
  Total                                                                               $93
                                                                                      ===

--------------------------------------------------------------------------------
10. SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB features. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Information in the event of death on the GMDB features outstanding (dollars in millions) was as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                           2007       2006
                                                         --------   --------
RETURN OF NET DEPOSIT
Separate account value                                   $ 44,833   $ 38,306
Net amount at risk(1)                                          93         65
Average attained age of contract holders                 55 years   54 years
MINIMUM RETURN
Separate account value                                   $    355   $    405
Net amount at risk(1)                                          25         34
Average attained age of contract holders                 68 years   67 years
Guaranteed minimum return                                      5%         5%
ANNIVERSARY CONTRACT VALUE
Separate account value                                   $ 25,537   $ 22,487
Net amount at risk(1)                                         359        193
Average attained age of contract holders                 64 years   64 years

----------
(1) Represents the amount of death benefit in excess of the current account balance at the balance sheet date.

The determination of GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GMDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                         2007          2006
                                                        -----         -----
Balance at beginning-of-year                            $  23         $  15
  Cumulative effect of adoption of SOP 05-1                (4)           --
  Changes in reserves                                      25            14
  Benefits paid                                            (6)           (6)
                                                        -----         -----
Balance at end-of-year                                  $  38         $  23
                                                        =====         =====

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Also included in benefits are the results of the hedging program, which included losses of $2 million and $5 million for GMDB in 2007 and 2006, respectively. We utilize a delta hedging strategy for variable annuity products with a GMDB feature, which uses futures on U.S.-based equity market indices to hedge against movements in equity markets. The hedging strategy is designed so that changes in the value of the hedge contracts move in the opposite direction of equity market driven changes in the reserve for GMDB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective to offset changes in the reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                                     AS OF DECEMBER 31,
                                                                   ---------------------
                                                                     2007          2006
                                                                   -------       -------
ASSET TYPE
Domestic equity                                                    $44,982       $39,260
International equity                                                 8,076         5,905
Bonds                                                                8,034         6,399
Money market                                                         6,545         5,594
                                                                   -------       -------
  Total                                                            $67,637       $57,158
                                                                   =======       =======
Percent of total variable annuity separate account values               97%           87%



--------------------------------------------------------------------------------
11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                                            AS OF DECEMBER 31,
                                                          ---------------------
                                                            2007          2006
                                                          -------       -------
Account values and other contract holder funds            $56,668       $57,383
Deferred front-end loads                                      768           572
Contract holder dividends payable                             524           531
Premium deposit funds                                         113           130
Undistributed earnings on participating business               95           102
                                                          -------       -------
    Total other contract holder funds                     $58,168       $58,718
                                                          =======       =======

--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Short-term debt(1)                             $   18        $   21
Note due LNC, due September 2008                  155            --
                                               ------        ------
  Total short-term debt                        $  173        $   21
                                               ======        ======
Long-term debt:
  Note due LNC, due September 2008             $   --        $  139
  LIBOR + 1.00% note, due 2037                    375            --
  Surplus Notes due LNC:
    9.76% surplus note, due 2024                   50            50
    6.56% surplus note, due 2028                  500           500
    6.03% surplus note, due 2028                  750           750
                                               ------        ------
      Total surplus notes                       1,300         1,300
                                               ------        ------
        Total long-term debt                   $1,675        $1,439
                                               ======        ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. Also in 2006, the Board of Directors of LNC issued a Board Certificate guaranteeing that the consolidated subsidiary of LNL will maintain capital and surplus sufficient to meet the statutory surplus requirements of the insurance regulatory authority for the consolidated subsidiary of LNL and provide funds in cash to the consolidated subsidiary of LNL to ensure the timely payment of its obligations. Pursuant to that Board Certificate, as of December 31, 2007, $155 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulation Authority. We are in the process of responding to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement.

Total rental expense on operating leases for the years ended December 31, 2007, 2006 and 2005 was $56 million, $47 million and $55 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2007 were as follows:

2008                                                                                    $ 47
2009                                                                                      32
2010                                                                                      21
2011                                                                                      16
2012                                                                                      12
Thereafter                                                                                33
----                                                                                    ----
  Total                                                                                 $161
                                                                                        ====

INFORMATION TECHNOLOGY COMMITMENT
In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through Febru-ary 2010. Annual costs are dependent on usage but are expected to be approximately $8 million.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2007, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 46%, 48% and 48% of Individual Markets - Annuities variable annuity product deposits in December 31, 2007, 2006 and 2005, respectively, and represented approximately 66%, 67% and 67% of our total Individual Markets - Annuities variable annuity product account values as of December 31, 2007, 2006 and 2005 respectively. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets -Annuities segment include American Fund Insurance Series(SM)("AFIS") funds. For the Individual Markets - Annuities segment, AFIS funds accounted for 55%, 58% and 57% of variable annuity product deposits in 2007, 2006 and 2005 respectively and represented 75% of the segment's total variable annuity product account values as of December 31, 2007, 2006 and 2005.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES
We have guarantees with off-balance-sheet risks having contractual values of $2 million and $3 million as of December 31, 2007 and 2006, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

--------------------------------------------------------------------------------
14. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                                       FOR THE YEARS ENDED
                                                                                                           DECEMBER 31,
                                                                                                      ---------------------

                                                                                                      2007    2006    2005
                                                                                                      -----   -----   -----
UNREALIZED GAINS ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                                                                          $ 421   $ 452   $ 781
Other comprehensive income (loss):
  Unrealized holding losses arising during the year                                                    (871)    (96)   (805)
  Change in DAC, VOBA and other contract holder funds                                                   177      29     269
  Income tax benefit                                                                                    243      23     188
  Change in foreign currency exchange rate adjustment                                                    18       5       5
  Less:
    Reclassification adjustment for gains (losses) included in net income                              (164)     24      32
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           29     (37)    (53)
    Income tax benefit                                                                                   47       5       7
                                                                                                      -----   -----   -----
        Balance at end-of-year                                                                        $  76   $ 421   $ 452
                                                                                                      =====   =====   =====

                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                      -------------------
                                                                                                      2007    2006   2005
                                                                                                      ----    ----   ----
UNREALIZED GAINS (LOSSES) ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                                                          $ (9)   $  7   $ 14
Other comprehensive income (loss):
  Unrealized holding gains (losses) arising during the year                                             14     (22)     5
  Change in DAC, VOBA and other contract holder funds                                                   (6)      1     (7)
  Income tax benefit                                                                                    11       2     (6)
  Change in foreign currency exchange rate adjustment                                                  (30)      4     --
  Less:
    Reclassification adjustment for (gains) losses included in net income                               (2)      2     (2)
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           1      --      1
    Income tax expense                                                                                  --      (1)    --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $(19)   $ (9)  $  7
                                                                                                      ====    ====   ====

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                                                          $ --    $ (6)  $(13)
Other comprehensive income (loss):
  Adjustment arising during the year                                                                    --       6      7
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ --    $ --   $ (6)
                                                                                                      ====    ====   ====

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                                                          $  4    $ --   $ --
Other comprehensive income (loss):
  Adjustment arising during the year                                                                   (13)     --     --
  Income tax benefit                                                                                     5      --     --
  Adjustment for adoption of SFAS 158, net of tax                                                       --       4     --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ (4)   $  4   $ --
                                                                                                      ====    ====   ====

--------------------------------------------------------------------------------
15. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                   ---------------------------
                                                                     2007      2006      2005
                                                                   -------   -------   -------
Commissions                                                        $ 2,051   $ 1,527   $   899
General and administrative expenses                                  1,234     1,093       965
DAC and VOBA deferrals and interest, net of amortization            (1,101)     (722)     (430)
Other intangibles amortization                                           4         3        --
Taxes, licenses and fees                                               192       158        81
Merger-related expenses                                                 92        27        29
                                                                   -------   -------   -------
    Total                                                          $ 2,472   $ 2,086   $ 1,544
                                                                   =======   =======   =======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income in the year incurred and are reflected within merger-related expenses in the table above.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                                                            TOTAL
                                                                                            -----
Restructuring reserve at December 31, 2006                                                  $   7
Amounts incurred in 2007
  Employee severance and termination benefits                                                   6
  Other                                                                                        14
                                                                                            -----
    Total 2007 restructuring charges                                                           20
Amounts expended in 2007                                                                      (25)
      Restructuring reserve at December 31, 2007                                            $   2
Additional amounts expended in 2007 that do not qualify as restructuring charges            $  72
Total expected costs                                                                          180
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. In addition, involuntary employee termination benefits were recorded in goodwill as part of the purchase price allocation, see
Note 3. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

--------------------------------------------------------------------------------
16. EMPLOYEE BENEFIT PLANS

Our employees, other than our U.S. insurance agents, are included in LNC's various benefit plans that provide for pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans. Our U.S. insurance agents are included in various plans sponsored by either LNL or LNC, including pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees, including those of LNL, and prior to January 1, 1995, most full-time agents, including those of LNL. All benefits accruing under the defined benefit plan for agents were frozen as of December 31, 1994. On May 1, 2007, LNC announced plans to change the retirement benefits provided to employees, including those of LNL, including the "freeze" or cessation of benefit accruals under LNC's primary traditional defined benefit pension plans. The freeze became effective December 31, 2007. This prospective change in benefits will not impact any of the pension retirement benefits that were accrued up through December 31, 2007.

Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits, which were frozen effective December 31, 2007, calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive their frozen benefit under the cash balance formula. Benefits under the cash balance formula will continue to accrue interest credits. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus.

As a result of the merger with Jefferson-Pilot, LNC maintains funded defined benefit pension plans for the former U.S. employees and agents of Jefferson-Pilot. Eligible retiring employees receive benefits based on years of service and final average earnings. The plans were funded through group annuity contracts with LNL. The assets of the plans were those of the related contracts, and were primarily held our separate accounts. During the fourth quarter of 2007, the group annuity contracts were liquidated. The assets were moved to a tax-exempt trust and are invested as described in the Plan Assets section below.

The plans are funded by contributions to tax-exempt trusts. Our funding policy is consistent with the funding requirements of Federal law and regulations. Contributions were intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

During 2006 and 2007, LNC sponsored three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents, including those of
LNL: the Salary Continuation Plan for Executives of Lincoln National Corporation and Affiliates (the "ESC"), the Jefferson-Pilot Executive Special Supplemental Benefit Plan (the "ESSB") and supplemental retirement plans, a salary continuation plan and supplemental executive retirement plans. As a result of the merger with Jefferson-Pilot, LNC also sponsored an unfunded, nonqualified supplemental retirement plan for certain former employees of Jefferson-Pilot. The supplemental retirement plans provided defined benefit pension benefits in excess of limits imposed by Federal tax law.

The ESC and ESSB were terminated effective December 31, 2007. The accrued benefits under the ESC and the ESSB on that date were converted to actuarial equivalent lump sum amounts and credited to special opening accounts (the "ESC Opening Balance Account" and the "ESSB Opening Balance Account") in the Lincoln National Corporation Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"), which was formerly known as The Lincoln National Corporation Executive Deferred Compensation Plan for Employees. In both cases, the accrued benefits were calculated as if our executives had received a distribution at age 62, reduced under the relevant age 62 early retirement reduction factors provided under each plan (as if the executive had remained employed until age
62).

The supplemental executive retirement plan provided defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan and a second supplemental executive retirement plan was established for this same group of executives. The benefits payable to the executives under this plan will not be less than they would have been under the pre-acquisition plan. The benefit is based on an average compensation figure that is not less than the minimum three-year average compensation figure in effect for these executives as of December 31, 1999. Any benefits payable from this plan are reduced by benefits payable from our employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for LNC for 10 years and attained age 55 (age 60 for agents), including those of LNL. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was amended to provide that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attained the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was amended to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretire-ment plan was amended to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees attaining age 55 and having 10 years of service by December 31, 2007 who retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations subsequent to the adoption of SFAS 158 was as follows:

                                                                     AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                                                 -------------------------------------------------
                                                                  2007          2006    2007                  2006
                                                                 -----         -----    ----                  ----
                                                                                                   OTHER
                                                                   PENSION BENEFITS       POSTRETIREMENT BENEFITS
                                                                 -------------------    --------------------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                                  $ 141         $  93    $ --                  $ --
Actual return on plan assets                                         8            15      --                    --
Company contributions                                               (1)           --       2                     2
Benefits paid                                                       (8)           (7)     (2)                   (2)
Purchase accounting adjustments                                     --            40      --                    --
                                                                 -----         -----    ----                  ----
  Fair value at end-of-year                                        140           141      --                    --
                                                                 -----         -----    ----                  ----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                                       117            92      19                    22
Interest cost                                                        7             6       1                     1
Plan participants' contributions                                    --            --       1                     1
Actuarial gains                                                     --            (3)     (4)                   (3)
Benefits paid                                                       (8)           (7)     (3)                   (2)
Purchase accounting adjustments                                     --            29      --                    --
                                                                 -----         -----    ----                  ----
  Balance at end-of-year                                           116           117      14                    19
                                                                 -----         -----    ----                  ----
    Funded status of the plans                                   $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                                     $  25         $  25    $ --                  $ --
Other liabilities                                                   (1)           (1)    (14)                  (19)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                                  $   8         $  (2)   $ (4)                 $ (2)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $   8         $  (2)   $ (4)                 $ (2)
                                                                 =====         =====    ====                  ====
WEIGHTED-AVERAGE ASSUMPTIONS
Weighted-average discount rate                                    6.00%         5.75%   6.00%                 5.75%
Expected return on plan assets                                    8.00%         8.00%   0.00%                 0.00%

RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                          4.00%         4.00%   4.00%                 4.00%

We use December 31 as the measurement date for the pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. LNC reevaluates this assumption at an interim date each plan year. For 2008, the expected return on plan assets for the pension plan will be 8%. The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12% for 2007. It further assumes the rate will gradually decrease to 5% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have an immaterial effect on accumulated postretirement benefit obligations and total service and interest cost components.

Information for our pension plans with accumulated benefit obligations in excess of plan assets (in millions) was as follows:

                                                                                AS OF DECEMBER 31,
                                                                                ------------------
                                                                                2007          2006
                                                                                ----          ----
Accumulated benefit obligation                                                  $ 1           $ 1
Projected benefit obligation                                                      1             1
Fair value of plan assets(1)                                                     --            --

----------
(1)  The plan is unfunded.

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------------
                                                 PENSION BENEFITS     OTHER POSTRETIREMENT BENEFITS
                                               ---------------------  ------------------------------
                                               2007     2006    2005  2007        2006          2005
                                               ----     ----    ----  ----        ----          ----
Interest cost                                  $  7     $ 6     $ 5   $ 1         $  1          $  1
Expected return on plan assets                  (11)     (9)     (6)   --           --            --
Recognized net actuarial (gain) loss             --       1       1    (1)          --            --
                                               ----     ----    ----  ----        ----          ----
  Net periodic benefit expense (recovery)      $ (4)    $(2)    $ --  $ --        $  1          $  1
                                               ====     ===     ====  ====        ====          ====

LNC maintains a defined contribution plan for its U.S. financial planners and advisors ("agents"), including those of LNL. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNC assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees.

Contributions to this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNC agents. The combined expenses for these plans were $4 million for the year ended December 31, 2007 and $3 million for the years ended December 31, 2006 and 2005. These expenses reflect both the contribution as well as changes in the measurement of the liabilities under these plans.

PLAN ASSETS

Our pension plan asset allocations by asset category (in millions) based on estimated fair values were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2007         2006
                                        ----         ----
Equity securities                        52%          66%
Fixed income securities                  48%          32%
Cash and cash equivalents                 0%           2%
                                        ----         ----
  Total plan asset allocations          100%         100%
                                        ====         ====

The primary investment objective of our defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made using the following asset classes: domestic and international equity, fixed income securities, real estate and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                            WEIGHTING RANGE
                                            ---------------
                                            TARGET    RANGE
                                            ------    -----
Domestic large cap equity                    35%     30%-40%
International equity                         15%     10%-20%
Fixed income                                 50%     45%-55%
Cash equivalents                              0%      0%-5%

Within the broad ranges provided above, we currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap growth (15%), large cap value (15%) and small cap (5%). Fixed income allocations are weighted between core fixed income and long term bonds to track changes in the plan's liability duration. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices:
Russell 1000, Europe, Australia and Far East, Lehman Aggregate and Citi-group 90-day T-Bill. LNC reviews this investment policy on an annual basis.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan target allocations. LNC reevaluates this assumption at an interim date each plan year.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During 2007, the management of the equity portion of the plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

LNC does not expect to contribute to the qualified defined benefit pension plans in 2008. LNC expects to fund approximately the following amounts (in millions) for benefit payments for LNC's unfunded non-qualified defined benefit plan and postretirement benefit plan:

                              PENSION PLANS                         POSTRETIREMENT PLANS
                    -------------------------------            ------------------------------
                      NON-
                    QUALIFIED                                                         NOT
                     DEFINED             REFLECTING                                REFLECTING
                     BENEFIT              MEDICARE             MEDICARE             MEDICARE
                     PENSION               PART D               PART D               PART D
                      PLANS               SUBSIDY              SUBSIDY              SUBSIDY
                    ---------            ----------            --------            ----------
2008                  $ --                  $1                  $(1)                  $2
2009                    --                   1                   (1)                   2
2010                    --                   1                   (1)                   2
2011                    --                   1                   (1)                   2
2012                    --                   1                   (1)                   2
Thereafter              --                   6                   (1)                   7

401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC also sponsors contributory defined contribution plans for eligible U.S. employees and agents, including those of LNL. These plans include 401(k) plans and defined contribution money purchase plans for eligible agents of the former Jefferson-Pilot. LNC's contribution to both the employees' and agents' 401(k) plans, excluding the former Jefferson-Pilot agents, is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of eligible compensation, and is invested as directed by the participant. As of April 3, 2006, LNC's contributions to the employees' 401(k) plan on behalf of the former Jefferson-Pilot employees were the same as the contribution provided to eligible Lincoln participants. LNC's contributions to the agents' 401(k) Plan on behalf of the former Jefferson-Pilot agents is equal to 10% of each participant's pre-tax contributions, not to exceed 6% of eligible compensation. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors.

On May 1, 2007, simultaneous with LNC's announcement of the freeze of the primary defined benefit pension plans, LNC announced a number of enhancements to their employees' 401(k) plan effective January 1, 2008. For all participants, including those of LNL, a number of new features will apply: 1) an increase in the basic employer match from $0.50 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation, to $1.00 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation (the 50% match will become a 100% match); 2) a guaranteed "core" employer contribution of 4% of eligible compensation per pay period which will be made regardless of whether the eligible employee elects to defer salary into the Plan; and 3) certain eligible employees will also qualify for a "transition" employer contribution between 0.2% and 8.0% of eligible compensation per pay. Eligibility to receive the additional transition employer contributions will be based on a combination of age and years of service, with a minimum 10-year service requirement for legacy LNC employees and a minimum 5-year service requirement for former Jefferson-Pilot employees. Eligibility for transition employer contributions will be determined based on age and service on December 31, 2007 (i.e., participants will not "grow" into transition credits thereafter). Transition employer contributions will cease on December 31, 2017. The discretionary employer match feature will be eliminated effective January 1, 2008.

The Jefferson-Pilot Life Insurance Company Agents' Retirement Plan is a money purchase plan for eligible agents that provides for an employer contribution equal to 5% of a participant's eligible compensation.

Expense for the 401(k) and profit sharing plans was $31 million, $22 million and $25 million for the years ended December 31, 2007, 2006 and 2005, respectively.

DEFERRED COMPENSATION PLANS
LNC sponsors the DC SERP for certain U.S. employees, including those of LNL, and deferred compensation plans for certain agents, including those of LNL. Plan participants may elect to defer payment of a portion of their compensation as defined by the plans. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals when participants exceed applicable limits of the Internal Revenue Code. The amount of LNC's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans was $11 million, $17 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively. These expenses reflect both our employer matching contributions of $1 million, $4 million and $3 million, respectively, as well as increases in the measurement of our liabilities net of the total return swap, described in Note 5, under these plans of $10 million, $13 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The terms of the deferred compensation plans provide that plan participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plans.

LNC also sponsors a deferred compensation plan for certain eligible agents, including those of LNL. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant.

As a result of the merger with Jefferson-Pilot, LNC also sponsors a deferred compensation plan for former agents of Jefferson-Pilot. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plan. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC does not make matching contributions to this plan, and LNC stock is not an investment option of the plan.

LNC also sponsors a deferred compensation plan for certain former agents of Jefferson-Pilot that participate in the Jefferson-Pilot Life Insurance Company Agents' Retirement Plan. The Plan provides for company contributions equal to 5% of eligible compensation for earnings in excess of the limits imposed by the Federal government.

The total liabilities associated with the employee and agent plans were $137 million and $158 million as of December 31, 2007 and 2006, respectively.

--------------------------------------------------------------------------------
17. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                          -------------------
                                                           2007  2006   2005
                                                           ----  ----   ----
Stock options                                              $ 10  $  3   $ --
Shares                                                        3    19     14
Cash awards                                                  --     1      1
SARs                                                          5    (1)     2
Restricted stock                                              6     1      1
                                                           ----  ----   ----
  Total stock-based incentive compensation expense         $ 24  $ 23   $ 18
                                                           ====  ====   ====
Recognized tax benefit                                     $  8  $  8   $  6

--------------------------------------------------------------------------------
18. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements on the basis of SAP prescribed or permitted by the insurance departments of LNL and LLANY's states of domicile. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. SAP differs from GAAP primarily due to charging policy acquisition costs to expense as incurred instead of deferring them to the extent recoverable and amortizing them as described in Note 1 above, establishing future contract benefit liabilities using different actuarial assumptions and valuing investments on a different basis. Statutory net income was $971 million, $299 million and $544 million for the years ended December 31, 2007, 2006 and 2005. The increase in statutory net income from 2006 to 2007 was driven primarily by two factors. The first factor was the release of statutory reserves as a result of the merger of JPL and JPFIC into LNL as described in
Note 1. The second factor was an internal transfer of ownership of FPP from LNL to our parent company, LNC, as referenced in Note 1. As a result of this transfer, we recognized a realized gain for the cumulative unrealized gain of our investment in FPP as the date of the transfer. Statutory capital and surplus was $5.1 billion and $3.0 billion as of December 31, 2007 and 2006, respectively.

LNL is domiciled in Indiana. The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. We calculate reserves on universal life policies based on the Indiana universal life method, which caused statutory surplus to be higher than NAIC statutory surplus by $246 million and $227 million as of December 31, 2007 and 2006, respectively. We are also permitted by Indiana to use a more conservative valuation interest rate on certain annuities, which caused statutory surplus to be lower than NAIC statutory surplus by $14 million as of December 31, 2007 and 2006. A new statutory reserving standard, Actuarial Guideline VACARVM, is being developed by the NAIC with an expected effective date of December 31, 2008. This standard could lead to higher benefit reserves, lower risk-based capital ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Generally, these restrictions pose no short-term liquidity concerns for the holding company. For example, under Indiana laws and regulations, we may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, exceed the statutory limitation.

The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner; or (ii) the insurer's statutory net gain from operations for the previous twelve months. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $144 million, $568 million and $200 million to LNC during the years ended December 31, 2007, 2006 and 2005, respectively, which did not require prior approval of the Commissioner. In addition, we paid cash dividends of $626 million and a non-cash dividend of $292 million (attributable to the FPP dividend) in 2007 after approval was received from the Commissioner. Based upon anticipated ongoing positive statutory earnings and favorable credit markets, LNL expects that we could pay dividends of approximately $895 million in 2008 without prior approval from the Commissioner.

--------------------------------------------------------------------------------
19. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES

Fair values for fixed maturity securities are based upon quoted market prices, where available. The fair value of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. For securities that are not actively traded and are not private placements, fair values are estimated using values obtained from independent pricing services.

The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

DERIVATIVE INSTRUMENTS

We employ several different methods for determining the fair value of our derivative instruments. Fair values for derivative contracts are based on current settlement values. These values are based on: 1) quoted market prices;
2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair values for the investment contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of other contract holder funds that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts.

SHORT-TERM AND LONG-TERM DEBT

Fair values for our senior notes and capital securities are based on quoted market prices or estimated using discounted cash flow analysis based on our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. Fair values for junior subordinated debentures issued to affiliated trusts are based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), limited partnerships, mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying Consolidated Balance Sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS

We report assets held in separate accounts at fair value. The related liabilities are reported at an amount equivalent to the separate account assets.

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                   AS OF DECEMBER 31,
                                                                        -----------------------------------------
                                                                                2007                 2006
                                                                        ------------------    -------------------
                                                                        CARRYING     FAIR     CARRYING     FAIR
                                                                          VALUE      VALUE      VALUE      VALUE
                                                                        --------   --------   --------   --------
ASSETS
Available-for-sale securities:
  Fixed maturities                                                      $ 53,405   $ 53,405   $ 54,697   $ 54,697
  Equity                                                                     134        134        218        218
Trading securities                                                         2,533      2,533      2,820      2,820
Mortgage loans on real estate                                              7,117      7,291      7,344      7,530
Derivative instruments                                                       172        172        245        245
Other investments                                                            986        986        783        783
Cash and invested cash                                                     1,395      1,395      1,762      1,762
LIABILITIES
Other contract holder funds:
  Account value of certain investment contracts                          (21,173)   (20,515)   (28,628)   (28,605)
  Remaining guaranteed interest and similar contracts                       (619)      (619)      (668)      (668)
  Embedded derivative instruments -- living benefits (liabilities)
    contra liabilities                                                      (229)      (229)        52         52
Reinsurance related derivative liability                                    (211)      (211)      (218)      (218)
Short-term debt                                                             (173)      (173)       (21)       (21)
Long-term debt                                                            (1,675)    (1,569)    (1,439)    (1,394)
OFF-BALANCE-SHEET
Guarantees                                                                    --         (2)        --         (3)
Investment commitments                                                        --         --         --     (1,308)

--------------------------------------------------------------------------------
20. SEGMENT INFORMATION

We provide products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. We also have Other Operations which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the current manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

INDIVIDUAL MARKETS

The Individual Markets business provides its products through two segments:
Annuities and Life Insurance. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Annuities segment also offers broker-dealer services. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a universal life insurance policy linked with riders that provide for long-term care costs) and both single and survivorship versions of universal life and variable universal life.

EMPLOYER MARKETS

The Employer Markets business provides its products through two segments:
Retirement Products and Group Protection. The Retirement Products segment includes two major lines of business: Defined Contribution and Executive Benefits. The Defined Contribution business provides employer-sponsored fixed and variable annuities and mutual fund-based programs in the 401(k), 403(b) and 457 plan marketplaces through a wide range of intermediaries including advisors, consultants, brokers, banks, wirehouses, third-party administrators and individual planners. The Executive Benefits business offers corporate-owned universal and variable universal life insurance and bank-owned universal and variable universal life insurance to small to mid-sized banks and mid to large-sized corporations, mostly through executive benefit brokers. The Group Protection segment offers group term life, disability and dental insurance to employers.

OTHER OPERATIONS

Other Operations includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses), along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re. Other Operations also includes the eliminations of intercompany transactions.

Segment operating revenues and income (loss) from operations are internal measures used by our management to evaluate and assess the results of our segments. Operating revenues are GAAP revenues excluding net realized gains and losses and the amortization of deferred gain arising from reserve development on business sold through reinsurance. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses, losses on early retirement of debt and reserve development net of related amortization on business sold through reinsurance. Our management and Board of Directors believe that operating revenues and income (loss) from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
REVENUES
Operating revenues:
  Individual Markets:
    Annuities                                       $ 2,237   $ 1,914   $ 1,309
    Life Insurance                                    3,696     3,178     1,840
                                                    -------   -------   -------
      Total Individual Markets                        5,933     5,092     3,149
                                                    -------   -------   -------
  Employer Markets:
    Retirement Products                               1,423     1,356     1,168
    Group Protection                                  1,500     1,032        --
                                                    -------   -------   -------
      Total Employer Markets                          2,923     2,388     1,168
                                                    -------   -------   -------
  Other Operations                                      285       310       309
Realized loss(1)                                       (112)       (2)      (16)
Amortization of deferred gain on indemnity
  reinsurance related to reserve developments             9         1         1
                                                    -------   -------   -------
      Total revenues                                $ 9,038   $ 7,789   $ 4,611
                                                    =======   =======   =======

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
                                                                  2007      2006     2005
                                                                -------   -------   -----
NET INCOME
Operating income:
  Individual Markets:
    Annuities                                                   $   401   $   323   $ 197
    Life Insurance                                                  623       470     238
                                                                -------   -------   -----
      Total Individual Markets                                    1,024       793     435
                                                                -------   -------   -----
Employer Markets:
  Retirement Products                                               225       249     206
  Group Protection                                                  114        99      --
                                                                -------   -------   -----
      Total Employer Markets                                        339       348     206
                                                                -------   -------   -----
  Other Operations                                                  (45)       20      12
Realized loss(1)                                                    (72)       (1)    (10)
Reserve development, net of related amortization on
  business sold through indemnity reinsurance                        (7)        1       1
                                                                -------   -------   -----
    Net income                                                  $ 1,239   $ 1,161   $ 644
                                                                =======   =======   =====

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                      2007    2006     2005
                                                     ------  ------  ------
NET INVESTMENT INCOME
Individual Markets:
  Annuities                                          $1,028  $1,033  $  608
  Life Insurance                                      1,762   1,502     907
                                                     ------  ------  ------
    Total Individual Markets                          2,790   2,535   1,515
                                                     ------  ------  ------
Employer Markets:
  Retirement Products                                 1,100   1,054     892
  Group Protection                                      115      80      --
                                                     ------  ------  ------
    Total Employer Markets                            1,215   1,134     892
                                                     ------  ------  ------
Other Operations                                        183     200     185
                                                     ------  ------  ------
      Total net investment income                    $4,188  $3,869  $2,592
                                                     ======  ======  ======

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                            -------------------
                                                                             2007  2006  2005
                                                                             ----  ----  -----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Individual Markets:
  Annuities                                                                  $337  $316  $ 183
  Life Insurance                                                              467   436    259
                                                                             ----  ----  -----
    Total Individual Markets                                                  804   752    442
                                                                             ----  ----  -----
Employer Markets:
  Retirement Products                                                         112    84     63
  Group Protection                                                             31    16     --
                                                                             ----  ----  -----
    Total Employer Markets                                                    143   100     63
                                                                             ----  ----  -----
Other Operations                                                               --     1     (1)
                                                                             ----  ----  -----
      Total amortization of DAC and VOBA                                     $947  $853  $ 504
                                                                             ====  ====  =====

                                                                      FOR THE YEARS ENDED
                                                                          DECEMBER 31,
                                                                      -------------------
                                                                       2007   2006   2005
                                                                      -----   ----  -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Individual Markets:
  Annuities                                                           $ 114   $ 46  $  40
  Life Insurance                                                        317    235    115
                                                                      -----   ----  -----
    Total Individual Markets                                            431    281    155
                                                                      -----   ----  -----
Employer Markets:
  Retirement Products                                                    90     97     80
  Group Protection                                                       61     53     --
                                                                      -----   ----  -----
     Total Employer Markets                                             151    150     80
                                                                      -----   ----  -----
Other Operations                                                        (35)    29     (6)
Realized loss                                                           (39)    --     (6)
Loss on early retirement of debt                                         --     --     --
Amortization of deferred gain on idemnity reinsurance
  related to reserve developments                                        (4)    --     --
                                                                      -----   ----  -----
      Total income tax expense                                        $ 504   $460   $223
                                                                      =====   ====   ====

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2007      2006
                                     --------  --------
ASSETS
Individual Markets:
  Annuities                          $ 81,112  $ 70,736
  Life Insurance                       40,780    42,177
                                     --------  --------
    Total Individual Markets          121,892   112,913
                                     --------  --------
Employer Markets:
  Retirement Products                  38,271    37,274
  Group Protection                      1,471     1,849
                                     --------  --------
    Total Employer Markets             39,742    39,123
                                     --------  --------
Other Operations                       12,692    12,780
                                     --------  --------
    Total assets                     $174,326  $164,816
                                     ========  ========

--------------------------------------------------------------------------------
21. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2007 and 2006 include our participation in a cash management agreement with LNC of $420 million and $389 million, respectively. Related investment income was $30 million, $14 million and $6 million in 2007, 2006 and 2005, respectively. Short-term debt represents notes payable to LNC of $18 million and $21 million at December 31, 2007 and 2006, respectively. Total interest expense for this short-term debt was $1 million, $2 million and $1 million for the years ended December 31, 2007, 2006 and 2005, respectively. As shown in Note 12, LNC supplied funding to us totaling $1.7 billion in 2007 and $1.4 billion in 2006, in exchange for notes. The interest expense on these notes was $96 million, $84 million and $78 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales. This resulted in net payments of $99 million, $59 million and $122 million for the years ended December 31, 2007, 2006 and 2005, respectively, which is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. Our related accounts payable to affiliates, which is included in other assets on our Consolidated Balance Sheets, was $10 million and $8 million as of December 31, 2007 and 2006, respectively.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products. As a result, we received fees of $62 million, $36 million and $41 million from DMH for transfer pricing in 2007, 2006, and 2005.

DMH is responsible for the management of our general account investments. We paid fees of $38 million, $57 million and $72 million for the years ended December 31, 2007, 2006 and 2005, respectively, to DMH for investment management services. These fees are reflected in net investment income on our Consolidated Statements of Income.

We cede and accept reinsurance from affiliated companies. As discussed in Note 8, we cede certain Guaranteed Benefit risks (including certain GMDB and GMWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. The caption insurance premiums, on the accompanying Consolidated Statements of Income, was reduced for premiums paid on these contracts for the years ended December 31, 2007, 2006 and 2005 by $308 million, $234 million and $219 million, respectively. Future contract benefits on the accompanying Consolidated Balance Sheets have been reduced by $1.3 billion and $1.1 billion as of December 31, 2007 and 2006, respectively.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.4 billion and $1.1 billion at December 31, 2007 and 2006, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

22. Supplemental Disclosures of Cash Flow Information

The following summarizes our supplemental cash flow data (in millions):

                                                                         FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                      -------------------------
                                                                        2007      2006     2005
                                                                      -------   --------   ----
Interest paid                                                         $   104   $     85   $59
Income taxes paid                                                         194        310    75
Significant non-cash investing and financing transactions:
  Business combinations:
    Fair value of assets acquired (includes cash and
      invested cash)                                                  $    41   $ 37,356   $--
    Fair value of liabilities assumed                                     (50)   (30,424)   --
                                                                      -------   --------   ----
      Total purchase price                                            $    (9)  $  6,932   $--
                                                                      =======   ========   ====

  Dividend of FPP:
    Carrying value of assets (includes cash and invested cash)        $ 2,772   $     --   $--
    Carrying value of liabilities                                      (2,280)        --    --
                                                                      -------   --------   ----
       Total dividend of FPP                                          $   492   $     --   $--
                                                                      =======   ========   ====

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes. Also, as discussed in Note 2 of the consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 28, 2008

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                              CONTRACT                     CONTRACT      GUARANTEE
                                                             PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                            THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                           NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                             INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                    INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                $     58,789     $    --     $     58,789     $   --         $    3      $     58,786
AIM V.I. International Growth                      76,248          --           76,248         --              4            76,244
ABVPSF Global Technology Class A                1,474,125          --        1,474,125         --             20         1,474,105
ABVPSF Growth and Income Class A                9,095,065          --        9,095,065         --             99         9,094,966
ABVPSF International Value Class A              5,117,318          --        5,117,318         --             10         5,117,308
ABVPSF Large Cap Growth Class A                   314,184          --          314,184         --             10           314,174
ABVPSF Small/Mid Cap Value Class A              7,004,720          --        7,004,720         --            129         7,004,591
American Century VP Income & Growth             4,702,029          --        4,702,029         --            150         4,701,879
American Century VP Inflation Protection
   Class 2                                      5,914,122          --        5,914,122         --            107         5,914,015
American Century VP International               8,092,074          --        8,092,074         --            232         8,091,842
American Funds Bond Class 2                         5,094          --            5,094         --             --             5,094
American Funds Global Growth Class 2           11,848,825      14,513       11,863,338         --            214        11,863,124
American Funds Global Small Capitalization
   Class 2                                      6,371,091          --        6,371,091         --            105         6,370,986
American Funds Growth Class 2                  41,794,988      20,133       41,815,121         --            797        41,814,324
American Funds Growth-Income Class 2           13,373,606      15,833       13,389,439         --            347        13,389,092
American Funds High-Income Bond Class 2         7,231,696       2,663        7,234,359         --            132         7,234,227
American Funds International Class 2           38,028,334      13,407       38,041,741         --            663        38,041,078
American Funds U.S. Government/
   AAA-Rated Securities Class 2                12,093,796          --       12,093,796      2,103            181        12,091,512
Delaware VIPT Capital Reserves                    808,223          --          808,223         --             20           808,203
Delaware VIPT Diversified Income               11,516,612          --       11,516,612         --             75        11,516,537
Delaware VIPT Emerging Markets                 16,702,333         522       16,702,855         --            199        16,702,656
Delaware VIPT High Yield                        8,974,024         202        8,974,226         --            255         8,973,971
Delaware VIPT International Value Equity            7,598          --            7,598         --             --             7,598
Delaware VIPT REIT                             10,453,380       8,919       10,462,299         --            188        10,462,111
Delaware VIPT Small Cap Value                  21,230,400      13,005       21,243,405         --            365        21,243,040
Delaware VIPT Trend                             1,980,571       2,147        1,982,718         --             50         1,982,668
Delaware VIPT U.S. Growth                         266,543          --          266,543         --              7           266,536
Delaware VIPT Value                             9,357,394          --        9,357,394         --             78         9,357,316
DWS VIP Equity 500 Index                      133,790,295       4,166      133,794,461         --          3,358       133,791,103
DWS VIP Small Cap Index                        61,830,806          --       61,830,806         --          1,719        61,829,087
Fidelity VIP Asset Manager Service Class        2,974,437          --        2,974,437         --             90         2,974,347
Fidelity VIP Contrafund Service Class          44,889,804       5,018       44,894,822         --            919        44,893,903
Fidelity VIP Equity-Income Service Class       10,841,686          --       10,841,686         --            223        10,841,463
Fidelity VIP Growth Service Class              21,698,617          --       21,698,617         --            578        21,698,039
Fidelity VIP High Income Service Class              7,297          --            7,297         --             --             7,297
Fidelity VIP Mid Cap Service Class             19,699,327       1,049       19,700,376         --            393        19,699,983
Fidelity VIP Overseas Service Class            10,753,073          --       10,753,073         --            269        10,752,804
FTVIPT Franklin Income Securities               2,985,208          --        2,985,208         --             50         2,985,158
FTVIPT Franklin Small-Mid Cap Growth
   Securities                                   2,394,214          --        2,394,214         --             64         2,394,150
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 2                             664,080          --          664,080         --             24           664,056
FTVIPT Mutual Shares Securities                 4,677,905          --        4,677,905         --             18         4,677,887
FTVIPT Templeton Foreign Securities Class 2     2,315,440          --        2,315,440         --             76         2,315,364
FTVIPT Templeton Global Asset Allocation
   Class 2                                        242,134          --          242,134         --              8           242,126
FTVIPT Templeton Global Income Securities       3,431,319         237        3,431,556         --             49         3,431,507
FTVIPT Templeton Growth Securities              2,810,007       4,098        2,814,105         --             64         2,814,041
FTVIPT Templeton Growth Securities Class 2        399,364          --          399,364         --             13           399,351
Janus Aspen Series Balanced                     4,283,999          --        4,283,999         --            141         4,283,858
Janus Aspen Series Balanced Service Shares      4,112,947       2,204        4,115,151         --             84         4,115,067
Janus Aspen Series Flexible Bond                2,451,571          --        2,451,571         --             80         2,451,491

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                              CONTRACT                     CONTRACT      GUARANTEE
                                                             PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO      PAYABLE TO
                                                            THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                           NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                             INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                    INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Flexible Bond
   Service Shares                            $  5,123,653    $  3,262     $  5,126,915       $--           $  148     $  5,126,767
Janus Aspen Series Global Technology
   Service Shares                                 247,474          --          247,474        --                8          247,466
Janus Aspen Series Mid Cap Growth               4,829,217          --        4,829,217        --              159        4,829,058
Janus Aspen Series Mid Cap Growth
   Service Shares                               7,556,360          --        7,556,360        --              133        7,556,227
Janus Aspen Series Worldwide Growth             1,968,093          --        1,968,093        --               68        1,968,025
Janus Aspen Series Worldwide Growth
   Service Shares                                 354,091          --          354,091        --               12          354,079
Lincoln VIPT Baron Growth Opportunities           395,905          --          395,905        --                6          395,899
Lincoln VIPT Baron Growth Opportunities
   Service Class                               17,029,165       6,073       17,035,238        --              340       17,034,898
Lincoln VIPT Capital Growth                           369          --              369        --               --              369
Lincoln VIPT Cohen & Steers Global Real
   Estate                                         298,506          --          298,506        --               --          298,506
Lincoln VIPT Delaware Bond                     81,853,125         168       81,853,293        --            2,053       81,851,240
Lincoln VIPT Delaware Growth and Income           823,584          --          823,584        --               26          823,558
Lincoln VIPT Delaware Social Awareness            912,135          --          912,135        --               24          912,111
Lincoln VIPT Delaware Special Opportunities     2,556,908          --        2,556,908        --               39        2,556,869
Lincoln VIPT FI Equity-Income                   4,747,769          --        4,747,769        --              129        4,747,640
Lincoln VIPT Janus Capital Appreciation         2,221,973         658        2,222,631        --               63        2,222,568
Lincoln VIPT Marsico International Growth         239,005          --          239,005        --                1          239,004
Lincoln VIPT MFS Value                            772,291          --          772,291        --               13          772,278
Lincoln VIPT Mid-Cap Growth                       137,681          --          137,681        --               --          137,681
Lincoln VIPT Mid-Cap Value                        116,643          --          116,643        --               --          116,643
Lincoln VIPT Mondrian International Value      24,804,645         424       24,805,069        --              358       24,804,711
Lincoln VIPT Money Market                     189,967,136     674,377      190,641,513        --            4,642      190,636,871
Lincoln VIPT S&P 500 Index                      3,804,359          --        3,804,359        --               39        3,804,320
Lincoln VIPT Small-Cap Index                      365,684          --          365,684        --                6          365,678
Lincoln VIPT T. Rowe Price Growth Stock           165,510          --          165,510        --               --          165,510
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                                 853,319          --          853,319        --               24          853,295
Lincoln VIPT Templeton Growth                     145,195          --          145,195        --               --          145,195
Lincoln VIPT UBS Global Asset Allocation        3,450,928          --        3,450,928        --               57        3,450,871
Lincoln VIPT Wilshire 2010 Profile                762,315          --          762,315        --               24          762,291
Lincoln VIPT Wilshire 2020 Profile              3,180,961          --        3,180,961        --               96        3,180,865
Lincoln VIPT Wilshire 2030 Profile                138,967          --          138,967        --               --          138,967
Lincoln VIPT Wilshire 2040 Profile                    849          --              849        --               --              849
Lincoln VIPT Wilshire Aggressive Profile          424,976          --          424,976        --                7          424,969
Lincoln VIPT Wilshire Conservative Profile        664,981          --          664,981        --               13          664,968
Lincoln VIPT Wilshire Moderate Profile          2,355,304          --        2,355,304        --                6        2,355,298
Lincoln VIPT Wilshire Moderately Aggressive
   Profile                                      1,388,567          --        1,388,567         1               10        1,388,556
M Fund Brandes International Equity             1,830,894          --        1,830,894        --               51        1,830,843
M Fund Business Opportunity Value                 168,028          --          168,028        --               --          168,028
M Fund Frontier Capital Appreciation              958,069          --          958,069        --               22          958,047
M Fund Turner Core Growth                         421,080          --          421,080        --               --          421,080
MFS VIT Core Equity                               208,789          --          208,789        --                7          208,782
MFS VIT Emerging Growth                           221,735          --          221,735        --                6          221,729
MFS VIT Research                                  201,832          --          201,832        --                7          201,825
MFS VIT Total Return                           12,755,543          --       12,755,543        --              189       12,755,354
MFS VIT Utilities                               8,468,669          --        8,468,669        --              199        8,468,470
NB AMT Mid-Cap Growth                          14,449,055          --       14,449,055        --              361       14,448,694
NB AMT Partners                                   810,532          --          810,532        --               27          810,505
NB AMT Regency                                  5,869,905          --        5,869,905        --              101        5,869,804
Oppenheimer Main Street Growth & Income           176,507          --          176,507        --                6          176,501
PIMCO VIT OPCAP Managed                           907,445          --          907,445        --               30          907,415

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

                                                                           MORTALITY
                                                              DIVIDENDS        AND          NET
                                                                 FROM        EXPENSE    INVESTMENT
                                                              INVESTMENT    GUARANTEE     INCOME
SUBACCOUNT                                                      INCOME       CHARGES      (LOSS)
--------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                 $       --   $    (288)   $     (288)
AIM V.I. International Growth                                        309      (3,557)       (3,248)
ABVPSF Global Technology Class A                                      --      (1,777)       (1,777)
ABVPSF Growth and Income Class A                                 135,702     (13,700)      122,002
ABVPSF International Value Class A                                28,324        (878)       27,446
ABVPSF Large Cap Growth Class A                                       --      (1,031)       (1,031)
ABVPSF Small/Mid Cap Value Class A                                48,827     (13,896)       34,931
American Century VP Income & Growth                              126,351     (25,612)      100,739
American Century VP Inflation Protection Class 2                 227,942     (11,408)      216,534
American Century VP International                                 47,068     (25,318)       21,750
American Funds Bond Class 2                                          391         (23)          368
American Funds Global Growth Class 2                             291,971     (23,636)      268,335
American Funds Global Small Capitalization Class 2               148,185     (11,656)      136,529
American Funds Growth Class 2                                    309,409     (93,203)      216,206
American Funds Growth-Income Class 2                             209,701     (46,852)      162,849
American Funds High-Income Bond Class 2                          797,468     (17,675)      779,793
American Funds International Class 2                             524,513     (68,225)      456,288
American Funds U.S. Government/AAA-Rated Securities Class 2      817,493     (21,034)      796,459
Delaware VIPT Capital Reserves                                    39,660      (2,795)       36,865
Delaware VIPT Diversified Income                                 173,541      (8,684)      164,857
Delaware VIPT Emerging Markets                                   158,160     (18,940)      139,220
Delaware VIPT High Yield                                         225,709     (15,688)      210,021
Delaware VIPT International Value Equity                             169         (32)          137
Delaware VIPT REIT                                               169,433     (29,784)      139,649
Delaware VIPT Small Cap Value                                    119,880     (57,862)       62,018
Delaware VIPT Trend                                                   --      (5,601)       (5,601)
Delaware VIPT U.S. Growth                                             --        (781)         (781)
Delaware VIPT Value                                               68,135      (9,331)       58,804
DWS VIP Equity 500 Index                                       1,893,201    (395,873)    1,497,328
DWS VIP Small Cap Index                                          532,922    (208,165)      324,757
Fidelity VIP Asset Manager Service Class                         375,807     (16,019)      359,788
Fidelity VIP Contrafund Service Class                            369,499    (109,450)      260,049
Fidelity VIP Equity-Income Service Class                         191,789     (27,086)      164,703
Fidelity VIP Growth Service Class                                121,969     (61,947)       60,022
Fidelity VIP High Income Service Class                               608         (32)          576
Fidelity VIP Mid Cap Service Class                               102,097     (38,219)       63,878
Fidelity VIP Overseas Service Class                              291,876     (27,707)      264,169
FTVIPT Franklin Income Securities                                 35,981      (1,521)       34,460
FTVIPT Franklin Small-Mid Cap Growth Securities                       --      (5,823)       (5,823)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2               --      (2,610)       (2,610)
FTVIPT Mutual Shares Securities                                   14,232        (756)       13,476
FTVIPT Templeton Foreign Securities Class 2                       43,723      (9,440)       34,283
FTVIPT Templeton Global Asset Allocation Class 2                  38,569        (905)       37,664
FTVIPT Templeton Global Income Securities                         75,401      (3,666)       71,735
FTVIPT Templeton Growth Securities                                39,457      (7,296)       32,161
FTVIPT Templeton Growth Securities Class 2                         5,305      (1,545)        3,760
Janus Aspen Series Balanced                                      150,106     (25,698)      124,408
Janus Aspen Series Balanced Service Shares                        95,922     (10,171)       85,751
Janus Aspen Series Flexible Bond                                 111,445      (8,932)      102,513
Janus Aspen Series Flexible Bond Service Shares                  211,970     (15,439)      196,531
Janus Aspen Series Global Technology Service Shares                  786        (539)          247
Janus Aspen Series Mid Cap Growth                                  8,668     (14,440)       (5,772)
Janus Aspen Series Mid Cap Growth Service Shares                   4,816     (13,526)       (8,710)
Janus Aspen Series Worldwide Growth                               15,180      (8,423)        6,757
Janus Aspen Series Worldwide Growth Service Shares                 2,350      (1,969)          381
Lincoln VIPT Baron Growth Opportunities                               --        (395)         (395)
Lincoln VIPT Baron Growth Opportunities Service Class                 --     (41,909)      (41,909)

See accompanying notes.

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM           TOTAL       IN UNREALIZED    (DECREASE) IN
                                                      NET REALIZED   NET REALIZED   NET REALIZED     APPRECIATION      NET ASSETS
                                                       GAIN (LOSS)      GAIN ON      GAIN (LOSS)   OR DEPRECIATION      RESULTING
SUBACCOUNT                                           ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $      134    $        --    $       134      $     5,983      $     5,829
AIM V.I. International Growth                             341,017             --        341,017         (182,012)         155,757
ABVPSF Global Technology Class A                           68,328             --         68,328           92,313          158,864
ABVPSF Growth and Income Class A                          242,384        460,586        702,970         (391,055)         433,917
ABVPSF International Value Class A                         34,820         93,672        128,492         (111,756)          44,182
ABVPSF Large Cap Growth Class A                             4,804             --          4,804           29,277           33,050
ABVPSF Small/Mid Cap Value Class A                         96,796        361,091        457,887         (671,788)        (178,970)
American Century VP Income & Growth                       781,831             --        781,831         (726,537)         156,033
American Century VP Inflation Protection Class 2          (13,157)            --        (13,157)         265,371          468,748
American Century VP International                         205,817             --        205,817          929,372        1,156,939
American Funds Bond Class 2                                     6             --              6             (224)             150
American Funds Global Growth Class 2                      488,725        422,742        911,467          224,217        1,404,019
American Funds Global Small Capitalization Class 2        170,588        342,112        512,700           67,667          716,896
American Funds Growth Class 2                           1,016,061      2,460,470      3,476,531          150,692        3,843,429
American Funds Growth-Income Class 2                      674,793        494,075      1,168,868         (566,386)         765,331
American Funds High-Income Bond Class 2                   202,422             --        202,422         (886,037)          96,178
American Funds International Class 2                      651,857      1,520,794      2,172,651        2,668,287        5,297,226
American Funds U.S. Government/AAA-Rated Securities
   Class 2                                                 (7,467)            --         (7,467)         (99,935)         689,057
Delaware VIPT Capital Reserves                             (2,019)            --         (2,019)          (2,435)          32,411
Delaware VIPT Diversified Income                           67,704         14,189         81,893          369,411          616,161
Delaware VIPT Emerging Markets                            898,427        683,977      1,582,404        2,021,654        3,743,278
Delaware VIPT High Yield                                    3,944             --          3,944         (233,120)         (19,155)
Delaware VIPT International Value Equity                      (43)         3,009          2,966           (2,718)             385
Delaware VIPT REIT                                       (196,606)     2,535,794      2,339,188       (4,353,590)      (1,874,753)
Delaware VIPT Small Cap Value                             805,060      1,904,517      2,709,577       (4,358,561)      (1,586,966)
Delaware VIPT Trend                                        79,518          8,008         87,526           43,468          125,393
Delaware VIPT U.S. Growth                                  28,687             --         28,687           19,789           47,695
Delaware VIPT Value                                        95,984        107,543        203,527         (549,500)        (287,169)
DWS VIP Equity 500 Index                                2,803,849             --      2,803,849        1,424,980        5,726,157
DWS VIP Small Cap Index                                   632,533      3,905,469      4,538,002       (6,566,753)      (1,703,994)
Fidelity VIP Asset Manager Service Class                  615,366        276,722        892,088         (757,954)         493,922
Fidelity VIP Contrafund Service Class                   1,300,946     11,025,642     12,326,588       (5,857,883)       6,728,754
Fidelity VIP Equity-Income Service Class                  248,384        901,751      1,150,135       (1,201,117)         113,721
Fidelity VIP Growth Service Class                         479,301         17,788        497,089        3,715,642        4,272,753
Fidelity VIP High Income Service Class                          5             --              5             (411)             170
Fidelity VIP Mid Cap Service Class                         29,704        841,279        870,983        1,060,625        1,995,486
Fidelity VIP Overseas Service Class                       227,250        515,647        742,897          307,368        1,314,434
FTVIPT Franklin Income Securities                          (1,380)         6,398          5,018          (61,479)         (22,001)
FTVIPT Franklin Small-Mid Cap Growth Securities           154,762         97,638        252,400         (121,912)         124,665
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                 16,809         41,109         57,918             (416)          54,892
FTVIPT Mutual Shares Securities                             3,789         30,949         34,738          (99,205)         (50,991)
FTVIPT Templeton Foreign Securities Class 2               513,444         99,726        613,170         (350,899)         296,554
FTVIPT Templeton Global Asset Allocation Class 2           (1,880)        50,574         48,694          (65,572)          20,786
FTVIPT Templeton Global Income Securities                  32,220             --         32,220          153,989          257,944
FTVIPT Templeton Growth Securities                         51,258        111,061        162,319         (148,893)          45,587
FTVIPT Templeton Growth Securities Class 2                  2,137         16,926         19,063          (17,263)           5,560
Janus Aspen Series Balanced                               735,222             --        735,222         (183,038)         676,592
Janus Aspen Series Balanced Service Shares                169,540             --        169,540          130,068          385,359
Janus Aspen Series Flexible Bond                           (5,255)            --         (5,255)          48,338          145,596
Janus Aspen Series Flexible Bond Service Shares            (8,314)            --         (8,314)         119,156          307,373
Janus Aspen Series Global Technology Service Shares         4,106             --          4,106           14,644           18,997
Janus Aspen Series Mid Cap Growth                         326,552         17,054        343,606          301,736          639,570
Janus Aspen Series Mid Cap Growth Service Shares          597,229         37,503        634,732          718,364        1,344,386
Janus Aspen Series Worldwide Growth                       121,093             --        121,093           42,133          169,983
Janus Aspen Series Worldwide Growth Service Shares         78,056             --         78,056          (42,006)          36,431
Lincoln VIPT Baron Growth Opportunities                     1,369             --          1,369          (14,704)         (13,730)
Lincoln VIPT Baron Growth Opportunities Service
   Class                                                  690,028      1,855,492      2,545,520       (1,919,012)         584,599

                                                       DIVIDENDS
                                                          FROM        MORTALITY AND          NET
                                                       INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                               INCOME     GUARANTEE CHARGES   INCOME (LOSS)
-----------------------------------------------------------------------------------------------------
Lincoln VIPT Capital Growth                            $       --      $      --        $       --
Lincoln VIPT Cohen & Steers Global Real Estate                395             --               395
Lincoln VIPT Core                                              --            (23)              (23)
Lincoln VIPT Delaware Bond                              3,852,500       (237,340)        3,615,160
Lincoln VIPT Delaware Growth and Income                     9,726         (1,134)            8,592
Lincoln VIPT Delaware Social Awareness                      7,892         (2,718)            5,174
Lincoln VIPT Delaware Special Opportunities                26,466         (1,126)           25,340
Lincoln VIPT FI Equity-Income                              58,798        (14,846)           43,952
Lincoln VIPT Growth                                            --           (108)             (108)
Lincoln VIPT Growth Opportunities                              --           (274)             (274)
Lincoln VIPT Janus Capital Appreciation                     5,607         (5,898)             (291)
Lincoln VIPT Marsico International Growth                   1,351             (9)            1,342
Lincoln VIPT MFS Value                                      7,148           (270)            6,878
Lincoln VIPT Mid-Cap Growth                                    --             --                --
Lincoln VIPT Mid-Cap Value                                    370             --               370
Lincoln VIPT Mondrian International Value                 479,273        (43,938)          435,335
Lincoln VIPT Money Market                               8,441,800       (525,821)        7,915,979
Lincoln VIPT S&P 500 Index                                 34,224         (2,839)           31,385
Lincoln VIPT Small-Cap Index                                2,202           (430)            1,772
Lincoln VIPT T. Rowe Price Growth Stock                       327             --               327
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth           --         (3,057)           (3,057)
Lincoln VIPT Templeton Growth                               1,646             --             1,646
Lincoln VIPT UBS Global Asset Allocation                   50,729         (4,138)           46,591
Lincoln VIPT Wilshire 2010 Profile                          2,908         (1,071)            1,837
Lincoln VIPT Wilshire 2020 Profile                         11,192         (4,263)            6,929
Lincoln VIPT Wilshire 2030 Profile                            553             --               553
Lincoln VIPT Wilshire 2040 Profile                              3             --                 3
Lincoln VIPT Wilshire Aggressive Profile                    3,057           (746)            2,311
Lincoln VIPT Wilshire Conservative Profile                 13,918         (1,830)           12,088
Lincoln VIPT Wilshire Moderate Profile                     31,314         (1,634)           29,680
Lincoln VIPT Wilshire Moderately Aggressive Profile        17,172           (779)           16,393
M Fund Brandes International Equity                        37,139         (4,724)           32,415
M Fund Business Opportunity Value                           1,092             --             1,092
M Fund Frontier Capital Appreciation                           --         (1,878)           (1,878)
M Fund Turner Core Growth                                   1,486            (43)            1,443
MFS VIT Core Equity                                           721           (762)              (41)
MFS VIT Emerging Growth                                        --           (615)             (615)
MFS VIT Research                                            1,171           (777)              394
MFS VIT Total Return                                      294,350        (23,703)          270,647
MFS VIT Utilities                                          72,345        (22,070)           50,275
NB AMT Mid-Cap Growth                                          --        (40,478)          (40,478)
NB AMT Partners                                             5,208         (3,170)            2,038
NB AMT Regency                                             30,024        (15,330)           14,694
Oppenheimer Main Street Growth & Income                     1,622           (716)              906
PIMCO VIT OPCAP Managed                                    18,931         (3,436)           15,495

See accompanying notes.

                                                                        DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                          FROM           TOTAL       IN UNREALIZED    (DECREASE) IN
                                                       NET REALIZED   NET REALIZED   NET REALIZED     APPRECIATION      NET ASSETS
                                                        GAIN (LOSS)      GAIN ON      GAIN (LOSS)   OR DEPRECIATION     RESULTING
SUBACCOUNT                                            ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Capital Growth                              $      --      $     --     $        --      $       (4)      $       (4)
Lincoln VIPT Cohen & Steers Global Real Estate                 (10)           --             (10)        (11,857)         (11,472)
Lincoln VIPT Core                                            4,555            --           4,555          (3,164)           1,368
Lincoln VIPT Delaware Bond                                  10,267            --          10,267         117,015        3,742,442
Lincoln VIPT Delaware Growth and Income                        779            --             779         (42,180)         (32,809)
Lincoln VIPT Delaware Social Awareness                       8,225            --           8,225           2,906           16,305
Lincoln VIPT Delaware Special Opportunities                 (5,270)           35          (5,235)       (111,952)         (91,847)
Lincoln VIPT FI Equity-Income                               98,620       401,957         500,577        (401,147)         143,382
Lincoln VIPT Growth                                          6,817            --           6,817          (1,294)           5,415
Lincoln VIPT Growth Opportunities                           20,436            --          20,436         (12,502)           7,660
Lincoln VIPT Janus Capital Appreciation                     50,589            --          50,589         241,131          291,429
Lincoln VIPT Marsico International Growth                       39            --              39          (3,924)          (2,543)
Lincoln VIPT MFS Value                                        (164)           --            (164)        (19,430)         (12,716)
Lincoln VIPT Mid-Cap Growth                                    179            --             179           2,716            2,895
Lincoln VIPT Mid-Cap Value                                    (157)           --            (157)         (7,173)          (6,960)
Lincoln VIPT Mondrian International Value                  636,344       609,008       1,245,352         764,839        2,445,526
Lincoln VIPT Money Market                                       --            --              --              --        7,915,979
Lincoln VIPT S&P 500 Index                                      145           --             145         (70,097)         (38,567)
Lincoln VIPT Small-Cap Index                                  (459)           --            (459)        (25,115)         (23,802)
Lincoln VIPT T. Rowe Price Growth Stock                     (2,479)           --          (2,479)         (3,357)          (5,509)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth        50,453            --          50,453          59,520          106,916
Lincoln VIPT Templeton Growth                                  (52)           --             (52)         (3,657)          (2,063)
Lincoln VIPT UBS Global Asset Allocation                     1,957       132,879         134,836         (71,022)         110,405
Lincoln VIPT Wilshire 2010 Profile                             175            --             175          26,766           28,778
Lincoln VIPT Wilshire 2020 Profile                             590            --             590          88,630           96,149
Lincoln VIPT Wilshire 2030 Profile                             (28)           --             (28)         (1,847)          (1,322)
Lincoln VIPT Wilshire 2040 Profile                              --            --              --             (15)             (12)
Lincoln VIPT Wilshire Aggressive Profile                     6,012         4,467          10,479           5,114           17,904
Lincoln VIPT Wilshire Conservative Profile                  29,467         4,030          33,497          (1,520)          44,065
Lincoln VIPT Wilshire Moderate Profile                      24,943         5,711          30,654          72,985          133,319
Lincoln VIPT Wilshire Moderately Aggressive Profile          1,196         8,662           9,858           9,521           35,772
M Fund Brandes International Equity                          5,987       236,308         242,295        (197,755)          76,955
M Fund Business Opportunity Value                              216        12,829          13,045         (13,911)             226
M Fund Frontier Capital Appreciation                         1,569        84,777          86,346         (30,954)          53,514
M Fund Turner Core Growth                                    1,354        29,038          30,392          35,794           67,629
MFS VIT Core Equity                                         12,833            --          12,833           6,518           19,310
MFS VIT Emerging Growth                                      8,015            --           8,015          24,983           32,383
MFS VIT Research                                            20,010            --          20,010           1,298           21,702
MFS VIT Total Return                                       140,079       281,434         421,513        (245,635)         446,525
MFS VIT Utilities                                          451,015       524,387         975,402         708,699        1,734,376
NB AMT Mid-Cap Growth                                      633,771            --         633,771       1,867,961        2,461,254
NB AMT Partners                                             17,883        81,502          99,385         (30,776)          70,647
NB AMT Regency                                             221,921       180,421         402,342        (241,964)         175,072
Oppenheimer Main Street Growth & Income                     11,454            --          11,454          (5,696)           6,664
PIMCO VIT OPCAP Managed                                        821        63,840          64,661         (61,202)          18,954

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2006 AND 2007

                                                                                             ABVPSF       ABVPSF
                                                               AIM V.I.       AIM V.I.       GLOBAL     GROWTH AND
                                                                CAPITAL    INTERNATIONAL   TECHNOLOGY     INCOME
                                                             APPRECIATION      GROWTH       CLASS A      CLASS A
                                                              SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                   $    --    $   452,951     $  533,720  $10,043,921
Changes From Operations:
   - Net investment income (loss)                                  (124)         6,319         (1,285)     153,314
   - Net realized gain (loss) on investments                        (51)        16,139         15,101    1,200,708
   - Net change in unrealized appreciation or depreciation
     on investments                                                 276        161,325         58,739        9,602
                                                                -------    -----------     ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  101        183,783        72,555     1,363,624
Changes From Unit Transactions:
   - Contract purchases                                           5,000        123,237         25,000      446,204
   - Contract withdrawals                                        (1,445)       (26,443)       (23,931)    (844,029)
   - Contract transfers                                          40,547        264,564        281,431   (3,358,432)
                                                                -------    -----------     ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                  44,102        361,358        282,500   (3,756,257)
                                                                -------    -----------     ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          44,203        545,141        355,055   (2,392,633)
                                                                -------    -----------     ----------  -----------
NET ASSETS AT DECEMBER 31, 2006                                  44,203        998,092        888,775    7,651,288
Changes From Operations:
   - Net investment income (loss)                                  (288)        (3,248)        (1,777)     122,002
   - Net realized gain (loss) on investments                        134        341,017         68,328      702,970
   - Net change in unrealized appreciation or depreciation
     on investments                                               5,983       (182,012)        92,313     (391,055)
                                                                -------    -----------     ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                5,829        155,757        158,864      433,917
Changes From Unit Transactions:
   - Contract purchases                                          11,067         82,737         86,507      960,702
   - Contract withdrawals                                        (2,313)    (1,167,533)       (26,871)    (575,117)
   - Contract transfers                                              --          7,191        366,830      624,176
                                                                -------    -----------     ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                   8,754     (1,077,605)       426,466    1,009,761
                                                                -------    -----------     ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          14,583       (921,848)       585,330    1,443,678
                                                                -------    -----------     ----------  -----------
NET ASSETS AT DECEMBER 31, 2007                                 $58,786    $    76,244     $1,474,105  $ 9,094,966
                                                                =======    ===========     ==========  ===========

                                                             AMERICAN                                               AMERICAN
                                                              ABVPSF         ABVPSF       ABVPSF       AMERICAN    CENTURY VP
                                                            INTERNATIONAL  LARGE CAP   SMALL/MID CAP  CENTURY VP   INFLATION
                                                               VALUE         GROWTH       VALUE         INCOME &   PROTECTION
                                                              CLASS A        CLASS A     CLASS A        GROWTH       CLASS 2
                                                             SUBACCOUNT    SUBACCOUNT  SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                $       --     $284,826     $1,857,462   $ 6,649,523   $3,456,631
Changes From Operations:
   - Net investment income (loss)                                   (35)        (967)         6,353        88,216      108,041
   - Net realized gain (loss) on investments                       (163)      12,179        250,642       311,817      (34,195)
   - Net change in unrealized appreciation or depreciation
     on investments                                              18,264      (18,081)       131,506       629,586      (27,338)
                                                             ----------     --------     ----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               18,066       (6,869)       388,501     1,029,619       46,508
Changes From Unit Transactions:
   - Contract purchases                                         250,113       26,423        155,787       661,909      192,521
   - Contract withdrawals                                        (3,780)      (9,786)      (342,242)     (526,788)    (503,539)
   - Contract transfers                                         160,893      (27,070)     2,187,750      (766,746)   1,192,564
                                                             ----------     --------     ----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 407,226      (10,433)     2,001,295      (631,625)     881,546
                                                             ----------     --------     ----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         425,292      (17,302)     2,389,796       397,994      928,054
                                                             ----------     --------     ----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2006                                 425,292      267,524      4,247,258     7,047,517    4,384,685
Changes From Operations:
   - Net investment income (loss)                                27,446       (1,031)        34,931       100,739      216,534
   - Net realized gain (loss) on investments                    128,492        4,804        457,887       781,831      (13,157)
   - Net change in unrealized appreciation or depreciation
     on investments                                            (111,756)      29,277       (671,788)     (726,537)     265,371
                                                             ----------     --------     ----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               44,182       33,050       (178,970)      156,033      468,748
Changes From Unit Transactions:
   - Contract purchases                                         506,612        5,773      2,210,437       345,082      288,802
   - Contract withdrawals                                      (127,897)      (8,020)      (335,819)     (289,515)    (124,965)
   - Contract transfers                                       4,269,119       15,847      1,061,685    (2,557,238)     896,745
                                                             ----------     --------     ----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               4,647,834       13,600      2,936,303    (2,501,671)   1,060,582
                                                             ----------     --------     ----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       4,692,016       46,650      2,757,333    (2,345,638)   1,529,330
                                                             ----------     --------     ----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2007                              $5,117,308     $314,174     $7,004,591   $ 4,701,879   $5,914,015
                                                             ==========     ========     ==========   ===========   ==========

                                                                                         FUNDS       FUNDS GLOBAL
                                                              AMERICAN      AMERICAN     GLOBAL         SMALL
                                                             CENTURY VP    FUNDS BOND    GROWTH     CAPITALIZATION
                                                            INTERNATIONAL   CLASS 2      CLASS 2       CLASS 2
                                                             SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                 $5,623,887    $ 228,083  $ 8,324,073    $2,581,974
Changes From Operations:
   - Net investment income (loss)                                 65,279       12,068       55,335         3,945
   - Net realized gain (loss) on investments                     306,733         (170)     671,065       574,408
   - Net change in unrealized appreciation or depreciation
     on investments                                              926,414        2,421      862,953       (55,734)
                                                              ----------    ---------  -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             1,298,426       14,319    1,589,353       522,619
Changes From Unit Transactions:
   - Contract purchases                                          378,914        1,087      739,659       864,962
   - Contract withdrawals                                       (378,637)    (166,160)    (240,574)     (532,794)
   - Contract transfers                                         (398,169)     (71,954)  (1,480,841)     (453,145)
                                                              ----------    ---------  -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 (397,892)    (237,027)    (981,756)     (120,977)
                                                              ----------    ---------  -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          900,534     (222,708)     607,597       401,642
                                                              ----------    ---------  -----------    ----------
NET ASSETS AT DECEMBER 31, 2006                                6,524,421        5,375    8,931,670     2,983,616
Changes From Operations:
   - Net investment income (loss)                                 21,750          368      268,335       136,529
   - Net realized gain (loss) on investments                     205,817            6      911,467       512,700
   - Net change in unrealized appreciation or depreciation
     on investments                                              929,372         (224)     224,217        67,667
                                                              ----------    ---------  -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             1,156,939          150    1,404,019       716,896
Changes From Unit Transactions:
   - Contract purchases                                          298,243           --    1,171,139       744,511
   - Contract withdrawals                                       (371,898)        (431)    (354,562)     (281,153)
   - Contract transfers                                          484,137           --      710,858     2,207,116
                                                              ----------    ---------  -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                  410,482         (431)   1,527,435     2,670,474
                                                              ----------    ---------  -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        1,567,421         (281)   2,931,454     3,387,370
                                                              ----------    ---------  -----------    ----------
NET ASSETS AT DECEMBER 31, 2007                               $8,091,842    $   5,094  $11,863,124    $6,370,986
                                                              ==========    =========  ===========    ==========

                                                                              AMERICAN
                                                  AMERICAN      AMERICAN       FUNDS        AMERICAN
                                                    FUNDS        FUNDS       HIGH-INCOME      FUNDS
                                                   GROWTH     GROWTH-INCOME     BOND      INTERNATIONAL
                                                   CLASS 2       CLASS 2       CLASS 2      CLASS 2
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $24,148,576   $ 9,558,371   $12,085,348   $ 6,473,822
Changes From Operations:
   - Net investment income (loss)                    128,280       148,321       675,708       294,577
   - Net realized gain (loss) on investments       2,196,966       629,066        83,002       558,515
   - Net change in unrealized appreciation or
     depreciation on investments                    (109,661)      787,943       146,892     1,926,731
                                                 -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 2,215,585     1,565,330       905,602     2,779,823
Changes From Unit Transactions:
   - Contract purchases                            4,626,189     2,508,929     1,350,459     2,243,945
   - Contract withdrawals                         (6,129,610)   (1,149,506)     (918,797)   (1,078,127)
   - Contract transfers                            3,746,517       383,375    (6,662,804)   11,982,172
                                                 -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          2,243,096     1,742,798    (6,231,142)   13,147,990
                                                 -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            4,458,681     3,308,128    (5,325,540)   15,927,813
                                                 -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2006                   28,607,257    12,866,499     6,759,808    22,401,635
Changes From Operations:
   - Net investment income (loss)                    216,206       162,849       779,793       456,288
   - Net realized gain (loss) on investments       3,476,531     1,168,868       202,422     2,172,651
   - Net change in unrealized appreciation or
     depreciation on investments                     150,692      (566,386)     (886,037)    2,668,287
                                                 -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 3,843,429       765,331        96,178     5,297,226
Changes From Unit Transactions:
   - Contract purchases                            6,141,516     2,157,893       912,486     4,959,748
   - Contract withdrawals                         (3,396,868)   (1,303,381)     (304,951)   (1,508,194)
   - Contract transfers                            6,618,990    (1,097,250)     (229,294)    6,890,663
                                                 -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          9,363,638      (242,738)      378,241    10,342,217
                                                 -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           13,207,067       522,593       474,419    15,639,443
                                                 -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                  $41,814,324   $13,389,092   $ 7,234,227   $38,041,078
                                                 ===========   ===========   ===========   ===========

                                                  AMERICAN
                                                    FUNDS
                                                 GOVERNMENT/   DELAWARE    DELAWARE     DELAWARE
                                                  AAA-RATED     VIPT         VIPT         VIPT       DELAWARE
                                                 SECURITIES    CAPITAL    DIVERSIFIED   EMERGING      VIPT
                                                   CLASS 2     RESERVES     INCOME       MARKETS    HIGH YIELD
                                                 SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $10,619,842  $269,688    $ 2,900,520  $ 3,411,144  $1,721,615
Changes From Operations:
   - Net investment income (loss)                    434,307    19,830         39,602       45,579     126,147
   - Net realized gain (loss) on investments        (170,173)     (183)        10,517      466,581      27,440
   - Net change in unrealized appreciation or
     depreciation on investments                      86,771     1,462        215,829      814,210     114,835
                                                 -----------  --------    -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   350,905    21,109        265,948    1,326,370     268,422
Changes From Unit Transactions:
   - Contract purchases                            1,102,852   164,837        414,615    1,347,552     407,129
   - Contract withdrawals                           (973,430)  (19,979)      (805,752)    (727,768)   (128,269)
   - Contract transfers                           (1,007,025)  250,551      2,030,512    1,724,154     476,446
                                                 -----------  --------    -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (877,603)  395,409      1,639,375    2,343,938     755,306
                                                 -----------  --------    -----------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (526,698)  416,518      1,905,323    3,670,308   1,023,728
                                                 -----------  --------    -----------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2006                   10,093,144   686,206      4,805,843    7,081,452   2,745,343
Changes From Operations:
   - Net investment income (loss)                    796,459    36,865        164,857      139,220     210,021
   - Net realized gain (loss) on investments          (7,467)   (2,019)        81,893    1,582,404       3,944
   - Net change in unrealized appreciation or
     depreciation on investments                     (99,935)   (2,435)       369,411    2,021,654    (233,120)
                                                 -----------  --------    -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   689,057    32,411        616,161    3,743,278     (19,155)
Changes From Unit Transactions:
   - Contract purchases                              925,664   163,930        559,239    1,109,539     454,170
   - Contract withdrawals                           (507,208)  (68,472)      (197,791)    (518,826)   (178,993)
   - Contract transfers                              890,855    (5,872)     5,733,085    5,287,213   5,972,606
                                                 -----------  --------    -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,309,311    89,586      6,094,533    5,877,926   6,247,783
                                                 -----------  --------    -----------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,998,368   121,997      6,710,694    9,621,204   6,228,628
                                                 -----------  --------    -----------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2007                  $12,091,512  $808,203    $11,516,537  $16,702,656  $8,973,971
                                                 ===========  ========    ===========  ===========  ==========

                                                   DELAWARE                   DELAWARE
                                                     VIPT         DELAWARE      VIPT       DELAWARE
                                                 INTERNATIONAL     VIPT         SMALL       VIPT
                                                 VALUE EQUITY      REIT       CAP VALUE     TREND
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $ 298,922    $ 9,311,018  $16,460,732  $1,494,153
Changes From Operations:
   - Net investment income (loss)                      8,261        146,022      (10,945)     (5,417)
   - Net realized gain (loss) on investments          69,635      1,189,506    2,281,256     110,150
   - Net change in unrealized appreciation or
     depreciation on investments                     (34,021)     1,364,201      926,016     (50,695)
                                                   ---------    -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    43,875      2,699,729    3,196,327      54,038
Changes From Unit Transactions:
   - Contract purchases                                2,545      1,836,269    3,273,915     294,600
   - Contract withdrawals                           (234,254)      (909,171)  (8,143,177)   (177,863)
   - Contract transfers                             (103,221)      (870,441)  14,566,032    (391,283)
                                                   ---------    -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (334,930)        56,657    9,696,770    (274,546)
                                                   ---------    -----------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (291,055)     2,756,386   12,893,097    (220,508)
                                                   ---------    -----------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2006                        7,867     12,067,404   29,353,829   1,273,645
Changes From Operations:
   - Net investment income (loss)                        137        139,649       62,018      (5,601)
   - Net realized gain (loss) on investments           2,966      2,339,188    2,709,577      87,526
   - Net change in unrealized appreciation or
     depreciation on investments                      (2,718)    (4,353,590)  (4,358,561)     43,468
                                                   ---------    -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       385     (1,874,753)  (1,586,966)    125,393
Changes From Unit Transactions:
   - Contract purchases                                   --      1,413,523    2,882,313     761,097
   - Contract withdrawals                               (654)      (622,906)  (4,366,521)    (99,486)
   - Contract transfers                                   --       (521,157)  (5,039,615)    (77,981)
                                                   ---------    -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               (654)       269,460   (6,523,823)    583,630
                                                   ---------    -----------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (269)    (1,605,293)  (8,110,789)    709,023
                                                   ---------    -----------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2007                    $   7,598    $10,462,111  $21,243,040  $1,982,668
                                                   =========    ===========  ===========  ==========



                                                  DELAWARE     DELAWARE      DWS VIP       DWS VIP
                                                    VIPT         VIPT        EQUITY       SMALL CAP
                                                 U.S. GROWTH    VALUE      500 INDEX       INDEX
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $107,716   $  435,023  $ 73,785,685   $35,476,259
Changes From Operations:
   - Net investment income (loss)                      (326)       3,598       777,564       137,070
   - Net realized gain (loss) on investments            664       32,013     2,362,343     3,791,473
   - Net change in unrealized appreciation or
    depreciation on investments                       5,217      321,159    10,016,083     2,867,989
                                                   --------   ----------  ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    5,555      356,770    13,155,990     6,796,532
Changes From Unit Transactions:
   - Contract purchases                               1,224      912,324    19,330,345    11,604,404
   - Contract withdrawals                            (2,777)     (81,376)   (3,451,468)   (1,351,338)
   - Contract transfers                             205,980    1,338,980     3,364,049       278,202
                                                   --------   ----------  ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           204,427    2,169,928    19,242,926    10,531,268
                                                   --------   ----------  ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             209,982    2,526,698    32,398,916    17,327,800
                                                   --------   ----------  ------------   -----------
NET ASSETS AT DECEMBER 31, 2006                     317,698    2,961,721   106,184,601    52,804,059
Changes From Operations:
   - Net investment income (loss)                      (781)      58,804     1,497,328       324,757
   - Net realized gain (loss) on investments         28,687      203,527     2,803,849     4,538,002
   - Net change in unrealized appreciation or
     depreciation on investments                     19,789     (549,500)    1,424,980    (6,566,753)
                                                   --------   ----------  ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   47,695     (287,169)    5,726,157    (1,703,994)
Changes From Unit Transactions:
   - Contract purchases                               2,839      934,463    21,042,056    10,617,467
   - Contract withdrawals                            (4,644)    (438,531)   (6,285,021)   (1,265,711)
   - Contract transfers                             (97,052)   6,186,832     7,123,310     1,377,266
                                                   --------   ----------  ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (98,857)   6,682,764    21,880,345    10,729,022
                                                   --------   ----------  ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (51,162)   6,395,595    27,606,502     9,025,028
                                                   --------   ----------  ------------   -----------
NET ASSETS AT DECEMBER 31, 2007                    $266,536   $9,357,316  $133,791,103   $61,829,087
                                                   ========   ==========  ============   ===========

See accompanying notes.

                                                 FIDELITY VIP   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                                 ASSET MANAGER   CONTRAFUND    EQUITY-INCOME     GROWTH       HIGH INCOME
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $10,535,063   $29,525,749    $ 8,254,844    $21,958,610     $ 134,107
Changes From Operations:
   - Net investment income (loss)                      195,707       286,757        262,725         (8,595)          300
   - Net realized gain (loss) on investments           234,077     4,039,007      1,195,298        333,935           594
   - Net change in unrealized appreciation or
     depreciation on investments                       194,709      (781,899)       222,240        917,627         6,490
                                                   -----------   -----------    -----------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     624,493     3,543,865      1,680,263      1,242,967         7,384
Changes From Unit Transactions:
   - Contract purchases                                470,080     5,430,379        637,286      1,307,971         1,377
   - Contract withdrawals                             (469,167)   (2,882,534)      (404,703)    (1,122,001)       (9,830)
   - Contract transfers                             (1,616,576)    1,307,657        460,083     (5,001,557)     (125,353)
                                                   -----------   -----------    -----------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (1,615,663)    3,855,502        692,666     (4,815,587)     (133,806)
                                                   -----------   -----------    -----------    -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (991,170)    7,399,367      2,372,929     (3,572,620)     (126,422)
                                                   -----------   -----------    -----------    -----------     ---------
NET ASSETS AT DECEMBER 31, 2006                      9,543,893    36,925,116     10,627,773     18,385,990         7,685
Changes From Operations:
   - Net investment income (loss)                      359,788       260,049        164,703         60,022           576
   - Net realized gain (loss) on investments           892,088    12,326,588      1,150,135        497,089             5
   - Net change in unrealized appreciation or
     depreciation on investments                      (757,954)   (5,857,883)    (1,201,117)     3,715,642          (411)
                                                   -----------   -----------    -----------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     493,922     6,728,754        113,721      4,272,753           170
Changes From Unit Transactions:
   - Contract purchases                              1,233,728     4,947,727      1,426,916      1,022,251            --
   - Contract withdrawals                           (7,228,708)   (3,423,848)      (480,172)    (1,285,737)         (558)
   - Contract transfers                             (1,068,488)     (283,846)      (846,775)      (697,218)           --
                                                   -----------   -----------    -----------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (7,063,468)    1,240,033         99,969       (960,704)         (558)
                                                   -----------   -----------    -----------    -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (6,569,546)    7,968,787        213,690      3,312,049          (388)
                                                   -----------   -----------    -----------    -----------     ---------
NET ASSETS AT DECEMBER 31, 2007                    $ 2,974,347   $44,893,903    $10,841,463    $21,698,039     $   7,297
                                                   ===========   ===========    ===========    ===========     =========

                                                                                            FTVIPT
                                                                                 FTVIPT     FRANKLIN
                                                 FIDELITY VIP   FIDELITY VIP    FRANKLIN    SMALL-MID
                                                    MID CAP       OVERSEAS       INCOME    CAP GROWTH
                                                 SERVICE CLASS  SERVICE CLASS  SECURITIES  SECURITIES
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $ 1,176,285    $ 7,720,602   $       --  $1,849,074
Changes From Operations:
   - Net investment income (loss)                     (10,094)        21,237           (2)     (6,170)
   - Net realized gain (loss) on investments          220,278        897,641           --     158,702
   - Net change in unrealized appreciation or
     depreciation on investments                      221,660        134,782          277     (33,470)
                                                  -----------    -----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    431,844      1,053,660          275     119,062
Changes From Unit Transactions:
   - Contract purchases                             1,667,312        533,380        2,657     185,368
   - Contract withdrawals                            (214,463)      (311,675)        (567)    (51,364)
   - Contract transfers                             4,937,904     (1,272,371)      48,847    (477,677)
                                                  -----------    -----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           6,390,753     (1,050,666)     150,937    (343,673)
                                                  -----------    -----------   ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,822,597          2,994      151,212    (224,611)
                                                  -----------    -----------   ----------  ----------
NET ASSETS AT DECEMBER 31, 2006                     7,998,882      7,723,596      151,212   1,624,463
Changes From Operations:
   - Net investment income (loss)                      63,878        264,169       34,460      (5,823)
   - Net realized gain (loss) on investments          870,983        742,897        5,018     252,400
   - Net change in unrealized appreciation or
     depreciation on investments                    1,060,625        307,368      (61,479)   (121,912)
                                                  -----------    -----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,995,486      1,314,434      (22,001)    124,665
Changes From Unit Transactions:
   - Contract purchases                             3,308,622        990,685      278,068     375,277
   - Contract withdrawals                            (671,200)      (305,707)     (49,277)   (115,457)
   - Contract transfers                             7,068,193      1,029,796    2,627,156     385,202
                                                  -----------    -----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           9,705,615      1,714,774    2,855,947     645,022
                                                  -----------    -----------   ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            11,701,101      3,029,208    2,833,946     769,687
                                                  -----------    -----------   ----------  ----------
NET ASSETS AT DECEMBER 31, 2007                   $19,699,983    $10,752,804   $2,985,158  $2,394,150
                                                  ===========    ===========   ==========  ==========

                                                                  FTVIPT
                                                                  FRANKLIN                     FTVIPT        FTVIPT
                                                                SMALL-MID CAP     FTVIPT       TEMPLETON    TEMPLETON
                                                                  GROWTH          MUTUAL       FOREIGN     GLOBAL ASSET
                                                                 SECURITIES       SHARES     SECURITIES     ALLOCATION
                                                                  CLASS 2       SECURITIES    CLASS 2        CLASS 2
                                                                 SUBACCOUNT     SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                    $ 5,714,390    $       --   $ 2,771,952     $ 224,876
Changes From Operations:
   - Net investment income (loss)                                     (4,048)          (77)       26,153        26,488
   - Net realized gain (loss) on investments                       1,760,936            23       212,967        28,670
   - Net change in unrealized appreciation or depreciation on
     investments                                                  (1,394,071)        5,816       349,275          (297)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING                  -----------    ----------   -----------     ---------
   FROM OPERATIONS                                                   362,817         5,762       588,395        54,861
Changes From Unit Transactions:
   - Contract purchases                                               57,518        11,922       108,277        70,372
   - Contract withdrawals                                            (83,913)       (1,080)     (395,775)     (153,350)
   - Contract transfers                                           (5,527,619)       69,928       236,132        (9,963)
                                                                 -----------    ----------   -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                         (5,554,014)       80,770       (51,366)      (92,941)
                                                                 -----------    ----------   -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (5,191,197)       86,532       537,029       (38,080)
                                                                 -----------    ----------   -----------     ---------
NET ASSETS AT DECEMBER 31, 2006                                      523,193        86,532     3,308,981       186,796
Changes From Operations:
   - Net investment income (loss)                                     (2,610)       13,476        34,283        37,664
   - Net realized gain (loss) on investments                          57,918        34,738       613,170        48,694
   - Net change in unrealized appreciation or depreciation on
     investments                                                        (416)      (99,205)     (350,899)      (65,572)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING                  -----------    ----------   -----------     ---------
   FROM OPERATIONS                                                    54,892       (50,991)      296,554        20,786
Changes From Unit Transactions:
   - Contract purchases                                               30,758     2,295,715         5,038            --
   - Contract withdrawals                                            (10,380)     (216,046)   (1,400,111)       (2,905)
   - Contract transfers                                               65,593     2,562,677       104,902        37,449
                                                                 -----------    ----------   -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                             85,971     4,642,346    (1,290,171)       34,544
                                                                 -----------    ----------   -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              140,863     4,591,355      (993,617)       55,330
                                                                 -----------    ----------   -----------     ---------
NET ASSETS AT DECEMBER 31, 2007                                  $   664,056    $4,677,887   $ 2,315,364     $ 242,126
                                                                 ===========    ==========   ===========     =========

See accompanying notes.

                                                                                                                       JANUS
                                                                 FTVIPT                    FTVIPT                      ASPEN
                                                                TEMPLETON      FTVIPT     TEMPLETON      JANUS         SERIES
                                                                 GLOBAL       TEMPLETON    GROWTH        ASPEN        BALANCED
                                                                 INCOME        GROWTH     SECURITIES     SERIES       SERVICE
                                                                SECURITIES   SECURITIES    CLASS 2      BALANCED      SHARES
                                                                SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                   $    2,056   $1,964,548    $270,069    $15,068,475   $ 6,015,991
Changes From Operations:
   - Net investment income (loss)                                    5,485       25,790       4,653        117,769        59,792
   - Net realized gain (loss) on investments                          (188)     260,329      43,881      1,149,495       347,944
   - Net change in unrealized appreciation or depreciation on
     investments                                                    31,327       69,593       7,800       (421,043)      (24,148)
                                                                ----------   ----------    --------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  36,624      355,712      56,334        846,221       383,588
Changes From Unit Transactions:
   - Contract purchases                                            254,689      499,754      38,375        311,004       693,168
   - Contract withdrawals                                          (25,012)    (113,634)    (88,318)      (322,866)     (118,775)
   - Contract transfers                                            877,186     (645,623)     (9,200)    (9,137,199)   (3,346,943)
                                                                ----------   ----------    --------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                        1,106,863     (259,503)    (59,143)    (9,149,061)   (2,772,550)
                                                                ----------   ----------    --------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          1,143,487       96,209      (2,809)    (8,302,840)   (2,388,962)
                                                                ----------   ----------    --------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2006                                  1,145,543    2,060,757     267,260      6,765,635     3,627,029
Changes From Operations:
   - Net investment income (loss)                                   71,735       32,161       3,760        124,408        85,751
   - Net realized gain (loss) on investments                        32,220      162,319      19,063        735,222       169,540
   - Net change in unrealized appreciation or depreciation on
     investments                                                  153,989      (148,893)    (17,263)      (183,038)      130,068
                                                                ----------   ----------    --------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 257,944       45,587       5,560        676,592       385,359
Changes From Unit Transactions:
   - Contract purchases                                            361,890      515,669          --         34,642       255,250
   - Contract withdrawals                                         (144,933)    (105,814)     (5,963)      (195,488)     (437,815)
   - Contract transfers                                          1,811,063      297,842     132,494     (2,997,523)      285,244
                                                                ----------   ----------    --------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                        2,028,020      707,697     126,531     (3,158,369)      102,679
                                                                ----------   ----------    --------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          2,285,964      753,284     132,091     (2,481,777)      488,038
                                                                ----------   ----------    --------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                                 $3,431,507   $2,814,041    $399,351    $ 4,283,858   $ 4,115,067
                                                                ==========   ==========    ========    ===========   ===========

                                                                               JANUS            JANUS
                                                                  JANUS        ASPEN            ASPEN          JANUS
                                                                  ASPEN        SERIES           SERIES         ASPEN
                                                                  SERIES       FLEXIBLE         GLOBAL         SERIES
                                                                 FLEXIBLE    BOND SERVICE     TECHNOLOGY       MID CAP
                                                                   BOND         SHARES      SERVICE SHARES     GROWTH
                                                                SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                   $1,406,898   $ 6,639,850       $324,011      $ 4,399,257
Changes From Operations:
   - Net investment income (loss)                                   77,359       205,169           (567)         (15,918)
   - Net realized gain (loss) on investments                       (16,488)     (304,282)        31,168          474,107
   - Net change in unrealized appreciation or depreciation on
     investments                                                     7,582       268,993        (13,392)           7,425
                                                                ----------   -----------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  68,453       169,880         17,209          465,614
Changes From Unit Transactions:
   - Contract purchases                                            126,432       415,474          5,744          112,856
   - Contract withdrawals                                         (156,989)     (341,316)        (3,433)        (749,357)
   - Contract transfers                                            603,335    (3,721,392)       249,990)        (985,548)
                                                                ----------   -----------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                          572,778    (3,647,234)      (247,679)      (1,622,049)
                                                                ----------   -----------       --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            641,231    (3,477,354)      (230,470)      (1,156,435)
                                                                ----------   -----------       --------      -----------
NET ASSETS AT DECEMBER 31, 2006                                  2,048,129     3,162,496         93,541        3,242,822
Changes From Operations:
   - Net investment income (loss)                                  102,513       196,531            247           (5,772)
   - Net realized gain (loss) on investments                        (5,255)       (8,314)         4,106          343,606
   - Net change in unrealized appreciation or depreciation on
     investments                                                    48,338       119,156         14,644          301,736
                                                                ----------   -----------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 145,596       307,373         18,997          639,570
Changes From Unit Transactions:
   - Contract purchases                                             90,864     1,834,202             --           17,771
   - Contract withdrawals                                          (39,873)     (304,235)        (1,541)        (569,715)
   - Contract transfers                                            206,775       126,931        136,469        1,498,610
                                                                ----------   -----------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                          257,766     1,656,898        134,928          946,666
                                                                ----------   -----------       --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            403,362     1,964,271        153,925        1,586,236
                                                                ----------   -----------       --------      -----------
NET ASSETS AT DECEMBER 31, 2007                                 $2,451,491   $ 5,126,767       $247,466      $ 4,829,058
                                                                ==========   ===========       ========      ===========

                                                               JANUS                        JANUS
                                                            ASPEN SERIES                 ASPEN SERIES     LINCOLN
                                                               MID CAP       JANUS        WORLDWIDE        VIPT
                                                               GROWTH     ASPEN SERIES     GROWTH          BARON
                                                              SERVICE       WORLDWIDE      SERVICE         GROWTH
                                                               SHARES        GROWTH         SHARES      OPPORTUNITIES
                                                             SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                $ 6,210,425   $ 3,709,077    $ 1,351,090      $     --
Changes From Operations:
   - Net investment income (loss)                                (10,990)       35,379          5,590            --
   - Net realized gain (loss) on investments                     329,214       135,528        127,763            --
   - Net change in unrealized appreciation or depreciation
     on investments                                              458,401       210,425        (57,736)           --
                                                             -----------   -----------    -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               776,625       381,332         75,617            --
Changes From Unit Transactions:
   - Contract purchases                                          654,423        27,674          9,303            --
   - Contract withdrawals                                       (147,323)     (393,129)      (156,347)           --
   - Contract transfers                                       (1,167,969)   (1,721,033)      (862,606)           --
                                                             -----------   -----------    -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                       (660,869)   (2,086,488)    (1,009,650)           --
                                                             -----------   -----------    -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          115,756    (1,705,156)      (934,033)           --
                                                             -----------   -----------    -----------      --------
NET ASSETS AT DECEMBER 31, 2006                                6,326,181     2,003,921        417,057            --
Changes From Operations:
   - Net investment income (loss)                                 (8,710)        6,757            381          (395)
   - Net realized gain (loss) on investments                     634,732       121,093         78,056         1,369
   - Net change in unrealized appreciation or depreciation
     on investments                                              718,364        42,133        (42,006)      (14,704)
                                                             -----------   -----------    -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             1,344,386       169,983         36,431       (13,730)
Changes From Unit Transactions:
   - Contract purchases                                          852,158        20,008          6,230        62,507
   - Contract withdrawals                                       (187,076)     (451,703)      (435,026)       (7,394)
   - Contract transfers                                         (779,422)      225,816        329,387       354,516
                                                             -----------   -----------    -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM UNIT TRANSACTIONS                                          (114,340)     (205,879)       (99,409)      409,629
                                                             -----------   -----------    -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        1,230,046       (35,896)       (62,978)      395,899
                                                             -----------   -----------    -----------      --------
NET ASSETS AT DECEMBER 31, 2007                              $ 7,556,227   $ 1,968,025    $   354,079      $395,899
                                                             ===========   ===========    ===========      ========

See accompanying notes.

                                                              LINCOLN
                                                               VIPT                       LINCOLN
                                                               BARON        LINCOLN        VIPT                      LINCOLN
                                                               GROWTH        VIPT      COHEN & STEERS                 VIPT
                                                            OPPORTUNITIES   CAPITAL        GLOBAL       LINCOLN     DELAWARE
                                                            SERVICE CLASS    GROWTH      REAL ESTATE    VIPT CORE     BOND
                                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                $14,142,098      $ --        $     --      $      --  $54,296,675
Changes From Operations:
   - Net investment income (loss)                               ( 43,105)       --              --            494    2,689,816
   - Net realized gain (loss) on investments                     997,892        --              --             44     (263,730)
   - Net change in unrealized appreciation or depreciation
     on investments                                            1,140,390        --              --          3,164      359,313
                                                             -----------      ----        --------      ---------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             2,095,177        --              --          3,702    2,785,399
Changes From Unit Transactions:
   - Contract purchases                                        1,672,412        --              --          6,960   10,486,099
   - Contract withdrawals                                       (704,289)       --              --           (775)  (2,496,654)
   - Contract transfers                                       (1,116,774)       --              --         79,242    2,463,095
                                                             -----------      ----        --------      ---------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                       (148,651)       --              --         85,427   10,452,540
                                                             -----------      ----        --------      ---------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        1,946,526        --              --         89,129   13,237,939
                                                             -----------      ----        --------      ---------  -----------
 NET ASSETS AT DECEMBER 31, 2006                              16,088,624        --              --         89,129   67,534,614
 Changes From Operations:
   - Net investment income (loss)                                (41,909)       --             395            (23)   3,615,160
   - Net realized gain (loss) on investments                   2,545,520        --             (10)         4,555       10,267
   - Net change in unrealized appreciation or depreciation
     on investments                                           (1,919,012)       (4)        (11,857)        (3,164)     117,015
                                                             -----------      ----        --------      ---------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               584,599        (4)        (11,472)         1,368    3,742,442
Changes From Unit Transactions:
   - Contract purchases                                        1,352,114       405          54,669         17,563   12,622,581
   - Contract withdrawals                                     (1,119,140)      (32)         (8,028)        (1,597)  (9,367,990)
   - Contract transfers                                          128,701        --         263,337       (106,463)   7,319,593
                                                             -----------      ----        --------      ---------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                        361,675       373         309,978        (90,497)  10,574,184
                                                             -----------      ----        --------      ---------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          946,274       369         298,506        (89,129)  14,316,626
                                                             -----------      ----        --------      ---------  -----------
NET ASSETS AT DECEMBER 31, 2007                              $17,034,898      $369        $298,506      $      --  $81,851,240
                                                             ===========      ====        ========      =========  ============

                                                            LINCOLN VIPT   LINCOLN      LINCOLN
                                                              DELAWARE      VIPT         VIPT
                                                               GROWTH     DELAWARE     DELAWARE       LINCOLN
                                                                AND        SOCIAL      SPECIAL        VIPT FI
                                                               INCOME     AWARENESS  OPPORTUNITIES  EQUITY-INCOME
                                                             SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                 $      --   $ 409,736   $       --     $4,686,944
Changes From Operations:
   - Net investment income (loss)                                   662       4,781           --         40,463
   - Net realized gain (loss) on investments                         55      18,825           --        566,499
   - Net change in unrealized appreciation or depreciation
     on investments                                               4,166      46,030           --       (153,206)
                                                              ---------   ---------   ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                4,883      69,636           --        453,756
Changes From Unit Transactions:
   - Contract purchases                                           3,972     111,353           --        464,141
   - Contract withdrawals                                        (1,638)    (26,178)          --       (488,535)
   - Contract transfers                                          60,776     175,779           --       (626,841)
                                                              ---------   ---------   ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                        63,110     260,954           --       (651,235)
                                                              ---------   ---------   ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          67,993     330,590           --       (197,479)
                                                              ---------   ---------   ----------     ----------
 NET ASSETS AT DECEMBER 31, 2006                                 67,993     740,326           --      4,489,465
 Changes From Operations:
   - Net investment income (loss)                                 8,592       5,174       25,340         43,952
   - Net realized gain (loss) on investments                        779       8,225       (5,235)       500,577
   - Net change in unrealized appreciation or depreciation
     on investments                                             (42,180)      2,906     (111,952)      (401,147)
                                                              ---------   ---------   ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              (32,809)     16,305      (91,847)       143,382
Changes From Unit Transactions:
   - Contract purchases                                          98,212      47,836    1,563,999        309,743
   - Contract withdrawals                                       (11,833)    (16,712)    (119,485)      (837,457)
   - Contract transfers                                         701,995     124,356    1,204,202        642,507
                                                              ---------   ---------   ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                       788,374     155,480    2,648,716        114,793
                                                              ---------   ---------   ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         755,565     171,785    2,556,869        258,175
                                                              ---------   ---------   ----------     ----------
NET ASSETS AT DECEMBER 31, 2007                               $ 823,558   $ 912,111   $2,556,869     $4,747,640
                                                              =========   =========   ==========     ==========


                                                                                             LINCOLN
                                                               LINCOLN         LINCOLN        VIPT
                                                  LINCOLN        VIPT            VIPT        MARSICO
                                                   VIPT         GROWTH      JANUS CAPITAL  INTERNATIONAL
                                                  GROWTH     OPPORTUNITIES  APPRECIATION      GROWTH
                                                 SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $     --     $     595     $ 2,431,267      $     --
Changes From Operations:
   - Net investment income (loss)                     (222)         (344)         (2,437)           --
   - Net realized gain (loss) on investments          (218)          454         181,788            --
   - Net change in unrealized appreciation or
     depreciation on investments                     1,294        12,490         (25,833)           --
                                                  --------     ---------     -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     854        12,600         153,518            --
Changes From Unit Transactions:
   - Contract purchases                              3,871            12         341,309            --
   - Contract withdrawals                           (7,085)       (7,316)       (328,428)           --
   - Contract transfers                             52,919       140,200      (1,209,329)           --
                                                  --------     ---------     -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           49,705       132,896      (1,196,448)           --
                                                  --------     ---------     -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             50,559       145,496      (1,042,930)           --
                                                  --------     ---------     -----------      --------
NET ASSETS AT DECEMBER 31, 2006                     50,559       146,091       1,388,337            --
Changes From Operations:
   - Net investment income (loss)                     (108)         (274)           (291)        1,342
   - Net realized gain (loss) on investments         6,817        20,436          50,589            39
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,294)      (12,502)        241,131        (3,924)
                                                  --------     ---------     -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   5,415         7,660         291,429        (2,543)
Changes From Unit Transactions:
   - Contract purchases                             26,137        26,788          78,851        18,229
   - Contract withdrawals                           (2,854)       (3,003)       (198,303)       (1,701)
   - Contract transfers                            (79,257)     (177,536)        662,254       225,019
                                                  --------     ---------     -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (55,974)     (153,751)        542,802       241,547
                                                  --------     ---------     -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (50,559)     (146,091)        834,231       239,004
                                                  --------     ---------     -----------      --------
NET ASSETS AT DECEMBER 31, 2007                   $     --     $      --     $ 2,222,568      $239,004
                                                  ========     =========     ===========      ========

See accompanying notes.


                                                                                        LINCOLN
                                                              LINCOLN     LINCOLN         VIPT                       LINCOLN
                                                  LINCOLN       VIPT        VIPT        MONDRIAN         LINCOLN      VIPT
                                                   VIPT        MID-CAP     MID-CAP    INTERNATIONAL       VIPT       S&P 500
                                                 MFS VALUE     GROWTH      VALUE          VALUE       MONEY MARKET    INDEX
                                                 SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT      SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $     --    $     --     $     --    $ 3,421,251    $ 61,249,389  $       --
Changes From Operations:
   - Net investment income (loss)                       --          --           --        400,897       3,547,906          --
   - Net realized gain (loss) on investments            --          --           --        171,171              --          --
   - Net change in unrealized appreciation or
     depreciation on investments                        --          --           --      2,607,109              --          --
                                                  --------    --------     --------    -----------    ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      --          --           --      3,179,177       3,547,906          --
Changes From Unit Transactions:
   - Contract purchases                                 --          --           --      2,225,940     116,826,407          --
   - Contract withdrawals                               --          --           --       (735,996)    (14,630,105)         --
   - Contract transfers                                 --          --           --     10,739,263     (18,519,225)         --
                                                  --------    --------     --------    -----------    ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               --          --           --     12,229,207      83,677,077          --
                                                  --------    --------     --------    -----------    ------------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 --          --           --     15,408,384      87,224,983          --
                                                  --------    --------     --------    -----------    ------------  ----------
NET ASSETS AT DECEMBER 31, 2006                         --          --           --     18,829,635     148,474,372          --
Changes From Operations:
   - Net investment income (loss)                    6,878          --          370        435,335       7,915,979      31,385
   - Net realized gain (loss) on investments          (164)        179         (157)     1,245,352              --         145
   - Net change in unrealized appreciation or
     depreciation on investments                   (19,430)      2,716       (7,173)       764,839              --     (70,097)
                                                  --------    --------     --------    -----------    ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (12,716)      2,895       (6,960)     2,445,526       7,915,979     (38,567)
Changes From Unit Transactions:
   - Contract purchases                              3,190      11,655        9,466      1,570,692      98,772,680   1,766,673
   - Contract withdrawals                           (2,705)       (895)      (2,906)      (896,487)    (20,859,514)   (107,248)
   - Contract transfers                            784,509     124,026      117,043      2,855,345     (43,666,646)  2,183,462
                                                  --------    --------     --------    -----------    ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          784,994     134,786      123,603      3,529,550      34,246,520   3,842,887
                                                  --------    --------     --------    -----------    ------------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            772,278     137,681      116,643      5,975,076      42,162,499   3,804,320
                                                  --------    --------     --------    -----------    ------------  ----------
NET ASSETS AT DECEMBER 31, 2007                   $772,278    $137,681     $116,643    $24,804,711    $190,636,871  $3,804,320
                                                  ========    ========     ========    ===========    ============  ==========

                                                                              LINCOLN
                                                                               VIPT
                                                  LINCOLN      LINCOLN      T. ROWE PRICE
                                                   VIPT          VIPT        STRUCTURED
                                                 SMALL-CAP   T. ROWE PRICE    MID-CAP
                                                   INDEX      GROWTH STOCK    GROWTH
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $     --      $     --      $1,385,545
Changes From Operations:
   - Net investment income (loss)                       --            --          (3,310)
   - Net realized gain (loss) on investments            --            --         140,586
   - Net change in unrealized appreciation or
     depreciation on investments                        --            --         (49,027)
                                                  --------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      --            --          88,249
Changes From Unit Transactions:
   - Contract purchases                                 --            --         279,125
   - Contract withdrawals                               --            --         (66,080)
   - Contract transfers                                 --            --        (959,451)
                                                  --------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               --            --        (746,406)
                                                  --------      --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 --            --        (658,157)
                                                  --------      --------      ----------
NET ASSETS AT DECEMBER 31, 2006                         --            --         727,388
Changes From Operations:
   - Net investment income (loss)                    1,772           327          (3,057)
   - Net realized gain (loss) on investments          (459)       (2,479)         50,453
   - Net change in unrealized appreciation or
     depreciation on investments                   (25,115)       (3,357)         59,520
                                                  --------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (23,802)       (5,509)        106,916
Changes From Unit Transactions:
   - Contract purchases                             43,361        33,599         177,763
   - Contract withdrawals                           (6,283)       (3,428)        (36,967)
   - Contract transfers                            352,402       140,848        (121,805)
                                                  --------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          389,480       171,019          18,991
                                                  --------      --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            365,678       165,510         125,907
                                                  --------      --------      ----------
NET ASSETS AT DECEMBER 31, 2007                   $365,678      $165,510      $  853,295
                                                  ========      ========      ==========

                                                                LINCOLN       LINCOLN       LINCOLN
                                                   LINCOLN       VIPT          VIPT          VIPT
                                                    VIPT       UBS GLOBAL     WILSHIRE      WILSHIRE
                                                  TEMPLETON      ASSET         2010          2020
                                                    GROWTH     ALLOCATION     PROFILE       PROFILE
                                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $     --    $  718,982     $     --     $       --
Changes From Operations:
   - Net investment income (loss)                        --         5,325           --             --
   - Net realized gain (loss) on investments             --        52,304           --             --
   - Net change in unrealized appreciation or
     depreciation on investments                         --         6,725           --             --
                                                   --------    ----------     --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --        64,354           --             --
Changes From Unit Transactions:
   - Contract purchases                                  --       150,240           --             --
   - Contract withdrawals                                --       (48,490)          --             --
   - Contract transfers                                  --      (242,886)          --             --
                                                   --------    ----------     --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --      (141,136)          --             --
                                                   --------    ----------     --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --       (76,782)          --             --
                                                   --------    ----------     --------     ----------
NET ASSETS AT DECEMBER 31, 2006                          --       642,200           --             --
Changes From Operations:
   - Net investment income (loss)                     1,646        46,591        1,837          6,929
   - Net realized gain (loss) on investments            (52)      134,836          175            590
   - Net change in unrealized appreciation or
     depreciation on investments                     (3,657)      (71,022)      26,766         88,630
                                                   --------    ----------     --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (2,063)      110,405       28,778         96,149
Changes From Unit Transactions:
   - Contract purchases                              49,127       892,620            7        223,939
   - Contract withdrawals                            (2,618)      (97,172)      (5,758)       (33,978)
   - Contract transfers                             100,749     1,902,818      739,264      2,894,755
                                                   --------    ----------     --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           147,258     2,698,266      733,513      3,084,716
                                                   --------    ----------     --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             145,195     2,808,671      762,291      3,180,865
                                                   --------    ----------     --------     ----------
NET ASSETS AT DECEMBER 31, 2007                    $145,195    $3,450,871     $762,291     $3,180,865
                                                   ========    ==========     ========     ==========

See accompanying notes.


                                                   LINCOLN      LINCOLN      LINCOLN       LINCOLN       LINCOLN
                                                     VIPT         VIPT         VIPT         VIPT          VIPT
                                                   WILSHIRE     WILSHIRE     WILSHIRE      WILSHIRE      WILSHIRE
                                                    2030         2040       AGGRESSIVE   CONSERVATIVE    MODERATE
                                                   PROFILE      PROFILE      PROFILE      PROFILE        PROFILE
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $     --       $ --       $  6,075      $ 20,087     $   56,916
Changes From Operations:
   - Net investment income (loss)                        --         --            497         4,540          2,259
   - Net realized gain (loss) on investments             --         --            599           802          2,133
   - Net change in unrealized appreciation or
     depreciation on investments                         --         --          9,017        14,796         22,306
                                                   --------       ----       --------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --         --         10,113        20,138         26,698
Changes From Unit Transactions:
   - Contract purchases                                  --         --         34,884        69,873        143,949
   - Contract withdrawals                                --         --         (5,261)      (10,932)       (27,686)
   - Contract transfers                                  --         --         58,107       331,733        122,630
                                                   --------       ----       --------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --         --         87,730       390,674        238,893
                                                   --------       ----       --------      --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --         --         97,843       410,812        265,591
                                                   --------       ----       --------      --------     ----------
NET ASSETS AT DECEMBER 31, 2006                          --         --        103,918       430,899        322,507
Changes From Operations:
   - Net investment income (loss)                       553          3          2,311        12,088         29,680
   - Net realized gain (loss) on investments            (28)        --         10,479        33,497         30,654
   - Net change in unrealized appreciation or
     depreciation on investments                     (1,847)       (15)         5,114        (1,520)        72,985
                                                   --------       ----       --------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (1,322)       (12)        17,904        44,065        133,319
Changes From Unit Transactions:
   - Contract purchases                                  46        650        130,567       242,959        661,165
   - Contract withdrawals                            (1,910)       (80)       (21,315)      (42,844)       (93,067)
   - Contract transfers                             142,153        291        193,895       (10,111)     1,331,374
                                                   --------       ----       --------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           140,289        861        303,147       190,004      1,899,472
                                                   --------       ----       --------      --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             138,967        849        321,051       234,069      2,032,791
                                                   --------       ----       --------      --------     ----------
NET ASSETS AT DECEMBER 31, 2007                    $138,967       $849       $424,969      $664,968     $2,355,298
                                                   ========       ====       ========      ========     ==========

                                                   LINCOLN
                                                    VIPT
                                                  WILSHIRE        M FUND         M FUND        M FUND
                                                  MODERATELY      BRANDES        BUSINESS      FRONTIER
                                                  AGGRESSIVE   INTERNATIONAL   OPPORTUNITY     CAPITAL
                                                   PROFILE        EQUITY          VALUE      APPRECIATION
                                                  SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $    3,019    $  558,888      $     --       $110,818
Changes From Operations:
   - Net investment income (loss)                        308         5,670           214           (944)
   - Net realized gain (loss) on investments             446       126,175         1,865         33,738
   - Net change in unrealized appreciation or
     depreciation on investments                       4,032        51,104         1,940         (5,471)
                                                  ----------    ----------      --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     4,786       182,949         4,019         27,323
Changes From Unit Transactions:
   - Contract purchases                               23,996       380,401           148        113,214
   - Contract withdrawals                             (3,692)      (46,292)       (1,235)       (17,543)
   - Contract transfers                               68,481      (390,612)       42,106        111,361
                                                  ----------    ----------      --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             88,785       (56,503)       41,019        207,032
                                                  ----------    ----------      --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               93,571       126,446        45,038        234,355
                                                  ----------    ----------      --------       --------
NET ASSETS AT DECEMBER 31, 2006                       96,590       685,334        45,038        345,173
Changes From Operations:
   - Net investment income (loss)                     16,393        32,415         1,092         (1,878)
   - Net realized gain (loss) on investments           9,858       242,295        13,045         86,346
   - Net change in unrealized appreciation or
     depreciation on investments                       9,521      (197,755)      (13,911)       (30,954)
                                                  ----------    ----------      --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    35,772        76,955           226         53,514
Changes From Unit Transactions:
   - Contract purchases                              329,133       367,817            --        309,947
   - Contract withdrawals                            (47,813)      (87,404)       (3,918)       (64,300)
   - Contract transfers                              974,874       788,141       126,682        313,713
                                                  ----------    ----------      --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,256,194     1,068,554       122,764        559,360
                                                  ----------    ----------      --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,291,966     1,145,509       122,990        612,874
                                                  ----------    ----------      --------       --------
NET ASSETS AT DECEMBER 31, 2007                   $1,388,556    $1,830,843      $168,028       $958,047
                                                  ==========    ==========      ========       ========


                                                    M FUND                      MFS VIT
                                                  TURNER CORE     MFS VIT      EMERGING     MFS VIT
                                                    GROWTH      CORE EQUITY     GROWTH      RESEARCH
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  -----------   -----------   ----------   ----------
NET ASSETS AT JANUARY 1, 2006                      $100,231      $ 247,162    $ 402,325    $ 353,897
Changes From Operations:
   - Net investment income (loss)                       271            158         (738)         111
   - Net realized gain (loss) on investments          4,615         11,666       36,566       53,997
   - Net change in unrealized appreciation or
     depreciation on investments                     (3,374)        10,730      (16,514)     (27,753)
                                                   --------      ---------    ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,512         22,554       19,314       26,355
Changes From Unit Transactions:
   - Contract purchases                             107,900         35,071       22,701        3,608
   - Contract withdrawals                           (10,619)       (28,943)     (59,308)     (40,781)
   - Contract transfers                             (97,393)      (102,795)    (255,512)    (161,481)
                                                   --------      ---------    ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (112)       (96,667)    (292,119)    (198,654)
                                                   --------      ---------    ---------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               1,400        (74,113)    (272,805)    (172,299)
                                                   --------      ---------    ---------    ---------
NET ASSETS AT DECEMBER 31, 2006                     101,631        173,049      129,520      181,598
Changes From Operations:
   - Net investment income (loss)                     1,443           (41)         (615)         394
   - Net realized gain (loss) on investments         30,392         12,833        8,015       20,010
   - Net change in unrealized appreciation or
     depreciation on investments                     35,794          6,518       24,983        1,298
                                                   --------      ---------    ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   67,629         19,310       32,383       21,702
Changes From Unit Transactions:
   - Contract purchases                                  --         19,745        2,005        4,966
   - Contract withdrawals                            (3,460)        (5,805)     (34,225)     (23,609)
   - Contract transfers                             255,280          2,483       92,046       17,168
                                                   --------      ---------    ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           251,820         16,423       59,826       (1,475)
                                                   --------      ---------    ---------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             319,449         35,733       92,209       20,227
                                                   --------      ---------    ---------    ---------
NET ASSETS AT DECEMBER 31, 2007                    $421,080      $ 208,782    $ 221,729    $ 201,825
                                                   ========      =========    =========    =========

See accompanying notes.


                                                                                 NB AMT
                                                    MFS VIT        MFS VIT       MID-CAP       NB AMT
                                                  TOTAL RETURN    UTILITIES      GROWTH       PARTNERS
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  ------------   -----------   -----------   ----------
NET ASSETS AT JANUARY 1, 2006                     $10,768,312    $ 5,689,985   $13,726,835   $ 740,095
Changes From Operations:
   - Net investment income (loss)                     447,383        102,894       (47,524)      3,863
   - Net realized gain (loss) on investments          779,899      1,106,796     1,239,864     150,752
   - Net change in unrealized appreciation or
     depreciation on investments                      132,169        572,132       348,520     (59,882)
                                                  -----------    -----------   -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,359,451      1,781,822     1,540,860      94,733
Changes From Unit Transactions:
   - Contract purchases                             1,056,759      1,234,667     1,199,034      42,438
   - Contract withdrawals                          (6,721,627)      (482,156)   (1,406,252)   (259,330)
   - Contract transfers                             4,504,680     (1,385,301)   (3,896,093)    166,004
                                                  -----------    -----------   -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,160,188)      (632,790)   (4,103,311)    (50,888)
                                                  -----------    -----------   -----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               199,263      1,149,032    (2,562,451)     43,845
                                                  -----------    -----------   -----------   ---------
NET ASSETS AT DECEMBER 31, 2006                    10,967,575      6,839,017    11,164,384     783,940
Changes From Operations:
   - Net investment income (loss)                     270,647         50,275      (40,478)       2,038
   - Net realized gain (loss) on investments          421,513        975,402       633,771      99,385
   - Net change in unrealized appreciation or
     depreciation on investments                     (245,635)       708,699     1,867,961     (30,776)
                                                  -----------    -----------   -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    446,525      1,734,376     2,461,254      70,647
Changes From Unit Transactions:
   - Contract purchases                               859,658        624,334       774,301      30,587
   - Contract withdrawals                            (377,793)      (178,855)     (964,821)    (14,152)
   - Contract transfers                               859,389       (550,402)    1,013,576     (60,517)
                                                  -----------    -----------   -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,341,254       (104,923)      823,056     (44,082)
                                                  -----------    -----------   -----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,787,779      1,629,453     3,284,310      26,565
                                                  -----------    -----------   -----------   ---------
NET ASSETS AT DECEMBER 31, 2007                   $12,755,354    $ 8,468,470   $14,448,694   $ 810,505
                                                  ===========    ===========   ===========   =========

                                                                OPPENHEIMER                 PUTNAM VT
                                                                MAIN STREET   PIMCO VIT     GROWTH &
                                                    NB AMT        GROWTH &      OPCAP        INCOME
                                                    REGENCY       INCOME        MANAGED      CLASS IB
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  -----------   -----------   ----------   -----------
NET ASSETS AT JANUARY 1, 2006                     $ 3,878,430    $ 168,597     $734,856      $    --
Changes From Operations:
   - Net investment income (loss)                       8,905        1,295        8,539          812
   - Net realized gain (loss) on investments          364,129       18,861       78,182          300
   - Net change in unrealized appreciation or
     depreciation on investments                      161,169        3,705      (20,231)          --
                                                  -----------    ---------     --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    534,203       23,861       66,490        1,112
Changes From Unit Transactions:
   - Contract purchases                             1,025,135          723       71,320          147
   - Contract withdrawals                            (241,110)    (120,145)     (58,539)      (2,385)
   - Contract transfers                             1,201,701       84,753      (47,834)       1,126
                                                  -----------    ---------     --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,985,726      (34,669)     (35,053)      (1,112)
                                                  -----------    ---------     --------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,519,929      (10,808)      31,437           --
                                                  -----------    ---------     --------      -------
NET ASSETS AT DECEMBER 31, 2006                     6,398,359      157,789      766,293           --
Changes From Operations:
   - Net investment income (loss)                      14,694          906       15,495           --
   - Net realized gain (loss) on investments          402,342       11,454       64,661           --
   - Net change in unrealized appreciation or
     depreciation on investments                     (241,964)      (5,696)     (61,202)          --
                                                  -----------    ---------     --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    175,072        6,664       18,954           --
Changes From Unit Transactions:
   - Contract purchases                             1,095,331       17,266       41,551           --
   - Contract withdrawals                            (311,000)      (5,191)     (14,085)          --
   - Contract transfers                            (1,487,958)         (27)      94,702           --
                                                  -----------    ---------     --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (703,627)      12,048      122,168           --
                                                  -----------    ---------     --------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (528,555)      18,712      141,122           --
                                                  -----------    ---------     --------      -------
NET ASSETS AT DECEMBER 31, 2007                   $ 5,869,804    $ 176,501     $907,415      $    --
                                                  ===========    =========     ========      =======

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company(the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of the Company. The Variable Account consists of four products which are listed below:

-    Lincoln CVUL

-    Lincoln CVUL Series III and Lincoln CVUL Series III Elite

-    Lincoln Corporate Variable 4

-    Lincoln Corporate Variable 5

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of the Company.

During 2007, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company merged into The Lincoln National Life Insurance Company. The merger did not affect the assets and liabilities of Lincoln Life Flexible Premium Variable Life Account S.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred two available mutual funds (the Funds) of sixteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Capital Appreciation Fund
   AIM V.I. International Growth Fund

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Technology Portfolio Class A
   ABVPSF Growth and Income Portfolio Class A
   ABVPSF International Value Portfolio Class A
   ABVPSF Large Cap Growth Portfolio Class A
   ABVPSF Small/Mid Cap Value Portfolio Class A

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Income & Growth Fund
   American Century VP Inflation Protection Fund Class 2
   American Century VP International Fund

American Funds Insurance Series (American Funds):
   American Funds Bond Fund Class 2
   American Funds Global Growth Fund Class 2
   American Funds Global Small Capitalization Fund Class 2
   American Funds Growth Fund Class 2
   American Funds Growth-Income Fund Class 2
   American Funds High-Income Bond Fund Class 2
   American Funds International Fund Class 2
   American Funds U.S. Government/AAA-Rated Securities Fund Class 2

Delaware VIP Trust (Delaware VIPT):*
   Delaware VIPT Capital Reserves Series
   Delaware VIPT Diversified Income Series
   Delaware VIPT Emerging Markets Series
   Delaware VIPT High Yield Series
   Delaware VIPT International Equity Series
   Delaware VIPT REIT Series
   Delaware VIPT Small Cap Value Series
   Delaware VIPT Trend Series
   Delaware VIPT U.S. Growth Series
   Delaware VIPT Value Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Equity 500 Index Fund
   DWS VIP Small Cap Index Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Portfolio Service Class
   Fidelity VIP Contrafund Portfolio Service Class
   Fidelity VIP Equity-Income Portfolio Service Class
   Fidelity VIP Growth Portfolio Service Class
   Fidelity VIP High Income Portfolio Service Class
   Fidelity VIP Mid Cap Portfolio Service Class
   Fidelity VIP Overseas Portfolio Service Class

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Fund

   FTVIPT Franklin Small-Mid Cap Growth Securities Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund
   FTVIPT Franklin U.S. Government Fund**
   FTVIPT Mutual Shares Securities Fund
   FTVIPT Templeton Foreign Securities Class 2 Fund
   FTVIPT Templeton Global Asset Allocation Class 2 Fund
   FTVIPT Templeton Global Income Securities Fund
   FTVIPT Templeton Growth Securities Fund
   FTVIPT Templeton Growth Securities Class 2 Fund

Janus Aspen Series:
   Janus Aspen Series Balanced Portfolio
   Janus Aspen Series Balanced Portfolio Service Shares
   Janus Aspen Series Flexible Bond Portfolio
   Janus Aspen Series Flexible Bond Portfolio Service Shares Janus Aspen Series Global Technology Portfolio Service Shares Janus Aspen Series Mid Cap Growth Portfolio
   Janus Aspen Series Mid Cap Growth Portfolio Service Shares Janus Aspen Series Worldwide Growth Portfolio
   Janus Aspen Series Worldwide Growth Portfolio Service Shares

Lincoln Variable Insurance Products Trust (Lincoln VIPT):*
   Lincoln VIPT Baron Growth Opportunities Fund
   Lincoln VIPT Baron Growth Opportunities Service Class Fund Lincoln VIPT Capital Growth Fund
   Lincoln VIPT Cohen & Steers Global Real Estate Fund Lincoln VIPT Delaware Bond Fund
   Lincoln VIPT Delaware Growth and Income Fund
   Lincoln VIPT Delaware Social Awareness Fund
   Lincoln VIPT Delaware Special Opportunities Fund
   Lincoln VIPT FI Equity-Income Fund
   Lincoln VIPT Janus Capital Appreciation Fund
   Lincoln VIPT Marsico International Growth Fund
   Lincoln VIPT MFS Value Fund
   Lincoln VIPT Mid-Cap Growth Fund
   Lincoln VIPT Mid-Cap Value Fund
   Lincoln VIPT Mondrian International Value Fund
   Lincoln VIPT Money Market Fund
   Lincoln VIPT S&P 500 Index Fund
   Lincoln VIPT Small-Cap Index Fund
   Lincoln VIPT T. Rowe Price Growth Stock Fund
   Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund Lincoln VIPT Templeton Growth Fund
   Lincoln VIPT UBS Global Asset Allocation Fund
   Lincoln VIPT Value Opportunities Fund**
   Lincoln VIPT Wilshire 2010 Profile Fund
   Lincoln VIPT Wilshire 2020 Profile Fund
   Lincoln VIPT Wilshire 2030 Profile Fund
   Lincoln VIPT Wilshire 2040 Profile Fund
   Lincoln VIPT Wilshire Aggressive Profile Fund
   Lincoln VIPT Wilshire Conservative Profile Fund
   Lincoln VIPT Wilshire Moderate Profile Fund
   Lincoln VIPT Wilshire Moderately Aggressive Profile Fund

M Fund, Inc. (M Fund):
   M Fund Brandes International Equity Fund
   M Fund Business Opportunity Value Fund
   M Fund Frontier Capital Appreciation Fund
   M Fund Turner Core Growth Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Series
   MFS VIT Emerging Growth Series
   MFS VIT Research Series
   MFS VIT Total Return Series
   MFS VIT Utilities Series

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Portfolio I Class
   NB AMT Partners Portfolio I Class
   NB AMT Regency Portfolio I Class

Oppenheimer Variable Account Funds (Oppenheimer):
   Oppenheimer Main Street Growth & Income Fund

PIMCO Advisors VIT (PIMCO VIT OPCAP):
   PIMCO VIT OPCAP Managed Portfolio

Putnam Variable Trust (Putnam VT):
   Putnam VT Growth & Income Fund Class IB**

*    Denotes an affiliate of the Company.

**   Available fund with no money invested at December 31, 2007.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2007, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

INVESTMENT FUND CHANGES: During 2006, the AIM V.I. Capital Appreciation Fund, the ABVPSF International Value Fund, the FTVIPT Franklin Income Securities Fund, and the FTVIPT Mutual Shares Securities Fund became available as investment options for Account Contract owners. Accordingly, the 2006 statement of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2006.

Also during 2006, the Scudder Investments VIT Funds (Scudder VIT) family of funds changed its name to DWS Scudder VIP Funds (DWS VIP).

During 2006, the AIM V.I. Growth Fund ceased to be available as an investment option to Variable Account Contract owners.

During 2006, the AIM V.I. Growth Fund merged into the AIM V.I. Capital Appreciation Fund.

During 2007, FTVIPT Franklin U.S. Government Fund,the Lincoln VIPT Baron Growth Opportunities Fund, the Lincoln VIPT Capital Growth Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Fund, the Lincoln VIPT Delaware Special Opportunities Fund, the Lincoln VIPT Marsico International Growth Fund, the Lincoln VIPT MFS Value Fund, the Lincoln VIPT Mid-Cap Growth Fund, the Lincoln VIPT Mid-Cap Value Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT Small-Cap Index Fund, the Lincoln VIPT T. Rowe Price Growth Stock Fund, the Lincoln VIPT Templeton Growth Fund, the Lincoln VIPT Value Opportunities Fund, the Lincoln VIPT Wilshire 2010 Profile Fund, the Lincoln VIPT Wilshire 2020 Profile Fund, the Lincoln VIPT Wilshire 2030 Profile Fund and the Lincoln VIPT Wilshire 2040 Profile Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                NEW FUND NAME
-----------------------------------------------------------------------------------------------------------
Lincoln VIPT Bond Fund                            Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Growth and Income Fund               Lincoln VIPT Delaware Growth and Income Fund
Lincoln VIPT Social Awareness Fund                Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Equity-Income Fund                   Lincoln VIPT FI Equity-Income Fund
Lincoln VIPT Capital Appreciation Fund            Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT International Fund                   Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT Aggressive Growth Fund               Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Global Asset Allocation Fund         Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Aggressive Profile Fund              Lincoln VIPT Wilshire Aggressive Profile Fund
Lincoln VIPT Conservative Profile Fund            Lincoln VIPT Wilshire Conservative Profile Fund
Lincoln VIPT Moderate Profile Fund                Lincoln VIPT Wilshire Moderate Profile Fund
Lincoln VIPT Moderately Aggressive Profile Fund   Lincoln VIPT Wilshire Moderately Aggressive Profile Fund
MFS VIT Capital Opportunities Series              MFS VIT Core Equity Series

Also during 2007, the Lincoln VIPT Core Fund, the Lincoln VIPT Growth Fund and the Lincoln VIPT Growth Opportunities Fund ceased to be available as an investment option to Variable Account Contract owners.

During 2007, the Lincoln Variable Insurance Products Trust (Lincoln VIPT) acquired the Baron Capital Asset Fund and renamed the fund Lincoln VIPT Baron Growth Opportunities Fund. This fund acquisition had no impact on the units outstanding or the unit prices to the Variable Account Contract owner.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statement of operations. For the Lincoln Corporate Variable 5 product, the mortality and expense guarantees (.10% to .40% on an annual basis) are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account.The rates are as follows.

- Lincoln CVUL at a daily rate of .0009589% to .0019178% (.35% to .70% on an annual basis)

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

- Lincoln CVUL Series III and Lincoln CVUL Series III Elite at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

- Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

For the Lincoln Corporate Variable 5 product, the mortality and expense guarantees deducted as a monthly charge amounted to $228,028 and $15,719 for the years ended December 31, 2007 and 2006, respectively.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2007 and 2006 amounted to $9,597,611 and $9,139,480, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. The administrative fees and cost of insurance charges for the years December 31, 2007 and 2006 amounted to $20,317,244 and $15,564,623, respectively.

Under certain circumstances, the Company reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts. For the years ended December 31, 2007 and 2006, no transfer fees were deducted from the variable subaccounts.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2007 follows.

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT   FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION
            2007                 0.40%    0.70%    $12.50    $15.16        4,255   $    58,786    11.23%     11.57%      0.00%
            2006  4/28/06        0.40%    0.70%     11.24     13.59        3,551        44,203    -0.75%     -0.55%      0.06%

AIM V.I. INTERNATIONAL GROWTH
            2007                 0.40%    0.70%     22.60     24.86        3,338        76,244    13.92%     14.27%      0.04%
            2006                 0.40%    0.70%     19.84     21.76       49,523       998,092    27.34%     27.72%      1.33%
            2005                 0.40%    0.70%     15.58     17.04       28,702       452,951    17.11%     17.46%      2.03%
            2004                 0.40%    0.70%     13.30     13.30        1,128        15,253    23.14%     23.14%      0.51%
            2003                 0.70%    0.70%     10.80     10.80        1,818        19,640    28.17%     28.17%      0.68%

ABVPSF GLOBAL TECHNOLOGY CLASS A
            2007                 0.00%    0.70%     13.20     16.00       97,190     1,474,105    19.36%     20.20%      0.00%
            2006                 0.00%    0.70%     11.06     13.37       69,519       888,775     7.88%      8.53%      0.00%
            2005                 0.10%    0.70%     10.25     12.36       44,920       533,720     3.14%      3.76%      0.00%
            2004                 0.10%    0.70%      9.94      9.94       20,779       236,754     4.72%      4.72%      0.00%
            2003  12/12/03       0.70%    0.70%      9.49      9.49          949         9,013     2.81%      2.81%      0.00%

ABVPSF GROWTH AND INCOME CLASS A
            2007                 0.00%    0.40%     12.63     15.83      621,451     9,094,966     4.70%      5.12%      1.48%
            2006                 0.00%    0.40%     13.60     15.12      539,309     7,651,288    16.82%     17.17%      1.76%
            2005                 0.10%    0.40%     12.36     12.94      811,708    10,043,921     4.45%      4.76%      1.49%
            2004                 0.10%    0.70%     11.83     12.34      589,121     6,993,819    10.68%     11.02%      0.88%
            2003                 0.40%    0.70%     10.66     10.66      465,381     4,959,980    31.97%     31.97%      1.06%

ABVPSF INTERNATIONAL VALUE CLASS A
            2007                 0.00%    0.40%     12.60     12.68      403,599     5,117,308     5.42%      5.84%      1.04%
            2006  8/16/06        0.00%    0.40%     11.96     11.98       35,501       425,292    11.62%     15.61%      0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS   RETURN(4)  RETURN(4)  RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
ABVPSF LARGE CAP GROWTH CLASS A
            2007                 0.10%    0.40%    $12.73    $15.12       23,529   $   314,174    13.46%     13.80%     0.00%
            2006                 0.10%    0.40%     11.22     13.32       22,882       267,524    -0.84%     -0.54%     0.00%
            2005                 0.10%    0.40%     11.32     13.44       22,135       284,826    14.68%     15.03%     0.00%
            2004                 0.10%    0.70%     11.66     11.66        7,778        87,561     7.86%      7.86%     0.00%
            2003  1/31/03        0.70%    0.70%      9.06     10.81          138         1,303     2.20%     26.51%     0.00%

ABVPSF SMALL/MID CAP VALUE CLASS A
            2007                 0.00%    0.70%     11.87     21.94      446,304     7,004,591     0.99%      1.70%     0.81%
            2006                 0.00%    0.70%     14.04     21.66      256,684     4,247,258    13.62%     14.31%     0.44%
            2005                 0.10%    0.70%     14.37     15.38      124,024     1,857,462     6.17%      6.81%     0.65%
            2004                 0.10%    0.70%     14.38     14.38       31,069       424,528    18.47%     18.47%     0.01%
            2003  10/28/03       0.70%    0.70%     12.14     12.14           12           146     9.22%      9.22%     0.00%

AMERICAN CENTURY VP INCOME & GROWTH
            2007                 0.00%    0.40%     11.70     15.23      350,708     4,701,879    -0.47%     -0.07%     1.92%
            2006                 0.00%    0.40%     12.38     15.30      541,437     7,047,517    16.62%     16.97%     1.75%
            2005                 0.10%    0.40%     10.62     13.12      594,752     6,649,523     4.21%      4.53%     2.20%
            2004                 0.10%    0.70%     10.19     10.66      715,617     7,698,530    12.20%     12.54%     1.33%
            2003                 0.40%    0.70%      9.05      9.05      871,578     7,892,091    28.84%     28.84%     1.18%

AMERICAN CENTURY VP INFLATION PROTECTION CLASS 2
            2007                 0.00%    0.40%     11.08     12.05      500,432     5,914,015     9.07%      9.51%     4.51%
            2006                 0.00%    0.40%     10.65     11.02      403,959     4,384,685     1.17%      1.47%     3.23%
            2005                 0.10%    0.40%     10.81     10.86      321,657     3,456,631     1.15%      1.46%     4.81%
            2004  8/17/04        0.10%    0.40%     10.68     10.70       36,492       390,374    -0.16%      2.27%     1.08%

AMERICAN CENTURY VP INTERNATIONAL
            2007                 0.00%    0.70%     15.12     21.67      512,542     8,091,842    17.23%     18.06%     0.65%
            2006                 0.00%    0.70%     12.86     18.43      487,968     6,524,421    24.53%     24.90%     1.50%
            2005                 0.10%    0.70%     10.32     14.80      505,228     5,623,887    12.46%     13.14%     1.18%
            2004                 0.10%    0.70%      9.15     13.07      500,523     4,884,844    14.12%     14.47%     0.49%
            2003                 0.40%    0.70%      8.00      8.68      664,500     5,315,633    23.64%     24.01%     0.70%

AMERICAN FUNDS BOND CLASS 2
            2007                 0.40%    0.70%     15.15     15.50          329         5,094     2.61%      2.92%     7.44%
            2006                 0.40%    0.70%     14.76     15.06          357         5,375     6.24%      6.56%     5.37%
            2005                 0.40%    0.70%     13.90     14.13       16,139       228,083     0.88%      1.18%     2.90%
            2004                 0.40%    0.70%     13.77     13.97       53,798       751,364     4.98%      5.29%     4.57%
            2003                 0.40%    0.70%     13.12     13.27      270,461     3,587,700    12.01%     12.35%     3.20%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2007                 0.00%    0.70%     14.67     18.27      690,252    11,863,124    14.05%     14.85%     2.80%
            2006                 0.00%    0.70%     13.08     15.93      584,977     8,931,670    19.59%     20.31%     0.87%
            2005                 0.10%    0.70%     10.90     13.24      652,552     8,324,073    13.28%     13.96%     0.67%
            2004                 0.10%    0.70%      9.46      9.60      472,270     5,223,908    12.70%     13.03%     0.16%
            2003                 0.40%    0.70%      8.40      8.49       50,176       425,574    34.34%     34.74%     0.22%

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS  2
            2007                 0.00%    0.70%     16.26     32.57      300,738     6,370,986    20.58%     21.43%     3.23%
            2006                 0.00%    0.70%     18.47     26.93      152,509     2,983,616    23.19%     23.93%     0.49%
            2005                 0.10%    0.70%     16.75     21.80      158,652     2,581,974    24.48%     25.23%     0.65%
            2004                 0.10%    0.70%     15.04     17.46       25,606       399,089    20.40%     20.40%     0.00%
            2003                 0.40%    0.40%     14.50     14.50        5,574        72,583    52.92%     52.92%     0.27%

AMERICAN FUNDS GROWTH CLASS 2
            2007                 0.00%    0.70%     13.15     17.71    2,623,405     41,814,324   11.56%     12.35%     0.86%
            2006                 0.00%    0.70%     14.58     15.83    1,905,339     28,607,257    9.45%     10.11%     0.74%
            2005                 0.10%    0.70%     13.26     14.42    1,757,596     24,148,576   15.38%     16.07%     0.77%
            2004                 0.10%    0.70%     11.60     12.46    1,174,080     13,916,975   11.70%     12.05%     0.20%
            2003                 0.40%    0.70%     10.39     10.52      737,872      7,761,167   35.85%     36.26%     0.11%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2007                 0.00%    0.70%     12.41     17.02      866,568     13,389,092    4.31%      5.04%     1.44%
            2006                 0.00%    0.70%     13.40     16.27      855,368     12,866,499   14.40%     15.09%     1.68%
            2005                 0.10%    0.70%     12.76     14.18      717,309      9,558,371    5.09%      5.73%     1.55%
            2004                 0.10%    0.70%     12.41     13.45      404,546      5,257,973    9.60%      9.93%     1.07%
            2003                 0.40%    0.70%     12.08     12.23      242,144      2,956,763   31.50%     31.90%     1.02%

                                           MINIMUM   MAXIMUM   MINIMUM    MAXIMUM
                       COMMENCEMENT          FEE       FEE       UNIT       UNIT
SUBACCOUNT      YEAR     DATE(1)           RATE(2)   RATE(2)   VALUE(3)   VALUE(3)
----------------------------------------------------------------------------------
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
                2007                        0.00%     0.70%     $11.28     $16.73
                2006                        0.00%     0.70%      12.07      16.58
                2005                        0.10%     0.70%      10.93      15.05
                2004                        0.10%     0.70%      11.91      14.78
                2003                        0.40%     0.70%      13.37      13.54
AMERICAN FUNDS INTERNATIONAL CLASS 2
                2007                        0.00%     0.70%      15.56      24.64
                2006                        0.00%     0.70%      16.97      20.61
                2005                        0.10%     0.70%      16.33      17.39
                2004                        0.10%     0.70%      14.04      14.37
                2003                        0.40%     0.70%      11.85      11.93
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED
   SECURITIES CLASS 2
                2007                        0.00%     0.70%      11.07      14.85
                2006                        0.00%     0.70%      10.72      14.00
                2005                        0.10%     0.70%      10.41      13.55
                2004                        0.10%     0.70%      10.23      13.28
                2003                        0.40%     0.70%      12.77      12.91
DELAWARE VIPT CAPITAL RESERVES
                2007                        0.00%     0.40%      10.94      11.00
                2006                        0.00%     0.40%      10.52      10.52
                2005   8/8/05               0.40%     0.40%      10.10      10.10
DELAWARE VIPT DIVERSIFIED INCOME
                2007                        0.00%     0.70%      11.50      12.75
                2006                        0.00%     0.70%      11.52      11.86
                2005                        0.10%     0.70%      10.89      11.00
                2004   8/17/04              0.10%     0.70%      11.02      11.06
DELAWARE VIPT EMERGING MARKETS
                2007                        0.00%     0.40%      18.59      31.39
                2006                        0.00%     0.40%      20.75      22.63
                2005                        0.10%     0.40%      16.36      17.81
                2004   8/17/04              0.10%     0.40%      12.86      13.99
DELAWARE VIPT HIGH YIELD
                2007                        0.00%     0.70%      11.58      14.56
                2006                        0.00%     0.70%      12.67      14.22
                2005                        0.10%     0.70%      11.53      12.70
                2004                        0.10%     0.70%      11.21      12.25
                2003                        0.40%     0.70%       9.88      10.64
DELAWARE VIPT INTERNATIONAL VALUE EQUITY
                2007                        0.40%     0.40%      21.27      21.27
                2006                        0.40%     0.40%      20.29      20.29
                2005                        0.40%     0.40%      16.48      16.48
                2004                        0.40%     0.40%      14.66      14.66
                2003                        0.40%     0.40%      12.09      12.09
DELAWARE VIPT REIT
                2007                        0.00%     0.70%      11.44      32.08
                2006                        0.00%     0.70%      16.96      37.42
                2005                        0.10%     0.70%      12.82      28.33
                2004                        0.10%     0.70%      15.06      26.54
                2003                        0.40%     0.70%      17.93      20.28
DELAWARE VIPT SMALL CAP VALUE
                2007                        0.00%     0.70%      11.05      25.41
                2006                        0.00%     0.70%      15.29      27.32
                2005                        0.10%     0.70%      13.19      23.61
                2004                        0.10%     0.70%      14.24      21.66
                2003                        0.40%     0.70%      16.15      17.90

                                                                       MINIMUM     MAXIMUM    INVESTMENT
                       COMMENCEMENT           UNITS                     TOTAL       TOTAL       INCOME
SUBACCOUNT      YEAR   DATE(1)             OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
                2007                          533,442   $ 7,234,227      0.63%       1.33%      10.56%
                2006                          505,596     6,759,808      9.81%      10.48%       7.05%
                2005                          907,454    12,085,348      1.49%       2.10%       5.55%
                2004                          700,346     9,417,734      8.83%       9.16%       5.78%
                2003                          390,344     5,279,270     28.61%      29.00%       7.59%
AMERICAN FUNDS INTERNATIONAL CLASS 2
                2007                        1,828,374    38,041,078     19.19%      20.02%       1.72%
                2006                        1,196,027    22,401,635     18.15%      18.86%       1.97%
                2005                          394,087     6,473,822     20.66%      21.38%       1.85%
                2004                          169,573     2,406,034     18.47%      18.84%       3.05%
                2003                           19,217       229,715     33.91%      34.31%       1.81%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED
   SECURITIES CLASS 2
                2007                        1,007,733    12,091,512      5.74%       6.49%       7.66%
                2006                          878,706    10,093,144      3.03%       3.65%       4.46%
                2005                          855,524    10,619,842      1.71%       2.31%       3.75%
                2004                          800,061     9,913,428      2.61%       2.89%       4.45%
                2003                          614,487     7,919,926      1.56%       1.87%       3.58%
DELAWARE VIPT CAPITAL RESERVES
                2007                           73,829       808,203      4.05%       4.46%       4.80%
                2006                           65,258       686,206      4.14%       4.14%       4.54%
                2005   8/8/05                  26,702       269,688      1.29%       1.29%       1.64%
DELAWARE VIPT DIVERSIFIED INCOME
                2007                          967,583    11,516,537      6.88%       7.63%       2.27%
                2006                          417,289     4,805,843      7.17%       7.81%       1.39%
                2005                          267,096     2,900,520     -1.14%      -0.55%       0.40%
                2004   8/17/04                 42,983       474,994      0.42%       6.26%       0.00%
DELAWARE VIPT EMERGING MARKETS
                2007                          612,517    16,702,656     38.30%      38.86%       1.36%
                2006                          334,711     7,081,452     26.63%      27.01%       1.02%
                2005                          197,889     3,411,144     26.98%      27.36%       0.26%
                2004   8/17/04                 54,844       732,219     13.39%      28.28%       0.00%
DELAWARE VIPT HIGH YIELD
                2007                          642,581     8,973,971      2.07%       2.80%       4.75%
                2006                          199,634     2,745,343     11.66%      12.34%       5.78%
                2005                          138,750     1,721,615      2.86%       3.48%       5.34%
                2004                          145,891     1,771,334     13.45%      13.79%       5.05%
                2003                           78,734       834,110     27.85%      28.23%       5.99%
DELAWARE VIPT INTERNATIONAL VALUE EQUITY
                2007                              357         7,598      4.81%       4.81%       2.10%
                2006                              388         7,867     23.09%      23.09%       3.65%
                2005                           18,134       298,922     12.43%      12.43%       1.26%
                2004                           56,860       833,692     21.30%      21.30%       2.24%
                2003                           21,469       259,512     42.83%      42.83%       0.29%
DELAWARE VIPT REIT
                2007                          621,642    10,462,111    -14.54%     -13.94%       1.35%
                2006                          544,036    12,067,404     31.70%      32.49%       1.81%
                2005                          492,237     9,311,018      6.42%       7.06%       1.76%
                2004                          394,569     7,629,592     30.46%      30.85%       1.44%
                2003                          109,324     2,176,167     33.09%      33.49%       2.45%
DELAWARE VIPT SMALL CAP VALUE
                2007                        1,339,007    21,243,040     -7.27%      -6.62%       0.46%
                2006                        1,641,046    29,353,829     15.38%      16.07%       0.25%
                2005                          946,173    16,460,732      8.65%       9.31%       0.35%
                2004                          716,581    12,291,059     20.63%      21.00%       0.18%
                2003                          424,720     7,572,501     40.99%      41.41%       0.34%

                                            MINIMUM   MAXIMUM   MINIMUM    MAXIMUM
                         COMMENCEMENT         FEE       FEE       UNIT       UNIT        UNITS
SUBACCOUNT      YEAR       DATE(1)          RATE(2)   RATE(2)   VALUE(3)   VALUE(3)   OUTSTANDING
-------------------------------------------------------------------------------------------------
DELAWARE VIPT TREND
                2007                         0.00%     0.70%     $12.54     $15.85       139,153
                2006                         0.00%     0.70%      13.16      14.37        95,937
                2005                         0.10%     0.70%      12.32      13.41       118,800
                2004                         0.10%     0.70%      11.72      12.72       116,747
                2003                         0.40%     0.70%      10.48      10.59        65,052
DELAWARE VIPT U.S. GROWTH
                2007                         0.00%     0.40%      14.62      14.66        20,580
                2006                         0.10%     0.40%      13.00      13.05        24,417
                2005                         0.10%     0.40%      12.72      12.81         8,446
                2004     6/29/04             0.10%     0.40%      11.11      11.22           187
DELAWARE VIPT VALUE
                2007                         0.00%     0.70%      12.17      16.17       717,160
                2006                         0.00%     0.70%      14.62      16.69       194,248
                2005                         0.10%     0.70%      13.12      13.50        32,834
                2004                         0.10%     0.70%      12.46      12.73        13,733
                2003     1/15/03             0.40%     0.70%      10.92      11.15         3,235
DWS VIP EAFE EQUITY INDEX
                2005                         0.00%     0.00%         --         --            --
                2004                         0.10%     0.40%       8.68       8.68       360,499
                2003                         0.40%     0.40%       7.32       7.32       243,295
DWS VIP EQUITY 500 INDEX
                2007                         0.00%     0.70%      11.68      16.44     8,960,882
                2006                         0.00%     0.70%      11.13      15.67     7,408,673
                2005                         0.10%     0.70%       9.68      13.61     6,016,817
                2004                         0.10%     0.70%       9.28      13.05     4,657,721
                2003                         0.35%     0.70%       8.43       8.77     3,663,099
DWS VIP SMALL CAP INDEX
                2007                         0.00%     0.70%      11.67      18.63     3,429,950
                2006                         0.00%     0.70%      14.68      19.05     2,818,219
                2005                         0.10%     0.40%      13.32      16.27     2,204,368
                2004                         0.10%     0.70%      14.03      15.66     1,692,370
                2003                         0.35%     0.70%      13.21      13.21     1,010,697
FIDELITY VIP ASSET MANAGER SERVICE CLASS
                2007                         0.00%     0.40%      12.67      14.21       216,395
                2006                         0.00%     0.40%      11.83      12.33       800,561
                2005                         0.10%     0.40%      11.14      11.51       939,849
                2004                         0.10%     0.70%      10.76      11.06       937,684
                2003                         0.40%     0.70%      10.26      10.53       839,352
FIDELITY VIP CONTRAFUND SERVICE CLASS
                2007                         0.00%     0.70%      13.80      19.85     2,510,102
                2006                         0.00%     0.70%      14.94      16.96     2,360,585
                2005                         0.10%     0.70%      13.42      15.26     2,052,728
                2004                         0.10%     0.70%      12.15      13.11     1,566,988
                2003                         0.40%     0.70%      10.58      10.73       938,854
FIDELITY VIP EQUITY-INCOME SERVICE CLAS
                2007                         0.10%     0.40%      14.18      16.17       706,329
                2006                         0.10%     0.40%      14.01      16.01       698,318
                2005                         0.10%     0.40%      11.69      13.38       648,768
                2004                         0.10%     0.70%      12.55      12.71       476,111
                2003                         0.40%     0.70%      11.43      11.43        41,791
FIDELITY VIP GROWTH SERVICE CLASS
                2007                         0.00%     0.70%      11.31      16.26     1,742,706
                2006                         0.00%     0.70%       8.95      12.87     1,863,119
                2005                         0.10%     0.70%       8.42      12.10     2,374,467
                2004                         0.10%     0.70%       8.00      11.50     2,706,876
                2003                         0.40%     0.70%       7.78       8.36     3,301,135

                                                           MINIMUM     MAXIMUM     INVESTMENT
                         COMMENCEMENT                       TOTAL       TOTAL        INCOME
SUBACCOUNT      YEAR       DATE(1)           NET ASSETS    RETURN(4)   RETURN(4)    RATIO(5)
---------------------------------------------------------------------------------------------
DELAWARE VIPT TREND
                2007                        $  1,982,668      9.98%      10.75%       0.00%
                2006                           1,273,645      6.84%       7.49%       0.00%
                2005                           1,494,153      5.12%       5.75%       0.00%
                2004                           1,393,898     11.82%      12.16%       0.00%
                2003                             689,965     34.16%      34.56%       0.00%
DELAWARE VIPT U.S. GROWTH
                2007                             266,536     12.12%      12.45%       0.00%
                2006                             317,698      1.91%       2.21%       0.00%
                2005                             107,716     14.20%      14.54%       0.18%
                2004     6/29/04                   2,088      6.00%      13.79%       0.00%
DELAWARE VIPT VALUE
                2007                           9,357,316     -3.40%      -2.72%       1.11%
                2006                           2,961,721     23.23%      23.98%       0.52%
                2005                             435,023      5.29%       5.92%       1.44%
                2004                             173,547     14.13%      14.47%       0.69%
                2003     1/15/03                  35,496      7.65%      29.83%       1.68%
DWS VIP EAFE EQUITY INDEX
                2005                                  --      0.00%       0.00%       2.21%
                2004                           3,362,935     18.59%      18.59%       1.78%
                2003                           1,780,789     32.82%      32.82%       4.46%
DWS VIP EQUITY 500 INDEX
                2007                         133,791,103      4.56%       5.30%       1.48%
                2006                         106,184,601     14.72%      15.41%       1.19%
                2005                          73,785,685      3.95%       4.57%       1.60%
                2004                          53,117,021      9.81%      10.21%       1.14%
                2003                          35,111,302     27.26%      27.65%       0.78%
DWS VIP SMALL CAP INDEX
                2007                          61,829,087     -2.58%      -1.90%       0.87%
                2006                          52,804,059     17.02%      17.37%       0.65%
                2005                          35,476,259      3.84%       4.16%       0.71%
                2004                          26,305,757     16.94%      17.35%       0.47%
                2003                          13,466,559     45.84%      45.84%       0.13%
FIDELITY VIP ASSET MANAGER SERVICE CLASS
                2007                           2,974,347     14.90%      15.36%       8.98%
                2006                           9,543,893      6.81%       7.13%       2.52%
                2005                          10,535,063      3.51%       3.82%       2.38%
                2004                          10,140,452      4.62%       4.94%       2.49%
                2003                           8,611,205     17.08%      17.44%       2.72%
FIDELITY VIP CONTRAFUND SERVICE CLASS
                2007                          44,893,903     16.69%      17.51%       0.88%
                2006                          36,925,116     10.81%      11.48%       1.15%
                2005                          29,525,749     16.03%      16.73%       0.17%
                2004                          19,338,908     14.53%      14.88%       0.20%
                2003                           9,963,342     27.46%      27.84%       0.32%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
                2007                          10,841,463      1.01%       1.32%       1.69%
                2006                          10,627,773     19.60%      19.96%       3.15%
                2005                           8,254,844      5.34%       5.65%       1.34%
                2004                           5,762,836     10.60%      10.94%       0.44%
                2003                             477,797     29.70%      29.70%       0.90%
FIDELITY VIP GROWTH SERVICE CLASS
                2007                          21,698,039     25.98%      26.87%       0.65%
                2006                          18,385,990      5.99%       6.63%       0.27%
                2005                          21,958,610      4.94%       5.57%       0.40%
                2004                          23,182,430      2.54%       2.85%       0.16%
                2003                          25,721,146     31.86%      32.25%       0.18%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                  TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2007                 0.40%    0.70%    $11.73    $12.00         609        $7,297      1.94%      2.24%      8.02%
            2006                 0.40%    0.70%     11.50     11.74         655         7,685     10.40%     10.73%      0.71%
            2005                 0.40%    0.70%     10.60     10.60      12,652       134,107      2.11%      2.11%     13.87%
            2004                 0.40%    0.40%     10.38     10.38      12,229       126,944      9.03%      9.03%      7.79%
            2003                 0.40%    0.40%      9.52      9.52      87,456       832,642     26.46%     26.46%      4.13%
FIDELITY VIP MID CAP SERVICE CLASS
            2007                 0.00%    0.70%     13.61     15.86   1,280,382    19,699,983     14.68%     15.49%      0.69%
            2006                 0.00%    0.70%     13.68     13.68     596,974     7,998,882     12.14%     12.15%      0.11%
            2005  7/18/05        0.40%    0.40%     12.20     12.20      96,431     1,176,285      9.37%     11.64%      0.00%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2007                 0.00%    0.70%     14.77     22.45     642,918    10,752,804     16.39%     17.21%      3.26%
            2006                 0.00%    0.70%     12.69     19.23     530,573     7,723,596     17.12%     17.83%      0.68%
            2005                 0.10%    0.70%     10.84     16.37     567,134     7,720,602     18.14%     18.85%      0.49%
            2004                 0.10%    0.70%      9.17     13.82     482,854     5,403,818     12.70%     13.03%      0.89%
            2003                 0.40%    0.70%      8.22      8.22     261,528     2,166,898     42.63%     42.63%      0.54%
FTVIPT FRANKLIN INCOME SECURITIES
            2007                 0.00%    0.70%     11.76     11.80     253,820     2,985,158      3.81%      4.01%      2.46%
            2006  10/2/06        0.00%    0.20%     11.33     11.34      13,331       151,212      0.46%      5.60%      0.00%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH
   SECURITIES
            2007                 0.00%    0.70%     12.44     16.48     155,370     2,394,150     10.73%     11.51%      0.00%
            2006                 0.00%    0.70%     13.82     14.84     115,404     1,624,463      8.19%      8.85%      0.00%
            2005                 0.10%    0.70%     12.69     13.67     143,343     1,849,074      4.35%      4.98%      0.00%
            2004                 0.10%    0.70%     12.26     12.38      86,804     1,066,206     10.92%     11.26%      0.00%
            2003                 0.40%    0.70%     11.05     11.12      25,054       278,673     36.65%     37.06%      0.00%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH
   SECURITIES CLASS 2
            2007                 0.40%    0.70%     10.72     10.96      60,720       664,056     10.47%     10.80%      0.00%
            2006                 0.40%    0.70%      9.70      9.89      53,009       523,193      7.94%      8.26%      0.00%
            2005                 0.40%    0.70%      8.99      9.14     625,326     5,714,390      4.06%      4.37%      0.00%
            2004                 0.40%    0.70%      8.64      8.76   1,070,642     9,375,143     10.70%     11.03%      0.00%
            2003                 0.40%    0.70%      7.80      7.89   1,156,278     9,119,510     36.29%     36.70%      0.00%
FTVIPT MUTUAL SHARES SECURITIES
            2007                 0.00%    0.40%     11.75     11.79     395,916     4,677,887      3.31%      3.51%      1.00%
            2006  8/16/06        0.20%    0.40%     11.37     11.39       7,606        86,532      7.97%      9.72%      0.00%
FTVIPT TEMPLETON FOREIGN SECURITIES
             CLASS 2
            2007                 0.40%    0.40%     17.69     17.69     130,912     2,315,364     15.00%     15.00%      1.85%
            2006                 0.40%    0.40%     15.38     15.38     215,148     3,308,981     20.96%     20.96%      1.25%
            2005                 0.40%    0.40%     12.71     12.71     218,007     2,771,952      9.73%      9.73%      1.20%
            2004                 0.40%    0.40%     11.59     11.59     229,490     2,659,246     18.06%     18.06%      1.04%
            2003                 0.40%    0.70%      9.69      9.82     189,111     1,855,529     31.29%     31.69%      1.67%
FTVIPT TEMPLETON GLOBAL ASSET
   ALLOCATION CLASS 2
            2007                 0.40%    0.40%     19.57     19.57      12,373       242,126      9.57%      9.57%     17.05%
            2006                 0.40%    0.40%     17.86     17.86      10,460       186,796     20.63%     20.63%      8.76%
            2005                 0.40%    0.40%     14.80     14.80      15,190       224,876      3.14%      3.14%      5.94%
            2004                 0.40%    0.40%     14.35     14.35      21,307       305,818     15.26%     15.26%      3.04%
            2003                 0.40%    0.40%     12.45     12.45      43,285       539,033     31.43%     31.43%      2.32%
FTVIPT TEMPLETON GLOBAL INCOME
   SECURITIES
            2007                 0.00%    0.40%     12.43     12.56     274,459     3,431,507     10.83%     11.27%      3.15%
            2006                 0.00%    0.40%     11.21     11.21     101,680     1,145,543     12.69%     12.69%      2.18%
            2005  8/30/05        0.40%    0.40%      9.95      9.95         207         2,056      0.77%      0.77%      0.00%
FTVIPT TEMPLETON GROWTH SECURITIES
            2007                 0.00%    0.70%     12.80     18.27     172,887     2,814,041      1.84%      2.55%      1.53%
            2006                 0.00%    0.70%     15.24     17.89     126,971     2,060,757     21.35%     22.08%      1.67%
            2005                 0.10%    0.70%     14.08     14.70     137,435     1,964,548      8.30%      8.95%      1.16%
            2004                 0.10%    0.70%     13.32     13.32      86,562     1,154,685     15.78%     15.78%      1.34%
            2003  12/31/02       0.40%    0.40%     11.51     11.51      22,304       256,640     32.09%     32.09%      2.05%
FTVIPT TEMPLETON GROWTH SECURITIES
   CLASS 2
            2007                 0.40%    0.40%     19.79     19.79      20,184       399,351      1.94%      1.94%      1.38%
            2006                 0.40%    0.40%     19.41     19.41      13,770       267,260     21.32%     21.32%      1.89%
            2005                 0.40%    0.40%     16.00     16.00      16,881       270,069      8.43%      8.43%      1.42%
            2004                 0.40%    0.40%     14.75     14.75      28,364       418,507     15.56%     15.56%      1.27%
            2003                 0.40%    0.40%     12.77     12.77      12,117       154,714     31.61%     31.61%      2.12%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT     UNITS                     TOTAL      TOTAL     INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3) OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED
            2007                 0.40%    0.70%    $15.17    $15.88      282,284   $4,283,858    9.76%      10.09%     2.34%
            2006                 0.40%    0.70%     13.78     14.47      490,834    6,765,635    9.95%      10.28%     1.91%
            2005                 0.40%    0.70%     12.50     13.16    1,205,557   15,068,475    7.19%       7.52%     2.28%
            2004                 0.40%    0.70%     11.62     12.28    1,692,165   19,671,493    7.78%       8.09%     2.08%
            2003                 0.40%    0.70%     10.75     10.75    2,664,882   28,659,543   13.59%      13.59%     2.26%
JANUS ASPEN SERIES BALANCED SERVICE SHARES
            2007                 0.10%    0.70%     14.58     15.02      275,777    4,115,067    9.52%      10.18%     2.31%
            2006                 0.10%    0.70%     13.31     13.67      267,017    3,627,029    9.64%      10.30%     1.83%
            2005                 0.10%    0.70%     12.14     12.43      487,638    6,015,991    6.91%       7.55%     2.12%
            2004                 0.10%    0.70%     11.41     11.59      475,970    5,456,704    7.86%       7.86%     5.20%
            2003                 0.40%    0.70%     10.68     10.75       63,206      679,054   12.93%      13.27%     2.02%
JANUS ASPEN SERIES FLEXIBLE BOND
            2007                 0.40%    0.40%     15.56     15.56      157,539    2,451,491    6.61%       6.61%     4.99%
            2006                 0.40%    0.40%     14.60     14.60      140,320    2,048,129    3.80%       3.80%     5.20%
            2005                 0.40%    0.40%     14.06     14.06      100,051    1,406,898    1.60%       1.60%     5.34%
            2004                 0.40%    0.70%     13.65     13.84       84,777    1,173,182    3.24%       3.55%     5.58%
            2003                 0.40%    0.70%     13.22     13.37       90,517    1,209,662    5.65%       5.97%     5.34%
JANUS ASPEN SERIES FLEXIBLE BOND
          SERVICE SHARES
            2007                 0.00%    0.70%     11.13     13.29      423,011    5,126,767    6.05%       6.80%     4.77%
            2006                 0.00%    0.70%     10.81     12.50      274,590    3,162,496    3.25%       3.88%     3.99%
            2005                 0.10%    0.70%     10.47     12.07      554,996    6,639,850    0.97%       1.57%     4.92%
            2004                 0.10%    0.70%     10.42     11.92      476,593    5,658,748    3.29%       3.29%     6.37%
            2003                 0.40%    0.70%     11.54     11.54      417,306    4,811,116    5.80%       5.80%     4.22%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY
          SERVICE SHARES
            2007                 0.40%    0.40%      6.05      6.05       40,911      247,466   21.21%      21.21%     0.58%
            2006                 0.40%    0.40%      4.99      4.99       18,744       93,541    7.40%       7.40%     0.00%
            2005                 0.40%    0.40%      4.65      4.65       69,731      324,011   11.10%      11.10%     0.00%
            2004                 0.40%    0.40%      4.18      4.18       72,331      302,504    0.17%       0.17%     0.00%
            2003                 0.40%    0.40%      4.18      4.18       87,398      364,914   45.89%      45.89%     0.00%
JANUS ASPEN SERIES MID CAP GROWTH
            2007                 0.40%    0.70%     10.09     13.14      478,646    4,829,058   21.19%      21.55%     0.24%
            2006                 0.40%    0.70%      8.30     10.84      390,660    3,242,822   12.82%      13.16%     0.00%
            2005                 0.40%    0.70%      7.33      9.61      599,573    4,399,257   11.52%      11.86%     0.00%
            2004                 0.40%    0.70%      6.56      8.62      781,934    5,129,693   19.91%      20.27%     0.00%
            2003                 0.40%    0.70%      5.45      7.19    2,035,201   11,095,633   34.16%      34.56%     0.00%
JANUS ASPEN SERIES MID CAP GROWTH
          SERVICE SHARES
            2007                 0.10%    0.40%     18.53     20.67      387,796    7,556,227   21.26%      21.62%     0.07%
            2006                 0.10%    0.40%     15.25     17.05      391,227    6,326,181   12.85%      13.19%     0.00%
            2005                 0.10%    0.40%     13.59     15.11      435,067    6,210,425   11.58%      11.91%     0.00%
            2004                 0.10%    0.70%     12.18     13.48      349,579    4,505,063   19.62%      19.99%     0.00%
            2003                 0.40%    0.70%     10.15     10.15        9,287       94,325   34.23%      34.23%     0.00%
JANUS ASPEN SERIES WORLDWIDE GROWTH
            2007                 0.40%    0.70%     11.11     12.47      175,920    1,968,025    8.86%       9.19%     0.76%
            2006                 0.40%    0.70%     10.17     11.45      195,668    2,003,921   17.38%      17.73%     1.71%
            2005                 0.40%    0.70%      8.64      9.76      427,863    3,709,077    5.13%       5.44%     1.25%
            2004                 0.40%    0.70%      8.19      9.28    1,291,500   10,594,910    4.05%       4.36%     0.94%
            2003                 0.40%    0.70%      7.85      8.92    2,103,074   16,523,279   23.13%      23.50%     1.11%
JANUS ASPEN SERIES WORLDWIDE GROWTH
          SERVICE SHARES
            2007                 0.40%    0.40%     13.65     15.77       25,432      354,079    8.93%       8.93%     0.48%
            2006                 0.40%    0.40%     12.53     14.48       32,813      417,057   17.47%      17.47%     1.37%
            2005                 0.40%    0.40%     10.67     12.32      126,146    1,351,090    5.15%       5.15%     1.25%
            2004                 0.40%    0.70%     10.06     10.14      134,348    1,404,523    3.80%       4.11%     1.24%
            2003                 0.40%    0.70%      9.74      9.74       25,159      245,128   23.19%      23.19%     0.94%
LINCOLN VIPT BARON GROWTH OPPORTUNITIES
            2007  6/7/07         0.00%    0.40%     11.65     13.66       31,858      395,899   -3.04%      -2.82%     0.00%
LINCOLN VIPT BARON GROWTH OPPORTUNITIES
          SERVICE CLASS
            2007                 0.00%    0.70%     12.23     21.50    1,019,574   17,034,898    2.70%       3.42%     0.00%
            2006                 0.00%    0.70%     14.81     20.88      954,118   16,088,624   14.72%      15.41%     0.00%
            2005                 0.10%    0.70%     12.85     18.14      898,104   14,142,098    2.64%       3.26%     0.00%
            2004                 0.10%    0.70%     17.10     17.62      707,964   11,336,124   24.76%      25.14%     0.00%
            2003                 0.40%    0.70%     13.70     14.08      387,917    5,461,912   29.11%      29.49%     0.00%

                                           MINIMUM  MAXIMUM  MINIMUM   MAXIMUM
                          COMMENCEMENT       FEE      FEE      UNIT      UNIT       UNITS
SUBACCOUNT         YEAR      DATE(1)       RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING
--------------------------------------------------------------------------------------------
LINCOLN VIPT CAPITAL GROWTH
                   2007   10/25/07          0.00%    0.00%    $10.83    $10.83            34
LINCOLN VIPT COHEN & STEERS GLOBAL REAL
                  ESTATE
                   2007   8/17/07           0.00%    0.00%      8.32      8.32        35,896
LINCOLN VIPT CORE
                   2006   1/17/06           0.00%    0.40%     11.62     11.94         7,651
LINCOLN VIPT DELAWARE BOND
                   2007                     0.00%    0.70%     11.08     16.41     6,447,479
                   2006                     0.00%    0.70%     11.10     15.62     5,349,673
                   2005                     0.10%    0.70%     10.62     14.98     4,384,271
                   2004                     0.10%    0.70%     10.60     14.65     3,269,435
                   2003                     0.35%    0.70%     13.97     13.97     2,714,679
LINCOLN VIPT DELAWARE GROWTH AND INCOME
                   2007                     0.00%    0.70%     12.08     12.83        64,719
                   2006   1/17/06           0.00%    0.70%     11.38     12.11         5,668
LINCOLN VIPT DELAWARE SOCIAL AWARENESS
                   2007                     0.00%    0.40%     11.94     16.09        65,354
                   2006                     0.00%    0.40%     12.77     15.69        54,417
                   2005                     0.10%    0.40%     11.42     14.02        32,494
                   2004                     0.10%    0.70%     10.23     12.51        28,106
                   2003                     0.40%    0.70%      9.12      9.12        26,724
LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES
                   2007   8/2/07            0.00%    0.40%      9.22      9.25       276,829
LINCOLN VIPT FI EQUITY-INCOME
                   2007                     0.00%    0.40%     11.86     15.43       333,053
                   2006                     0.00%    0.40%     12.03     14.85       323,513
                   2005                     0.40%    0.40%     13.40     13.40       353,619
                   2004                     0.40%    0.40%     12.87     12.87       383,650
                   2003                     0.40%    0.40%     11.77     11.77       510,448
LINCOLN VIPT GROWTH
                   2006   1/3/06            0.40%    0.70%     11.98     12.04         4,202
LINCOLN VIPT GROWTH OPPORTUNITIES
                   2006                     0.40%    0.40%     13.47     13.47        10,842
                   2005   9/14/05           0.40%    0.40%     12.28     12.28            48
LINCOLN VIPT JANUS CAPITAL APPRECIATION
                   2007                     0.00%    0.70%      9.80     16.24       206,514
                   2006                     0.10%    0.70%      8.17     13.22       163,107
                   2005                     0.10%    0.70%      7.48     12.07       272,692
                   2004                     0.10%    0.70%      7.20      8.24       408,855
                   2003                     0.40%    0.70%      6.87      7.88       536,962
LINCOLN VIPT MARSICO INTERNATIONAL GROWTH
                   2007   6/19/07           0.00%    0.40%     11.25     11.28        21,202
LINCOLN VIPT MFS VALUE
                   2007   9/27/07           0.00%    0.20%      9.81      9.82        78,741
LINCOLN VIPT MID-CAP GROWTH
                   2007   8/16/07           0.00%    0.40%     11.05     11.07        12,433
LINCOLN VIPT MID-CAP VALUE
                   2007   8/17/07           0.00%    0.00%      8.74      8.74        13,351
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
                   2007                     0.00%    0.70%     14.97     25.32     1,147,038
                   2006                     0.00%    0.70%     17.20     22.81     1,001,504
                   2005                     0.10%    0.70%     15.62     17.61       210,369
                   2004                     0.10%    0.70%     15.56     15.71        55,141
                   2003                     0.40%    0.70%     12.95     12.95         5,640
LINCOLN VIPT MONEY MARKET
                   2007                     0.00%    0.70%     11.08     12.53    15,907,888
                   2006                     0.00%    0.70%     10.63     11.98    13,195,519
                   2005                     0.10%    0.70%     10.22     11.49     5,707,633
                   2004                     0.10%    0.70%     10.01     11.23     4,309,780
                   2003                     0.40%    0.70%     11.17     11.20     3,303,437

                                                        MINIMUM    MAXIMUM    INVESTMENT
                          COMMENCEMENT                   TOTAL      TOTAL      INCOME
SUBACCOUNT         YEAR     DATE(1)         NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
---------------------------------------------------------------------------------------
LINCOLN VIPT CAPITAL GROWTH
                   2007   10/25/07        $        369    -0.02%     -0.02%      0.00%
LINCOLN VIPT COHEN & STEERS GLOBAL REAL
    ESTATE
                   2007   8/17/07              298,506    -3.52%     -3.52%      0.53%
LINCOLN VIPT CORE
                   2006   1/17/06               89,129     3.82%     11.43%      2.18%
LINCOLN VIPT DELAWARE BOND
                   2007                     81,851,240     4.71%      5.44%      5.22%
                   2006                     67,534,614     3.98%      4.61%      4.69%
                   2005                     54,296,675     1.92%      2.54%      4.64%
                   2004                     41,497,179     4.57%      4.93%      4.38%
                   2003                     36,202,127     6.53%      6.85%      4.42%
LINCOLN VIPT DELAWARE GROWTH AND INCOME
                   2007                        823,558     5.38%      6.12%      3.12%
                   2006   1/17/06               67,993     3.40%     11.30%      2.43%
LINCOLN VIPT DELAWARE SOCIAL AWARENESS
                   2007                        912,111     2.56%      2.97%      0.92%
                   2006                        740,326    11.86%     12.20%      1.17%
                   2005                        409,736    11.58%     11.92%      0.91%
                   2004                        291,979    11.92%     12.25%      0.96%
                   2003                        243,799    31.34%     31.34%      0.48%
LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES
                   2007   8/2/07             2,556,869    -5.57%     -2.84%      2.18%
LINCOLN VIPT FI EQUITY-INCOME
                   2007                      4,747,640     3.94%      4.35%      1.33%
                   2006                      4,489,465    10.82%     10.82%      1.40%
                   2005                      4,686,944     4.08%      4.08%      1.12%
                   2004                      4,937,869     9.33%      9.33%      1.21%
                   2003                      6,009,284    31.81%     31.81%      1.10%
LINCOLN VIPT GROWTH
                   2006   1/3/06                50,559     0.89%      4.01%      0.00%
LINCOLN VIPT GROWTH OPPORTUNITIES
                   2006                        146,091     9.74%      9.74%      0.00%
                   2005   9/14/05                  595     4.40%      4.40%      0.00%
LINCOLN VIPT JANUS CAPITAL APPRECIATION
                   2007                      2,222,568    19.58%     20.30%      0.34%
                   2006                      1,388,337     8.91%      9.56%      0.21%
                   2005                      2,431,267     3.48%      4.10%      0.24%
                   2004                      3,271,831     4.55%      4.86%      0.00%
                   2003                      3,691,545    31.54%     31.93%      0.00%
LINCOLN VIPT MARSICO INTERNATIONAL GROWTH
                   2007   6/19/07              239,004     1.14%     11.56%      1.80%
LINCOLN VIPT MFS VALUE
                   2007   9/27/07              772,278    -1.76%     -1.47%      1.31%
LINCOLN VIPT MID-CAP GROWTH
                   2007   8/16/07              137,681    13.10%     15.85%      0.00%
LINCOLN VIPT MID-CAP VALUE
                   2007   8/17/07              116,643    -4.67%     -4.67%      0.76%
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
                   2007                     24,804,711    10.71%     11.49%      2.07%
                   2006                     18,829,635    29.10%     29.88%      3.43%
                   2005                      3,421,251    11.76%     12.43%      2.78%
                   2004                        791,447    20.09%     20.45%      1.78%
                   2003                         73,533    40.64%     40.64%      1.98%
LINCOLN VIPT MONEY MARKET
                   2007                    190,636,871     4.23%      4.97%      4.84%
                   2006                    148,474,372     3.95%      4.58%      4.67%
                   2005                     61,249,389     2.07%      2.69%      2.82%
                   2004                     45,899,887     0.18%      0.48%      0.90%
                   2003                     36,858,660    -0.02%      0.28%      0.68%

                                            MINIMUM  MAXIMUM  MINIMUM   MAXIMUM
                          COMMENCEMENT        FEE      FEE      UNIT      UNIT       UNITS
SUBACCOUNT         YEAR     DATE(1)         RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING
---------------------------------------------------------------------------------------------
LINCOLN VIPT S&P 500 INDEX
                   2007   4/27/07            0.00%    0.40%    $11.70   $11.98      322,792
LINCOLN VIPT SMALL-CAP INDEX
                   2007   5/21/07            0.00%    0.40%      9.23     9.25       39,569
LINCOLN VIPT T. ROWE PRICE GROWTH STOCK
                   2007   8/24/07            0.00%    0.00%     10.04    10.04       16,491
LINCOLN VIPT T. ROWE PRICE STRUCTURED
   MID-CAP GROWTH
                   2007                      0.00%    0.40%     13.08    16.94       54,418
                   2006                      0.00%    0.40%     14.00    14.97       50,644
                   2005                      0.10%    0.40%     12.39    13.11      109,185
                   2004   7/12/04            0.10%    0.40%     11.33    11.95       36,772
LINCOLN VIPT TEMPLETON GROWTH
                   2007   5/21/07            0.00%    0.00%      9.90     9.90       14,660
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
                   2007                      0.00%    0.40%     12.50    16.07      245,243
                   2006                      0.00%    0.40%     13.84    15.17       46,220
                   2005                      0.10%    0.40%     12.39    13.30       57,289
                   2004   9/3/04             0.10%    0.40%     11.65    12.50       52,536
LINCOLN VIPT WILSHIRE 2010 PROFILE
                   2007   5/23/07            0.00%    0.40%     10.53    10.56       72,376
LINCOLN VIPT WILSHIRE 2020 PROFILE
                   2007   5/23/07            0.00%    0.40%     10.38    10.40      306,514
LINCOLN VIPT WILSHIRE 2030 PROFILE
                   2007   11/2/07            0.00%    0.00%     10.51    10.51       13,224
LINCOLN VIPT WILSHIRE 2040 PROFILE
                   2007   10/26/07           0.40%    0.40%     10.31    10.31           82
LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE
                   2007                      0.00%    0.40%     14.56    14.56       30,528
                   2006                      0.40%    0.40%     13.17    13.17        7,891
                   2005   6/20/05            0.40%    0.40%     11.34    11.34          536
LINCOLN VIPT WILSHIRE CONSERVATIVE
   PROFILE
                   2007                      0.00%    0.40%     11.91    12.35       54,692
                   2006                      0.00%    0.40%     11.51    11.51       38,043
                   2005   8/26/05            0.40%    0.40%     10.56    10.56        1,901
LINCOLN VIPT WILSHIRE MODERATE PROFILE
                   2007                      0.00%    0.40%     12.48    13.16      187,992
                   2006                      0.00%    0.40%     12.10    12.10       26,666
                   2005   8/26/05            0.40%    0.40%     10.84    10.84        5,251
LINCOLN VIPT WILSHIRE MODERATELY
   AGGRESSIVE PROFILE
                   2007                      0.00%    0.40%     12.87    13.75      106,442
                   2006                      0.00%    0.40%     12.57    12.57        7,703
                   2005   8/26/05            0.40%    0.40%     11.06    11.06          273
M FUND BRANDES INTERNATIONAL EQUITY
                   2007                      0.00%    0.40%     14.53    21.39       91,778
                   2006                      0.00%    0.40%     19.88    19.88       36,226
                   2005                      0.40%    0.40%     15.75    15.75       35,495
                   2004   10/14/04           0.40%    0.40%     14.30    14.30        9,230
M FUND BUSINESS OPPORTUNITY VALUE
                   2007                      0.00%    0.00%     12.46    12.46       13,482
                   2006   6/1/06             0.00%    0.00%     11.82    11.82        3,810
M FUND FRONTIER CAPITAL APPRECIATION
                   2007                      0.00%    0.40%     13.38    18.23       58,167
                   2006                      0.00%    0.40%     16.35    16.35       21,993
                   2005   10/21/05           0.40%    0.40%     14.11    14.11        7,853
M FUND TURNER CORE GROWTH
                   2007   2/28/07            0.00%    0.00%     13.99    13.99       30,105
                   2006                      0.40%    0.40%     14.58    14.58        6,973
                   2005   12/16/05           0.40%    0.40%     13.49    13.49        7,433

                                                        MINIMUM    MAXIMUM     INVESTMENT
                          COMMENCEMENT                   TOTAL      TOTAL       INCOME
SUBACCOUNT         YEAR      DATE(1)        NET ASSETS  RETURN(4)  RETURN(4)    RATIO(5)
----------------------------------------------------------------------------------------
LINCOLN VIPT S&P 500 INDEX
                   2007   4/27/07           $3,804,320    -0.83%     -0.57%      2.02%
LINCOLN VIPT SMALL-CAP INDEX
                   2007   5/21/07              365,678    -7.74%     -7.71%      0.83%
LINCOLN VIPT T. ROWE PRICE GROWTH STOCK
                   2007   8/24/07              165,510     2.29%      2.29%      0.27%
LINCOLN VIPT T. ROWE PRICE STRUCTURED
   MID-CAP GROWTH
                   2007                        853,295    13.13%     13.59%      0.00%
                   2006                        727,388     8.84%      9.16%      0.00%
                   2005                      1,385,545     9.37%      9.70%      0.00%
                   2004   7/12/04              431,437     2.38%     18.99%      0.00%
LINCOLN VIPT TEMPLETON GROWTH
                   2007   5/21/07              145,195    -2.02%     -2.02%      4.07%
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
                   2007                      3,450,871     5.95%      6.37%      2.11%
                   2006                        642,200    14.05%     14.39%      1.39%
                   2005                        718,982     6.38%      6.71%      1.52%
                   2004   9/3/04               638,264     2.01%     11.12%      0.32%
LINCOLN VIPT WILSHIRE 2010 PROFILE
                   2007   5/23/07              762,291    -0.39%      5.39%      0.65%
LINCOLN VIPT WILSHIRE 2020 PROFILE
                   2007   5/23/07            3,180,865    -0.81%      3.78%      0.62%
LINCOLN VIPT WILSHIRE 2030 PROFILE
                   2007   11/2/07              138,967    -1.64%     -1.64%      0.40%
LINCOLN VIPT WILSHIRE 2040 PROFILE
                   2007   10/26/07                 849    -3.25%     -3.25%      0.55%
LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE
                   2007                        424,969    10.57%     10.57%      1.26%
                   2006                        103,918    16.08%     16.08%      1.08%
                   2005   6/20/05                6,075     6.15%      6.15%      0.00%
LINCOLN VIPT WILSHIRE CONSERVATIVE
   PROFILE
                   2007                        664,968     7.34%      7.77%      2.09%
                   2006                        430,899     8.91%      8.91%      2.95%
                   2005   8/26/05               20,087     1.64%      1.64%      0.00%
LINCOLN VIPT WILSHIRE MODERATE PROFILE
                   2007                      2,355,298     8.83%      9.27%      2.26%
                   2006                        322,507    11.59%     11.59%      1.22%
                   2005   8/26/05               56,916     3.31%      3.31%      0.00%
LINCOLN VIPT WILSHIRE MODERATELY
   AGGRESSIVE PROFILE
                   2007                      1,388,556     9.37%      9.81%      2.68%
                   2006                         96,590    13.69%     13.69%      1.21%
                   2005   8/26/05                3,019     4.62%      4.62%      0.00%
M FUND BRANDES INTERNATIONAL EQUITY
                   2007                      1,830,843     7.58%      8.01%      2.70%
                   2006                        685,334    26.27%     26.27%      1.17%
                   2005                        558,888    10.11%     10.11%      2.70%
                   2004   10/14/04             131,993    14.73%     14.73%      1.16%
M FUND BUSINESS OPPORTUNITY VALUE
                   2007                        168,028     5.44%      5.44%      0.97%
                   2006   6/1/06                45,038    10.77%     10.77%      0.82%
M FUND FRONTIER CAPITAL APPRECIATION
                   2007                        958,047    11.47%     11.92%      0.00%
                   2006                        345,173    15.88%     15.88%      0.00%
                   2005   10/21/05             110,818    10.18%     10.18%      0.00%
M FUND TURNER CORE GROWTH
                   2007   2/28/07              421,080    21.65%     21.65%      0.49%
                   2006                        101,631     8.09%      8.09%      0.59%
                   2005   12/16/05             100,231    -1.40%     -1.40%      0.39%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT   FEE      FEE      UNIT      UNIT        UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
MFS VIT CORE EQUITY
            2007                 0.10%    0.70%    $11.24    $15.47       17,467   $   208,782    10.37%     11.04%      0.37%
            2006                 0.10%    0.70%     10.15     13.98       16,396       173,049    13.01%     13.69%      0.47%
            2005                 0.10%    0.70%      8.96     12.33       24,681       247,162     0.98%      1.58%      0.69%
            2004                 0.10%    0.70%      8.84      9.29       35,457       319,484    11.68%     12.01%      0.39%
            2003                 0.40%    0.70%      7.89      8.32      196,417     1,555,447    26.50%     26.88%      0.20%
MFS VIT EMERGING GROWTH
            2007                 0.10%    0.40%     11.33     17.12       16,082       221,729    20.69%     21.04%      0.00%
            2006                 0.10%    0.40%      9.39     14.18       10,683       129,520     7.46%      7.79%      0.00%
            2005                 0.10%    0.40%      8.74     13.20       36,854       402,325     8.75%      9.08%      0.00%
            2004                 0.10%    0.40%      8.03     12.14       26,488       257,625    12.51%     12.51%      0.00%
            2003     1/31/03     0.40%    0.70%      6.98     10.79       13,618       112,958     8.05%     30.29%      0.00%
MFS VIT RESEARCH
            2007                 0.40%    0.70%     12.29     12.61       16,400       201,825    12.41%     12.75%      0.62%
            2006                 0.40%    0.70%     10.90     11.22       16,633       181,598     9.70%     10.04%      0.46%
            2005                 0.40%    0.70%      9.91     10.22       35,691       353,897     7.05%      7.37%      0.41%
            2004                 0.40%    0.70%      9.23      9.55       56,435       521,075    15.04%     15.39%      1.09%
            2003                 0.40%    0.70%      8.00      8.30       41,343       330,959    23.84%     24.21%      0.72%
MFS VIT TOTAL RETURN
            2007                 0.00%    0.70%     11.69     16.60      914,149    12,755,354     3.49%      4.21%      2.42%
            2006                 0.00%    0.70%     12.56     15.99      815,043    10,967,575    11.11%     11.78%      2.99%
            2005                 0.10%    0.70%     12.13     14.35      766,287    10,768,312     2.10%      2.72%      2.02%
            2004                 0.10%    0.70%     13.69     14.01      617,119     8,616,445    10.54%     10.88%      1.59%
            2003                 0.40%    0.70%     12.39     12.64      527,500     6,665,768    15.51%     15.86%      1.83%
MFS VIT UTILITIES
            2007                 0.00%    0.70%     16.68     28.15      349,244     8,468,470    27.00%     27.90%      0.96%
            2006                 0.00%    0.70%     18.69     22.03      338,372     6,839,017    30.74%     31.13%      2.06%
            2005                 0.10%    0.40%     14.43     16.80      355,348     5,689,985    16.37%     16.72%      0.50%
            2004                 0.10%    0.40%     12.40     12.40      118,820     1,574,521    29.68%     29.68%      1.01%
            2003                 0.40%    0.40%      9.56      9.56       36,777       351,778    35.35%     35.35%      2.50%
NB AMT MID-CAP GROWTH
            2007                 0.00%    0.70%     14.77     20.08      877,160    14,448,694    21.67%     22.53%      0.00%
            2006                 0.00%    0.70%     12.70     16.45      825,940    11,164,384    13.89%     14.58%      0.00%
            2005                 0.10%    0.70%     11.12     14.40    1,175,137    13,726,835    12.95%     13.63%      0.00%
            2004                 0.10%    0.70%      9.81     12.71    1,050,535    10,585,994    15.50%     15.84%      0.00%
            2003                 0.40%    0.70%      8.47      9.61    1,235,761    10,507,373    27.18%     27.56%      0.00%
NB AMT PARTNERS
            2007                 0.40%    0.40%     17.42     17.42       46,531       810,505     8.90%      8.90%      0.66%
            2006                 0.40%    0.40%     16.00     16.00       49,011       783,940    11.79%     11.79%      0.87%
            2005                 0.40%    0.40%     14.31     14.31       51,727       740,095    17.57%     17.57%      1.06%
            2004                 0.40%    0.40%     12.17     12.17       31,932       388,592    18.50%     18.50%      0.01%
            2003                 0.40%    0.40%     10.27     10.27       19,041       195,542    34.55%     34.55%      0.00%
NB AMT REGENCY
            2007                 0.00%    0.70%     11.64     20.48      382,268     5,869,804     2.58%      3.30%      0.45%
            2006                 0.00%    0.70%     14.58     19.91      415,165     6,398,359    10.39%     11.05%      0.44%
            2005                 0.10%    0.70%     13.14     17.98      278,026     3,878,430    11.22%     11.89%      0.10%
            2004                 0.10%    0.70%     14.48     14.55      118,781     1,451,563    21.51%     21.87%      0.05%
            2003     7/28/03     0.40%    0.70%     11.92     11.94        5,592        66,738     7.81%     16.95%      0.00%
OPPENHEIMER MAIN STREET GROWTH & INCOME
            2007                 0.40%    0.40%     12.23     12.23       14,434       176,501     4.01%      4.01%      0.91%
            2006                 0.40%    0.40%     11.76     11.76       13,421       157,789    14.56%     14.56%      1.24%
            2005                 0.40%    0.70%     10.26     10.52       16,398       168,597     5.24%      5.55%      2.92%
            2004                 0.40%    0.70%      9.72     10.00      126,829     1,233,700     8.70%      9.02%      0.84%
            2003                 0.40%    0.70%      8.92      9.20      214,603     1,915,084    25.84%     26.21%      0.93%
PIMCO VIT OPCAP MANAGED
            2007                 0.40%    0.40%     13.26     13.26       68,410       907,415     2.64%      2.64%      2.20%
            2006                 0.40%    0.40%     12.92     12.92       59,297       766,293     9.22%      9.22%      1.58%
            2005                 0.40%    0.40%     11.83     11.83       62,109       734,856     4.86%      4.86%      1.05%
            2004                 0.40%    0.40%     11.28     11.28       51,380       579,744    10.32%     10.32%      0.94%
            2003                 0.40%    0.40%     10.23     10.23       25,842       264,306    21.27%     21.27%      1.64%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT   FEE      FEE      UNIT      UNIT        UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH & INCOME CLASS IB
            2006                 0.00%    0.00%    $   --    $   --           --   $        --     0.00%      0.00%      1.73%
            2005                 0.00%    0.00%        --        --           --            --     0.00%      0.00%      2.20%
            2004                 0.40%    0.40%     11.88     11.88       22,883       271,837    10.67%     10.67%      3.03%
            2003                 0.40%    0.70%     10.73     10.73       58,695       630,026    26.87%     26.87%      1.63%
PUTNAM VT HEALTH SCIENCES CLASS IB
            2003    12/12/03     0.70%    0.70%      9.21      9.21          968         8,914     2.87%      2.87%      0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2007.

                                                             AGGREGATE     AGGREGATE
                                                              COST OF       PROCEEDS
SUBACCOUNT                                                   PURCHASES     FROM SALES
---------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                $     10,147  $      1,680
AIM V.I. International Growth                                      86,893     1,167,776
ABVPSF Global Technology Class A                                  893,838       469,142
ABVPSF Growth and Income Class A                                6,285,604     4,692,147
ABVPSF International Value Class A                              5,609,924       840,964
ABVPSF Large Cap Growth Class A                                    76,211        63,640
ABVPSF Small/Mid Cap Value Class A                              5,487,189     2,154,727
American Century VP Income & Growth                             1,366,437     3,767,446
American Century VP Inflation Protection Class 2                2,775,814     1,498,676
American Century VP International                               1,173,908       741,634
American Funds Bond Class 2                                           391           454
American Funds Global Growth Class 2                            4,885,261     2,681,213
American Funds Global Small Capitalization Class 2              4,671,615     1,520,242
American Funds Growth Class 2                                  21,436,262     9,388,592
American Funds Growth-Income Class 2                            5,912,818     5,492,474
American Funds High-Income Bond Class 2                         6,705,242     5,539,809
American Funds International Class 2                           19,023,196     6,710,676
American Funds U.S. Government/AAA-Rated Securities Class 2     5,925,773     3,817,890
Delaware VIPT Capital Reserves                                    573,413       446,942
Delaware VIPT Diversified Income                                8,012,579     1,738,992
Delaware VIPT Emerging Markets                                 12,150,888     5,450,175
Delaware VIPT High Yield                                        7,058,288       600,355
Delaware VIPT International Value Equity                            3,179           687
Delaware VIPT REIT                                              9,006,704     6,066,258
Delaware VIPT Small Cap Value                                  13,164,241    17,729,427
Delaware VIPT Trend                                             1,222,494       633,880
Delaware VIPT U.S. Growth                                         226,835       326,529
Delaware VIPT Value                                             9,243,756     2,394,632
DWS VIP Equity 500 Index                                       44,031,705    20,663,957
DWS VIP Small Cap Index                                        20,685,063     5,727,475
Fidelity VIP Asset Manager Service Class                        2,086,918     8,514,098
Fidelity VIP Contrafund Service Class                          23,299,257    10,766,494
Fidelity VIP Equity-Income Service Class                        4,102,471     2,936,030
Fidelity VIP Growth Service Class                               3,578,605     4,460,495
Fidelity VIP High Income Service Class                                562           544
Fidelity VIP Mid Cap Service Class                             15,713,268     5,103,270
Fidelity VIP Overseas Service Class                             4,045,939     1,551,209
FTVIPT Franklin Income Securities                               3,064,699       167,844
FTVIPT Franklin Small-Mid Cap Growth Securities                 1,950,055     1,213,199
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2           193,348        68,873
FTVIPT Mutual Shares Securities                                 5,185,106       498,319
FTVIPT Templeton Foreign Securities Class 2                       653,782     1,809,977
FTVIPT Templeton Global Asset Allocation Class 2                  149,236        26,452
FTVIPT Templeton Global Income Securities                       3,076,852       977,295
FTVIPT Templeton Growth Securities                              1,444,890       596,243
FTVIPT Templeton Growth Securities Class 2                        172,088        24,867
Janus Aspen Series Balanced                                       628,447     3,662,490
Janus Aspen Series Balanced Service Shares                      1,594,661     1,404,279
Janus Aspen Series Flexible Bond                                  538,756       178,464
Janus Aspen Series Flexible Bond Service Shares                 3,201,719     1,350,590
Janus Aspen Series Global Technology Service Shares               166,958        31,778
Janus Aspen Series Mid Cap Growth                               2,005,729     1,047,729
Janus Aspen Series Mid Cap Growth Service Shares                2,424,646     2,510,153
Janus Aspen Series Worldwide Growth                               471,334       670,457
Janus Aspen Series Worldwide Growth Service Shares                340,776       439,806
Lincoln VIPT Baron Growth Opportunities                           452,440        43,200
Lincoln VIPT Baron Growth Opportunities Service Class           7,610,317     5,433,035

                                                             AGGREGATE     AGGREGATE
                                                              COST OF       PROCEEDS
SUBACCOUNT                                                   PURCHASES     FROM SALES
---------------------------------------------------------------------------------------
Lincoln VIPT Capital Growth                                  $        377  $          4
Lincoln VIPT Cohen & Steers Global Real Estate                    310,870           497
Lincoln VIPT Core                                                  16,561       107,081
Lincoln VIPT Delaware Bond                                     31,995,022    17,797,625
Lincoln VIPT Delaware Growth and Income                           818,838        21,848
Lincoln VIPT Delaware Social Awareness                            243,570        82,870
Lincoln VIPT Delaware Special Opportunities                     2,823,156       149,026
Lincoln VIPT FI Equity-Income                                   1,909,102     1,348,397
Lincoln VIPT Growth                                                29,723        85,807
Lincoln VIPT Growth Opportunities                                  57,171       211,200
Lincoln VIPT Janus Capital Appreciation                           871,377       329,503
Lincoln VIPT Marsico International Growth                         247,572         4,682
Lincoln VIPT MFS Value                                            800,627         8,742
Lincoln VIPT Mid-Cap Growth                                       137,621         2,835
Lincoln VIPT Mid-Cap Value                                        127,035         3,062
Lincoln VIPT Mondrian International Value                      18,387,257    13,812,665
Lincoln VIPT Money Market                                     183,812,658   141,471,854
Lincoln VIPT S&P 500 Index                                      4,036,462       162,151
Lincoln VIPT Small-Cap Index                                      416,092        24,834
Lincoln VIPT T. Rowe Price Growth Stock                           302,918       131,572
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth              337,873       321,938
Lincoln VIPT Templeton Growth                                     153,980         5,076
Lincoln VIPT UBS Global Asset Allocation                        2,977,345        99,564
Lincoln VIPT Wilshire 2010 Profile                                741,416         6,042
Lincoln VIPT Wilshire 2020 Profile                              3,115,845        24,104
Lincoln VIPT Wilshire 2030 Profile                                141,674           832
Lincoln VIPT Wilshire 2040 Profile                                    885            21
Lincoln VIPT Wilshire Aggressive Profile                          432,854       122,925
Lincoln VIPT Wilshire Conservative Profile                      1,443,798     1,237,672
Lincoln VIPT Wilshire Moderate Profile                          2,527,413       592,555
Lincoln VIPT Wilshire Moderately Aggressive Profile             1,332,323        51,066
M Fund Brandes International Equity                             1,442,035        98,617
M Fund Business Opportunity Value                                 144,272         7,587
M Fund Frontier Capital Appreciation                              687,707        45,436
M Fund Turner Core Growth                                         404,781       122,483
MFS VIT Core Equity                                                87,584        71,201
MFS VIT Emerging Growth                                           108,480        49,267
MFS VIT Research                                                  103,472       104,552
MFS VIT Total Return                                            7,383,825     5,494,251
MFS VIT Utilities                                               3,818,474     3,348,692
NB AMT Mid-Cap Growth                                           3,191,820     2,408,051
NB AMT Partners                                                   248,400       208,941
NB AMT Regency                                                  3,192,892     3,698,843
Oppenheimer Main Street Growth & Income                            87,843        74,888
PIMCO VIT OPCAP Managed                                           217,345        15,837

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2007.

                                                                        NET
                                                              SHARES    ASSET    FAIR VALUE
SUBACCOUNT                                                    OWNED     VALUE     OF SHARES   COST OF SHARES
------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                    2,002  $29.37  $     58,789   $     52,530
AIM V.I. International Growth                                    2,267   33.63        76,248         54,794
ABVPSF Global Technology Class A                                71,179   20.71     1,474,125      1,272,327
ABVPSF Growth and Income Class A                               339,115   26.82     9,095,065      8,496,681
ABVPSF International Value Class A                             203,553   25.14     5,117,318      5,210,810
ABVPSF Large Cap Growth Class A                                 10,264   30.61       314,184        273,561
ABVPSF Small/Mid Cap Value Class A                             409,393   17.11     7,004,720      7,478,840
American Century VP Income & Growth                            555,795    8.46     4,702,029      4,077,596

                                                                        NET
                                                              SHARES    ASSET    FAIR VALUE
SUBACCOUNT                                                    OWNED     VALUE     OF SHARES   COST OF SHARES
------------------------------------------------------------------------------------------------------------
American Century VP Inflation Protection Class 2               560,580  $10.55  $  5,914,122   $  5,739,075
American Century VP International                              682,300   11.86     8,092,074      5,487,104
American Funds Bond Class 2                                        462   11.03         5,094          5,225
American Funds Global Growth Class 2                           473,953   25.00    11,848,825      9,731,472
American Funds Global Small Capitalization Class 2             236,404   26.95     6,371,091      6,025,232
American Funds Growth Class 2                                  626,424   66.72    41,794,988     37,252,910
American Funds Growth-Income Class 2                           316,460   42.26    13,373,606     12,339,887
American Funds High-Income Bond Class 2                        626,121   11.55     7,231,696      7,829,516
American Funds International Class 2                         1,538,363   24.72    38,028,334     32,321,273
American Funds U.S. Government/AAA-Rated Securities Class 2  1,038,094   11.65    12,093,796     12,241,010
Delaware VIPT Capital Reserves                                  83,581    9.67       808,223        809,760
Delaware VIPT Diversified Income                             1,126,870   10.22    11,516,612     10,930,890
Delaware VIPT Emerging Markets                                 599,940   27.84    16,702,333     13,354,569
Delaware VIPT High Yield                                     1,508,241    5.95     8,974,024      9,039,592
Delaware VIPT International Value Equity                           517   14.70         7,598          8,898
Delaware VIPT REIT                                             660,352   15.83    10,453,380     12,674,669
Delaware VIPT Small Cap Value                                  741,026   28.65    21,230,400     22,702,971
Delaware VIPT Trend                                             51,443   38.50     1,980,571      1,794,266
Delaware VIPT U.S. Growth                                       29,748    8.96       266,543        235,984
Delaware VIPT Value                                            436,446   21.44     9,357,394      9,565,321
DWS VIP Equity 500 Index                                     8,614,958   15.53   133,790,295    113,723,387
DWS VIP Small Cap Index                                      4,203,318   14.71    61,830,806     59,367,733
Fidelity VIP Asset Manager Service Class                       180,488   16.48     2,974,437      2,647,877
Fidelity VIP Contrafund Service Class                        1,614,741   27.80    44,889,804     45,897,801
Fidelity VIP Equity-Income Service Class                       455,151   23.82    10,841,686     11,369,873
Fidelity VIP Growth Service Class                              482,299   44.99    21,698,617     16,623,612
Fidelity VIP High Income Service Class                           1,226    5.95         7,297          7,805
Fidelity VIP Mid Cap Service Class                             547,508   35.98    19,699,327     18,325,288
Fidelity VIP Overseas Service Class                            426,371   25.22    10,753,073      8,896,336
FTVIPT Franklin Income Securities                              169,325   17.63     2,985,208      3,046,410
FTVIPT Franklin Small-Mid Cap Growth Securities                102,361   23.39     2,394,214      2,361,187
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2         28,986   22.91       664,080        539,611
FTVIPT Mutual Shares Securities                                229,084   20.42     4,677,905      4,771,294
FTVIPT Templeton Foreign Securities Class 2                    114,343   20.25     2,315,440      1,716,827
FTVIPT Templeton Global Asset Allocation Class 2                16,676   14.52       242,134        296,229
FTVIPT Templeton Global Income Securities                      201,842   17.00     3,431,319      3,245,987
FTVIPT Templeton Growth Securities                             179,210   15.68     2,810,007      2,655,466
FTVIPT Templeton Growth Securities Class 2                      25,866   15.44       399,364        380,684
Janus Aspen Series Balanced                                    142,562   30.05     4,283,999      3,458,140
Janus Aspen Series Balanced Service Shares                     132,334   31.08     4,112,947      3,604,974
Janus Aspen Series Flexible Bond                               213,924   11.46     2,451,571      2,502,161
Janus Aspen Series Flexible Bond Service Shares                422,395   12.13     5,123,653      5,130,882
Janus Aspen Series Global Technology Service Shares             47,775    5.18       247,474        222,014
Janus Aspen Series Mid Cap Growth                              120,912   39.94     4,829,217      3,611,527
Janus Aspen Series Mid Cap Growth Service Shares               194,002   38.95     7,556,360      5,469,296
Janus Aspen Series Worldwide Growth                             55,706   35.33     1,968,093      1,622,603
Janus Aspen Series Worldwide Growth Service Shares              10,108   35.03       354,091        303,233
Lincoln VIPT Baron Growth Opportunities                         13,203   29.99       395,905        410,609
Lincoln VIPT Baron Growth Opportunities Service Class          568,700   29.94    17,029,165     15,815,432
Lincoln VIPT Capital Growth                                         13   27.51           369            373
Lincoln VIPT Cohen & Steers Global Real Estate                  37,077    8.05       298,506        310,363
Lincoln VIPT Delaware Bond                                   6,456,312   12.68    81,853,125     82,702,663
Lincoln VIPT Delaware Growth and Income                         22,345   36.86       823,584        861,598
Lincoln VIPT Delaware Social Awareness                          24,885   36.65       912,135        837,927
Lincoln VIPT Delaware Special Opportunities                     60,805   42.05     2,556,908      2,668,860
Lincoln VIPT FI Equity-Income                                  279,774   16.97     4,747,769      4,777,411
Lincoln VIPT Janus Capital Appreciation                         91,931   24.17     2,221,973      1,814,169
Lincoln VIPT Marsico International Growth                       13,225   18.07       239,005        242,929
Lincoln VIPT MFS Value                                          29,229   26.42       772,291        791,721
Lincoln VIPT Mid-Cap Growth                                      9,747   14.13       137,681        134,965
Lincoln VIPT Mid-Cap Value                                       7,957   14.66       116,643        123,816

                                                                     NET
                                                         SHARES      ASSET    FAIR VALUE       COST OF
SUBACCOUNT                                               OWNED       VALUE     OF SHARES       SHARES
--------------------------------------------------------------------------------------------------------
Lincoln VIPT Mondrian International Value               1,026,555   $24.16   $ 24,804,645   $ 21,147,432
Lincoln VIPT Money Market                              18,996,714    10.00    189,967,136    189,967,136
Lincoln VIPT S&P 500 Index                                368,711    10.32      3,804,359      3,874,456
Lincoln VIPT Small-Cap Index                               19,150    19.10        365,684        390,799
Lincoln VIPT T. Rowe Price Growth Stock                     9,037    18.32        165,510        168,867
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth       63,515    13.44        853,319        722,004
Lincoln VIPT Templeton Growth                               4,369    33.23        145,195        148,852
Lincoln VIPT UBS Global Asset Allocation                  221,369    15.59      3,450,928      3,489,755
Lincoln VIPT Wilshire 2010 Profile                         71,828    10.61        762,315        735,549
Lincoln VIPT Wilshire 2020 Profile                        303,122    10.49      3,180,961      3,092,331
Lincoln VIPT Wilshire 2030 Profile                         13,035    10.66        138,967        140,814
Lincoln VIPT Wilshire 2040 Profile                             81    10.50            849            864
Lincoln VIPT Wilshire Aggressive Profile                   29,758    14.28        424,976        410,738
Lincoln VIPT Wilshire Conservative Profile                 55,387    12.01        664,981        651,576
Lincoln VIPT Wilshire Moderate Profile                    182,214    12.93      2,355,304      2,259,733
Lincoln VIPT Wilshire Moderately Aggressive Profile       103,733    13.39      1,388,567      1,374,951
M Fund Brandes International Equity                        99,235    18.45      1,830,894      1,964,172
M Fund Business Opportunity Value                          13,875    12.11        168,028        179,999
M Fund Frontier Capital Appreciation                       38,725    24.74        958,069        996,628
M Fund Turner Core Growth                                  21,572    19.52        421,080        389,325
MFS VIT Core Equity                                        12,153    17.18        208,789        179,105
MFS VIT Emerging Growth                                     8,866    25.01        221,735        181,455
MFS VIT Research                                            9,952    20.28        201,832        163,576
MFS VIT Total Return                                      588,355    21.68     12,755,543     12,242,851
MFS VIT Utilities                                         245,611    34.48      8,468,669      6,738,060
NB AMT Mid-Cap Growth                                     506,984    28.50     14,449,055      9,989,034
NB AMT Partners                                            39,024    20.77        810,532        790,106
NB AMT Regency                                            361,670    16.23      5,869,905      5,746,913
Oppenheimer Main Street Growth & Income                     6,892    25.61        176,507        157,879
PIMCO VIT OPCAP Managed                                    23,430    38.73        907,445        938,791

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                                UNITS      UNITS      NET INCREASE
SUBACCOUNT                                                      ISSUED    REDEEMED     (DECREASE)
--------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                       824       (120)          704
AIM V.I. International Growth                                     4,376    (50,561)      (46,185)
ABVPSF Global Technology Class A                                 63,277    (35,606)       27,671
ABVPSF Growth and Income Class A                                404,223   (322,081)       82,142
ABVPSF International Value Class A                              452,966    (84,868)      368,098
ABVPSF Large Cap Growth Class A                                   5,821     (5,174)          647
ABVPSF Small/Mid Cap Value Class A                              322,923   (133,303)      189,620
American Century VP Income & Growth                              98,639   (289,368)     (190,729)
American Century VP Inflation Protection Class 2                230,755   (134,282)       96,473
American Century VP International                                78,613    (54,039)       24,574
American Funds Bond Class 2                                          --        (28)          (28)
American Funds Global Growth Class 2                            272,082   (166,807)      105,275
American Funds Global Small Capitalization Class 2              220,011    (71,782)      148,229
American Funds Growth Class 2                                 1,382,021   (663,955)      718,066
American Funds Growth-Income Class 2                            380,563   (369,363)       11,200
American Funds High-Income Bond Class 2                         462,187   (434,341)       27,846
American Funds International Class 2                          1,004,601   (372,254)      632,347
American Funds U.S. Government/AAA-Rated Securities Class 2     477,238   (348,211)      129,027
Delaware VIPT Capital Reserves                                   52,284    (43,713)        8,571
Delaware VIPT Diversified Income                                697,855   (147,561)      550,294
Delaware VIPT Emerging Markets                                  508,971   (231,165)      277,806
Delaware VIPT High Yield                                        493,709    (50,762)      442,947
Delaware VIPT International Value Equity                             --        (31)          (31)
Delaware VIPT REIT                                              382,187   (304,581)       77,606

                                                            UNITS        UNITS       NET INCREASE
SUBACCOUNT                                                  ISSUED      REDEEMED      (DECREASE)
-------------------------------------------------------------------------------------------------
Delaware VIPT Small Cap Value                                462,413      (764,452)     (302,039)
Delaware VIPT Trend                                           90,163       (46,947)       43,216
Delaware VIPT U.S. Growth                                     19,252       (23,089)       (3,837)
Delaware VIPT Value                                          684,571      (161,659)      522,912
DWS VIP Equity 500 Index                                   3,126,361    (1,574,152)    1,552,209
DWS VIP Small Cap Index                                      931,006      (319,275)      611,731
Fidelity VIP Asset Manager Service Class                     115,098      (699,264)     (584,166)
Fidelity VIP Contrafund Service Class                        820,267      (670,750)      149,517
Fidelity VIP Equity-Income Service Class                     190,813      (182,802)        8,011
Fidelity VIP Growth Service Class                            289,414      (409,827)     (120,413)
Fidelity VIP High Income Service Class                            --           (46)          (46)
Fidelity VIP Mid Cap Service Class                           862,880      (179,472)      683,408
Fidelity VIP Overseas Service Class                          207,676       (95,331)      112,345
FTVIPT Franklin Income Securities                            255,717       (15,228)      240,489
FTVIPT Franklin Small-Mid Cap Growth Securities              117,479       (77,513)       39,966
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2       14,831        (7,120)        7,711
FTVIPT Mutual Shares Securities                              431,107       (42,797)      388,310
FTVIPT Templeton Foreign Securities Class 2                   32,382      (116,618)      (84,236)
FTVIPT Templeton Global Asset Allocation Class 2               3,306        (1,393)        1,913
FTVIPT Templeton Global Income Securities                    258,739       (85,960)      172,779
FTVIPT Templeton Growth Securities                            85,616       (39,700)       45,916
FTVIPT Templeton Growth Securities Class 2                     8,192        (1,778)        6,414
Janus Aspen Series Balanced                                   37,172      (245,722)     (208,550)
Janus Aspen Series Balanced Service Shares                   101,047       (92,287)        8,760
Janus Aspen Series Flexible Bond                              30,963       (13,744)       17,219
Janus Aspen Series Flexible Bond Service Shares              266,000      (117,579)      148,421
Janus Aspen Series Global Technology Service Shares           28,041        (5,874)       22,167
Janus Aspen Series Mid Cap Growth                            207,179      (119,193)       87,986
Janus Aspen Series Mid Cap Growth Service Shares             137,932      (141,363)       (3,431)
Janus Aspen Series Worldwide Growth                           42,204       (61,952)      (19,748)
Janus Aspen Series Worldwide Growth Service Shares            23,297       (30,678)       (7,381)
Lincoln VIPT Baron Growth Opportunities                       35,066        (3,208)       31,858
Lincoln VIPT Baron Growth Opportunities Service Class        405,768      (340,312)       65,456
Lincoln VIPT Capital Growth                                       34            --            34
Lincoln VIPT Cohen & Steers Global Real Estate                35,997          (101)       35,896
Lincoln VIPT Core                                              1,384        (9,035)       (7,651)
Lincoln VIPT Delaware Bond                                 2,546,183    (1,448,377)    1,097,806
Lincoln VIPT Delaware Growth and Income                       61,425        (2,374)       59,051
Lincoln VIPT Delaware Social Awareness                        16,744        (5,807)       10,937
Lincoln VIPT Delaware Special Opportunities                  292,997       (16,168)      276,829
Lincoln VIPT FI Equity-Income                                117,587      (108,047)        9,540
Lincoln VIPT Growth                                            2,456        (6,658)       (4,202)
Lincoln VIPT Growth Opportunities                              4,478       (15,320)      (10,842)
Lincoln VIPT Janus Capital Appreciation                       83,078       (39,671)       43,407
Lincoln VIPT Marsico International Growth                     21,262           (60)       21,202
Lincoln VIPT MFS Value                                        79,608          (867)       78,741
Lincoln VIPT Mid-Cap Growth                                   12,711          (278)       12,433
Lincoln VIPT Mid-Cap Value                                    13,757          (406)       13,351
Lincoln VIPT Mondrian International Value                    794,262      (648,728)      145,534
Lincoln VIPT Money Market                                 18,025,475   (15,313,106)    2,712,369
Lincoln VIPT S&P 500 Index                                   337,168       (14,376)      322,792
Lincoln VIPT Small-Cap Index                                  43,514        (3,945)       39,569
Lincoln VIPT T. Rowe Price Growth Stock                       29,553       (13,062)       16,491
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth          23,496       (19,722)        3,774
Lincoln VIPT Templeton Growth                                 14,776          (116)       14,660
Lincoln VIPT UBS Global Asset Allocation                     206,919        (7,896)      199,023
Lincoln VIPT Wilshire 2010 Profile                            72,865          (489)       72,376
Lincoln VIPT Wilshire 2020 Profile                           308,535        (2,021)      306,514
Lincoln VIPT Wilshire 2030 Profile                            13,309           (85)       13,224
Lincoln VIPT Wilshire 2040 Profile                                86            (4)           82
Lincoln VIPT Wilshire Aggressive Profile                      32,166        (9,529)       22,637
Lincoln VIPT Wilshire Conservative Profile                   122,691      (106,042)       16,649

                                                                UNITS        UNITS       NET INCREASE
SUBACCOUNT                                                      ISSUED       REDEEMED     (DECREASE)
-----------------------------------------------------------------------------------------------------
Lincoln VIPT Wilshire Moderate Profile                           212,852       (51,526)      161,326
Lincoln VIPT Wilshire Moderately Aggressive Profile              104,109        (5,370)       98,739
M Fund Brandes International Equity                               39,690        15,862        55,552
M Fund Business Opportunity Value                                 10,313          (641)        9,672
M Fund Frontier Capital Appreciation                              38,962        (2,788)       36,174
M Fund Turner Core Growth                                         31,529        (8,397)       23,132
MFS VIT Core Equity                                                7,553        (6,482)        1,071
MFS VIT Emerging Growth                                            8,773        (3,374)        5,399
MFS VIT Research                                                   8,952        (9,185)         (233)
MFS VIT Total Return                                             343,175      (244,069)       99,106
MFS VIT Utilities                                                172,307      (161,435)       10,872
NB AMT Mid-Cap Growth                                            210,534      (159,314)       51,220
NB AMT Partners                                                   10,299       (12,779)       (2,480)
NB AMT Regency                                                   198,807      (231,704)      (32,897)
Oppenheimer Main Street Growth & Income                            7,107        (6,094)        1,013
PIMCO VIT OPCAP Managed                                           10,686        (1,573)        9,113

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                                UNITS         UNITS      NET INCREASE
SUBACCOUNT                                                      ISSUED       REDEEMED     (DECREASE)
-----------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                      3,638           (87)        3,551
AIM V.I. International Growth                                     25,335        (4,514)       20,821
ABVPSF Global Technology Class A                                  43,410       (18,811)       24,599
ABVPSF Growth and Income Class A                                 415,943      (688,342)     (272,399)
ABVPSF International Value Class A                                36,940        (1,439)       35,501
ABVPSF Large Cap Growth Class A                                   21,705       (20,958)          747
ABVPSF Small/Mid Cap Value Class A                               212,861       (80,201)      132,660
American Century VP Income & Growth                              157,124      (210,439)      (53,315)
American Century VP Inflation Protection Class 2                 246,598      (164,296)       82,302
American Century VP International                                168,690      (185,950)      (17,260)
American Funds Bond Class 2                                       14,788       (30,570)      (15,782)
American Funds Global Growth Class 2                             293,552      (361,127)      (67,575)
American Funds Global Small Capitalization Class 2               198,377      (204,520)       (6,143)
American Funds Growth Class 2                                  1,498,621    (1,350,878)      147,743
American Funds Growth-Income Class 2                             459,500      (321,441)      138,059
American Funds High-Income Bond Class 2                          240,365      (642,223)     (401,858)
American Funds International Class 2                           1,096,186      (294,246)      801,940
American Funds U.S. Government/AAA-Rated Securities Class 2      573,002      (549,820)       23,182
Lincoln VIPT Baron Growth Opportunities Service Class            521,613      (465,599)       56,014
Delaware VIPT Capital Reserves                                    48,609       (10,053)       38,556
Delaware VIPT Diversified Income                                 302,571      (152,378)      150,193
Delaware VIPT Emerging Markets                                   336,895      (200,073)      136,822
Delaware VIPT High Yield                                         125,295       (64,411)       60,884
Delaware VIPT International Value Equity                           7,062       (24,808)      (17,746)
Delaware VIPT REIT                                               429,762      (377,963)       51,799
Delaware VIPT Small Cap Value                                  1,336,843      (641,970)      694,873
Delaware VIPT Trend                                               69,995       (92,858)      (22,863)
Delaware VIPT U.S. Growth                                         27,025       (11,054)       15,971
Delaware VIPT Value                                              198,237       (36,823)      161,414
DWS VIP Equity 500 Index                                       2,578,255    (1,186,399)    1,391,856
DWS VIP Small Cap Index                                        1,011,425      (397,574)      613,851
Fidelity VIP Asset Manager Service Class                          92,210      (231,498)     (139,288)
Fidelity VIP Contrafund Service Class                            951,078      (643,221)      307,857
Fidelity VIP Equity-Income Service Class                         172,569      (123,019)       49,550
Fidelity VIP Growth Service Class                                280,910      (792,258)     (511,348)
Fidelity VIP High Income Service Class                             2,838       (14,835)      (11,997)
Fidelity VIP Mid Cap Service Class                               621,664      (121,121)      500,543
Fidelity VIP Overseas Service Class                              278,214      (314,775)      (36,561)
FTVIPT Franklin Income Securities                                 13,356           (25)       13,331
FTVIPT Franklin Small-Mid Cap Growth Securities                  110,257      (138,196)      (27,939)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2           27,290      (599,607)     (572,317)

                                                                UNITS         UNITS       NET INCREASE
SUBACCOUNT                                                      ISSUED       REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares Securities                                    7,649           (43)        7,606
FTVIPT Templeton Foreign Securities Class 2                       71,512       (74,371)       (2,859)
FTVIPT Templeton Global Asset Allocation Class 2                  19,984       (24,714)       (4,730)
FTVIPT Templeton Global Income Securities                        113,460       (11,987)      101,473
FTVIPT Templeton Growth Securities                               105,556      (116,020)      (10,464)
FTVIPT Templeton Growth Securities Class 2                        20,011       (23,122)       (3,111)
Janus Aspen Series Balanced                                      105,792      (820,515)     (714,723)
Janus Aspen Series Balanced Service Shares                       146,520      (367,141)     (220,621)
Janus Aspen Series Flexible Bond                                  67,094       (26,825)       40,269
Janus Aspen Series Flexible Bond Service Shares                  226,254      (506,660)     (280,406)
Janus Aspen Series Global Technology Service Shares               13,781       (64,768)      (50,987)
Janus Aspen Series Mid Cap Growth                                 55,069      (263,982)     (208,913)
Janus Aspen Series Mid Cap Growth Service Shares                  87,676      (131,516)      (43,840)
Janus Aspen Series Worldwide Growth                               53,083      (285,278)     (232,195)
Janus Aspen Series Worldwide Growth Service Shares                 4,573       (97,906)      (93,333)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth              53,779      (112,320)      (58,541)
Lincoln VIPT Wilshire Aggressive Profile                           9,408        (2,053)        7,355
Lincoln VIPT Delaware Bond                                     2,040,666    (1,075,264)      965,402
Lincoln VIPT Janus Capital Appreciation                           84,402      (193,987)     (109,585)
Lincoln VIPT Wilshire Conservative Profile                        44,021        (7,879)       36,142
Lincoln VIPT Core                                                  7,765          (114)        7,651
Lincoln VIPT FI Equity-Income                                    158,684      (188,790)      (30,106)
Lincoln VIPT UBS Global Asset Allocation                          54,792       (65,861)      (11,069)
Lincoln VIPT Growth                                                6,380        (2,178)        4,202
Lincoln VIPT Delaware Growth and Income                            5,880          (212)        5,668
Lincoln VIPT Growth Opportunities                                 12,133        (1,339)       10,794
Lincoln VIPT Mondrian International Value                        976,578      (185,443)      791,135
Lincoln VIPT Wilshire Moderate Profile                            37,554       (16,139)       21,415
Lincoln VIPT Wilshire Moderately Aggressive Profile                9,688        (2,258)        7,430
Lincoln VIPT Money Market                                     17,722,663   (10,234,777)    7,487,886
Lincoln VIPT Delaware Social Awareness                            46,148       (24,225)       21,923
M Fund Brandes International Equity                               25,483       (24,752)          731
M Fund Business Opportunity Value                                  3,924          (114)        3,810
M Fund Frontier Capital Appreciation                              18,578        (4,438)       14,140
M Fund Turner Core Growth                                          6,989        (7,449)         (460)
MFS VIT Core Equity                                               12,778       (21,063)       (8,285)
MFS VIT Emerging Growth                                            6,118       (32,289)      (26,171)
MFS VIT Research                                                   8,585       (27,643)      (19,058)
MFS VIT Total Return                                           1,264,915    (1,216,159)       48,756
MFS VIT Utilities                                                602,100      (619,076)      (16,976)
NB AMT Mid-Cap Growth                                            221,936      (571,133)     (349,197)
NB AMT Partners                                                   33,533       (36,249)       (2,716)
NB AMT Regency                                                   247,503      (110,364)      137,139
Oppenheimer Main Street Growth & Income                           11,909       (14,886)       (2,977)
PIMCO VIT OPCAP Managed                                           14,697       (17,509)       (2,812)
Putnam VT Growth & Income Class IB                                 4,828        (4,828)           --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company

   and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account S

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account S ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account S at December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2008